                                                                    Exhibit 10.1

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                                 SENIOR SECURED

                       REVOLVING LINE OF CREDIT AGREEMENT

                                     between

                   INTERSTATE HOTELS CORPORATION, AS BORROWER

                          LEHMAN BROTHERS HOLDINGS INC.
                        D/B/A LEHMAN CAPITAL, A DIVISION
                        OF LEHMAN BROTHERS HOLDINGS INC.,
                         INDIVIDUALLY AS A CO-LENDER, AS
                AGENT FOR ONE OR MORE CO-LENDERS AND AS ARRANGER

                                       and

                 CREDIT LYONNAIS NEW YORK BRANCH, as Co-Lender,
                    as Co-Arranger and as Documentation Agent

                                       and

                  PNC BANK, NATIONAL ASSOCIATION, as Co-Lender

                                       and

               LEHMAN COMMERCIAL PAPER, INC., AS SYNDICATION AGENT



                            Dated as of July 31, 2001



                                 $40,000,000.00



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
                                TABLE OF CONTENTS

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
SECTION 1.            DEFINITIONS

         Section 1.01          Definitions.......................................................................1

SECTION 2.            AMOUNT AND TERMS OF REVOLVING CREDIT FACILITY

         Section 2.01          Advances.........................................................................26
         Section 2.02          Notice of Borrowing..............................................................27
         Section 2.03          Disbursement of Funds............................................................27
         Section 2.04          The Note.........................................................................27
         Section 2.05          Interest.........................................................................28
         Section 2.06          Interest Periods.................................................................29
         Section 2.07          Minimum Amount of Eurodollar Portions............................................30
         Section 2.08          Conversion or Continuation.......................................................30
         Section 2.09          Voluntary Reduction of Facility Amount; Termination of Facility Amount...........31
         Section 2.10          Principal Payments...............................................................31
         Section 2.11          Voluntary Prepayments............................................................31
         Section 2.12          Mandatory Prepayments............................................................32
         Section 2.13          Application of Payments and Prepayments..........................................32
         Section 2.14          Method and Place of Payment......................................................32
         Section 2.15          Fees.............................................................................32
         Section 2.16          Interest Rate Unascertainable, Increased Costs, Illegality.......................33
         Section 2.17          Funding Losses...................................................................35
         Section 2.18          Increased Capital................................................................36
         Section 2.19          Taxes............................................................................36
         Section 2.20          Use of Proceeds and Limitations on Advances......................................38
         Section 2.21          Intentionally Deleted............................................................38
         Section 2.22          Intentionally Deleted............................................................38
         Section 2.23          Intentionally Deleted............................................................38
         Section 2.24          Decision Making by Agent.........................................................38
         Section 2.25          Intentionally Deleted............................................................38
         Section 2.26          Pro Rata Interests...............................................................38
         Section 2.27          Extension of Maturity Date.......................................................38
         Section 2.28          Intentionally Deleted............................................................39

SECTION 3.            CONDITIONS PRECEDENT

         Section 3.01          Conditions Precedent to the Initial Advance......................................39
         Section 3.02          Conditions Precedent to All Advances of the Loan.................................45
         Section 3.03          Acceptance of Borrowings.........................................................46
         Section 3.04          Sufficient Counterparts..........................................................46

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                                TABLE OF CONTENTS
                                   (continued)

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SECTION 4.            REPRESENTATIONS AND WARRANTIES

         Section 4.01          Organizational Status............................................................46
         Section 4.02          Power and Authority..............................................................47
         Section 4.03          No Violation.....................................................................47
         Section 4.04          Litigation.......................................................................47
         Section 4.05          Financial Statements:  Financial Condition; etc..................................47
         Section 4.06          Solvency.........................................................................48
         Section 4.07          Material Adverse Change..........................................................48
         Section 4.08          Use of Proceeds; Margin Regulations..............................................48
         Section 4.09          Governmental Approvals...........................................................48
         Section 4.10          Intentionally Deleted............................................................48
         Section 4.11          Tax Returns and Payments.........................................................48
         Section 4.12          ERISA............................................................................48
         Section 4.13          Closing Date Transactions........................................................49
         Section 4.14          Representations and Warranties in Loan Documents.................................49
         Section 4.15          True and Complete Disclosure.....................................................50
         Section 4.16          Ownership of Assets; Existing Security Instruments...............................50
         Section 4.17          No Default.......................................................................50
         Section 4.18          Licenses, etc....................................................................50
         Section 4.19          Compliance With Law..............................................................50
         Section 4.20          Brokers..........................................................................51
         Section 4.21          Judgments........................................................................51
         Section 4.22          Management Agreements............................................................51
         Section 4.23          Leasing Arrangements.............................................................51
         Section 4.24          Intentionally Deleted............................................................51
         Section 4.25          Operations.......................................................................52
         Section 4.26          Stock............................................................................52
         Section 4.27          Ground Leases....................................................................52
         Section 4.28          Environmental Condition..........................................................52
         Section 4.29          Franchise Agreements.............................................................53
         Section 4.30          Owned Hospitality Properties.....................................................53
         Section 4.31          Existing Indebtedness and Hedge Agreements.......................................53
         Section 4.32          Permitted Property Agreements Conversion.........................................53
         Section 4.33          Survival.........................................................................53

SECTION 5.            AFFIRMATIVE COVENANTS

         Section 5.01          Financial Reports................................................................54
         Section 5.02          Books, Records and Inspections...................................................56
         Section 5.03          Maintenance of Insurance.........................................................57
         Section 5.04          Taxes............................................................................57
         Section 5.05          Corporate Franchises; Conduct of Business........................................57
         Section 5.06          Compliance with Law..............................................................58
         Section 5.07          Performance of Obligations.......................................................58
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                                TABLE OF CONTENTS
                                   (continued)

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         Section 5.08          Stock............................................................................58
         Section 5.09          Intentionally Deleted............................................................58
         Section 5.10          Maintenance of Properties........................................................58
         Section 5.11          Compliance with ERISA............................................................59
         Section 5.12          Settlement/Judgment Notice.......................................................60
         Section 5.13          Acceleration Notice..............................................................60
         Section 5.14          Lien Searches; Title Searches....................................................60
         Section 5.15          Intentionally Deleted............................................................60
         Section 5.16          Intentionally Deleted............................................................60
         Section 5.17          Intentionally Deleted............................................................60
         Section 5.18          Intentionally Deleted............................................................60
         Section 5.19          Intentionally Deleted............................................................60
         Section 5.20          Intentionally Deleted............................................................60
         Section 5.21          Manager..........................................................................60
         Section 5.22          Further Assurances...............................................................61
         Section 5.23          Intentionally Deleted............................................................61
         Section 5.24          Additional Covenants.............................................................61
         Section 5.25          Intentionally Deleted............................................................61
         Section 5.26          Intentionally Deleted............................................................61
         Section 5.27          Preparation of Environmental Reports.............................................61
         Section 5.28          Intentionally Deleted............................................................62
         Section 5.29          Intentionally Deleted............................................................62
         Section 5.30          Intentionally Deleted............................................................62
         Section 5.31          Compliance with Terms of Leaseholds..............................................62
         Section 5.32          Intentionally Deleted............................................................62
         Section 5.33          Interest Coverage Ratio..........................................................62
         Section 5.34          Intentionally Deleted............................................................62
         Section 5.35          Fixed Charge Ratio...............................................................62
         Section 5.36          Intentionally Omitted............................................................62
         Section 5.37          DSC Ratio........................................................................62
         Section 5.38          Leverage Ratio...................................................................62
         Section 5.39          Intentionally Deleted............................................................63
         Section 5.40          Maintenance of Tangible Net Worth................................................63
         Section 5.41          Maintenance of Management Agreement Income.......................................63
         Section 5.42          Collateral.......................................................................63
         Section 5.43          New Subsidiaries.................................................................63
         Section 5.44          Hedge Agreements.................................................................64

SECTION 6.            NEGATIVE COVENANTS

         Section 6.01          Intentionally Deleted............................................................64
         Section 6.02          Intentionally Deleted............................................................64
         Section 6.03          Liens............................................................................64
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                                TABLE OF CONTENTS
                                   (continued)

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

         Section 6.04          Fundamental Changes; Asset Dispositions..........................................65
         Section 6.05          Transactions with Affiliates.....................................................65
         Section 6.06          Plans............................................................................66
         Section 6.07          Restricted Payments..............................................................66
         Section 6.08          Sale or Discount of Receivables..................................................66
         Section 6.09          Restriction on Prepayment of Indebtedness........................................66
         Section 6.10          Agreements Restricting Distributions From Subsidiaries...........................67
         Section 6.11          Maximum Indebtedness.............................................................67
         Section 6.12          Material Documents...............................................................67
         Section 6.13          No Further Negative Pledges......................................................68
         Section 6.14          Restrictions on Investments......................................................68

SECTION 7.            EVENTS OF DEFAULT

         Section 7.01          Events of Default................................................................70
         Section 7.02          Rights and Remedies..............................................................73

SECTION 8.            INTENTIONALLY DELETED

SECTION 9.            MISCELLANEOUS

         Section 9.01          Payment of Agent's, Syndication Agent's and Co-Lender's Expenses,
                               Indemnity, etc...................................................................74
         Section 9.02          Notices..........................................................................75
         Section 9.03          Successors and Assigns...........................................................76
         Section 9.04          Amendments and Waivers...........................................................77
         Section 9.05          No Waiver; Remedies Cumulative...................................................77
         Section 9.06          Governing Law; Submission to Jurisdiction........................................77
         Section 9.07          Confidentiality Disclosure of Information........................................78
         Section 9.08          Recourse.........................................................................78
         Section 9.09          Sale of Loan, Co-Lenders, Participations and Servicing...........................78
         Section 9.10          Borrower's Assignment............................................................81
         Section 9.11          Counterparts.....................................................................81
         Section 9.12          Effectiveness....................................................................82
         Section 9.13          Headings Descriptive.............................................................82
         Section 9.14          Marshaling; Recapture............................................................82
         Section 9.15          Severability.....................................................................82
         Section 9.16          Survival.........................................................................82
         Section 9.17          Domicile of Loan Portions........................................................82
         Section 9.18          Limitation of Liability..........................................................82
         Section 9.19          Calculations; Computations.......................................................82
         Section 9.20          WAIVER OF TRIAL BY JURY..........................................................83
         Section 9.21          No Joint Venture.................................................................83
         Section 9.22          Estoppel Certificates............................................................83
         Section 9.23          No Other Agreements..............................................................83

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         Section 9.24          Controlling Document.............................................................83
         Section 9.25          No Benefit to Third Parties......................................................84
         Section 9.26          Hedge Agreements.................................................................84


                                    EXHIBITS


Exhibit A              Notice of Borrowing
Exhibit B              Note
Exhibit C              Notice of Conversion or Continuation
Exhibit D              Notice of Voluntary Reduction of Facility Amount
Exhibit E              Voluntary Prepayment Notice
Exhibit F              Security Agreement
Exhibit G              Intentionally Deleted
Exhibit H              Guaranty
Exhibit I              Intentionally Deleted
Exhibit J              Compliance Certificate
Exhibit K              Intentionally Deleted
Exhibit L              Ground Lessor Estoppel
Exhibit M              Adjustment Report
Exhibit N              Intentionally Deleted
Exhibit O              Intentionally Deleted
Exhibit P              Owned Hospitality Security Documents
Exhibit Q              Affiliate Subordination Agreement

                                    SCHEDULES

Schedule 1         List of Environmental Conditions
Schedule 2         List of Existing Owned Hospitality Property Investments
Schedule 3 Loan Parties, Subsidiaries of Borrower and Unconsolidated Entities of Borrower
Schedule 4         Intentionally Omitted
Schedule 5         Litigation
Schedule 6         Employee Benefit Plans
Schedule 7         Liens
Schedule 8         Indebtedness and Hedge Agreements
Schedule 9         Borrower Business Operations
Schedule 10        Ground Leases
Schedule 11        Pro Rata Interests
Schedule 12        Intentionally Omitted
Schedule 13        Existing Participating Leases
Schedule 14        Guarantors
Schedule 15        Existing Management Agreements
Schedule 16        List of Insurance Policies
Schedule 17        Franchise Agreements
Schedule 18        Management Base Fees
Schedule 19        Management Incentive Fees
Schedule 20        Equity Inns Management Agreement Termination Dates
Schedule 21        List of Unaffiliated Managers
Schedule 22        List of Interstate Existing Employee Loans
Schedule 23        List of Existing Ownership Interests Collateral

         THIS SENIOR SECURED REVOLVING LINE OF CREDIT AGREEMENT, dated as of July 31, 2001, is made among INTERSTATE HOTELS CORPORATION, a Maryland corporation ("Borrower"), LEHMAN BROTHERS HOLDINGS INC., D/B/A LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation, individually as a Co-Lender ("Lehman" or "Lender"), as Agent for one or more Co-Lenders ("Agent") and as Arranger (the "Arranger"), the Co-Lenders listed on the signature pages attached hereto, LEHMAN COMMERCIAL PAPER INC., as Syndication Agent ("Syndication Agent" or "Lehman Commercial") ( Lehman, as Lender, a "Co-Lender" and together with the other Co-Lenders, collectively, the "Co-Lenders").

         SECTION 1. DEFINITIONS.

         Section 1.01 Definitions. As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms in this Agreement shall include in the singular number the plural and in the plural number the singular.

         "Acceptable Lien" means a Lien which (a) exists in favor of the Agent for its benefit and the ratable benefit of the Co-Lenders, (b) secures the Obligations and (c) is perfected and enforceable against all Persons in preference to any rights of any Person in the property encumbered thereby and superior to all other Liens except for Permitted Liens; provided that the Lien on any Ownership Interests in an Unconsolidated Entity may be subordinate to the Liens securing any Indebtedness of such Unconsolidated Entity. For purposes hereof, the Lien in favor of the Agent on any Ownership Interests in CGLH-IHC Fund I, L.P., a Delaware limited partnership, as subject to and limited by the terms of the Consent by CGLH Partners III LP, a Delaware limited partnership, and CGLH Partners IV L.P., a Delaware limited partnership, dated July 31, 2001 (the "CGLH Consent"), shall be deemed an Acceptable Lien.

         "Accession Agreement" means an Accession Agreement in the form attached respectively to the Guaranty, Environmental Indemnity and Security Agreement as Annex 1 thereto, which agreement causes the Person executing and delivering the same to the Agent to become a party to the Guaranty, Environmental Indemnity and Security Agreement.

         "Accounts Receivable" shall mean all income and revenues of Borrower and any Loan Party received and Borrower's and each Loan Party's right to receive all income and revenues arising from the Permitted Property Agreements or from the operation of the Owned Hospitality Properties and all payments for goods or property sold or leased or for services rendered by Borrower or any Loan Party, whether or not yet earned by performance, and not evidenced by an instrument or chattel paper, including, without limiting the generality of the foregoing, (i) all accounts, contract rights, book debts, and notes arising from the Permitted Property Agreements or from the operation of the Owned Hospitality Properties or arising from the sale, lease or exchange of goods or other property and/or the performance of services, (ii) Borrower's and any Loan Party's rights to payment from any consumer credit/charge card organization or entity (such as, or similar to, the organizations or entities which sponsor and administer the American Express Card, the Visa Card, the Bankamericard, the Carte Blanche Card, or the MasterCard), (iii) Borrower's and any Loan Party's rights in, to and under all purchase orders for goods, services or other property, (iv) Borrower's and any Loan Party's rights to any goods, services or other property represented by any of the foregoing, (v) monies due to or to become due to Borrower or any Loan Party under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services including the right to payment of any interest or finance charges in respect thereto (whether or not yet earned by performance on the part of Borrower or any Loan Party) and (vi) all collateral security and guaranties of any kind given by any person or entity with respect to any of the foregoing. Accounts Receivable shall include those now existing or hereafter created, substitutions therefor, proceeds (whether cash or non-cash, movable or immovable, tangible or intangible) received upon the sale, exchange, transfer, collection or other disposition or substitution thereof and any and all of the foregoing and proceeds therefrom.

         "Adjusted EBITDA" means, for the Borrower or any Subsidiary of the Borrower, as applicable, for any Rolling Period, the EBITDA of the Borrower or any Subsidiary of the Borrower, as applicable, for such Rolling Period plus the EBITDA of such Person's Unconsolidated Entities allocated to such Person after the deduction of any debt service expense allocable to such Person's percentage interest in such Unconsolidated Entity; provided that for any Owned Hospitality Property the aggregate FF&E Reserves for such Rolling Period in respect of such Owned Hospitality Property shall be subtracted from such Owned Hospitality Property's EBITDA in determining such Owned Hospitality Property's Adjusted EBITDA; provided further that if the Borrower or any of its Subsidiaries during such Rolling Period either (a) sells, disposes of or terminates any Permitted Property Agreements or (b) sells or disposes of any Investments with an Investment Amount in excess of $1,000,000, the EBITDA arising from such Permitted Property Agreement or Investment, as applicable, for the applicable Rolling Period shall be excluded from the calculation of Adjusted EBITDA; provided further if the Borrower or any of its Subsidiaries during such Rolling Period either (a) purchases or acquires any Permitted Property Agreements or (b) purchases or acquires any Investments with an Investment Amount in excess of $1,000,000, the EBITDA arising from such Permitted Property Agreement or Investment, as applicable, for the applicable Rolling Period on a pro forma basis shall be included in the calculation of Adjusted EBITDA; and provided further, that the EBITDA arising from the Wyndham Transaction for the applicable Rolling Period shall be calculated on a pro-forma basis.

         "Adjustment Event" means the making, acquisition or disposition by Borrower or its Subsidiary of an Investment with an Investment Amount in excess of $2,000,000 or the incurrence by Borrower or its Subsidiary of additional Indebtedness (excluding any Obligations) in excess of $2,000,000.

         "Adjustment Report" means a certificate of the Borrower in substantially the form of the attached Exhibit M.

         "Advance" shall mean each advance and readvance of the principal balance of the Loan.

         "Affiliate" shall mean, with reference to a specified Person, any Person that directly or indirectly through one or more intermediaries Controls or is Controlled by or is under common Control with the specified Person and any Subsidiaries (including Subsidiaries) of such specified Person.

         "Affiliate Subordination Agreement" shall mean the Affiliate Subordination Agreement by Borrower and certain Guarantors in favor of Agent which subordinates Permitted Intercompany Debt to the Obligations in the form of the attached Exhibit Q.

         "Agent" shall have the meaning provided in the opening paragraph of this Agreement and in Section 9.09(e).

         "Agreement" shall mean this Senior Secured Revolving Line of Credit Agreement as the same may from time to time hereafter be modified, supplemented or amended.

         "Annual Operating Budget" shall have the meaning provided in Section 5.01.

         "Applicable Laws" shall mean all existing and future federal, state and local laws, statutes, orders, ordinances, rules, and regulations or orders, writs, injunctions or decrees of any court affecting Borrower, any Loan Party or any Hospitality Property owned, leased or managed by Borrower or its Subsidiary, or the use thereof including, but not limited to, all zoning, fire safety and building codes, the Americans with Disabilities Act, and all Environmental Laws (as defined in the Environmental Indemnity).

         "Appraisal" shall mean an appraisal prepared in accordance with the requirements of FIRREA, prepared by an independent third party appraiser holding an MAI designation, who is state licensed or state certified if required under the laws of the state where the applicable Owned Hospitality Property is located, who meets the requirements of FIRREA and who has at least ten (10) years real estate experience appraising properties of a similar nature and type as the applicable Owned Hospitality Property and who is otherwise satisfactory to the Agent.

         "Approved Management Agreement" means a Management Agreement by and between a Person, as owner, and Borrower or Borrower's Subsidiary, as manager, in a form which does not include materially adverse provisions which are not customary for management agreements of Hospitality Properties or such other form as is approved by the Agent in writing (which approval shall not be unreasonably withheld).

         "Approved Participating Lease" means a lease (except for a Ground Lease) by and between a Person, as lessor, and Borrower or Borrower's Subsidiary, as lessee, in a form which does not include materially adverse provisions which are not customary for participating leases of Hospitality Properties or such other form as is approved by the Agent in writing (which approval shall not be unreasonably withheld).

         "Asset Disposition" means any conveyance, exchange, transfer, or assignment of any Investment or Property by the Borrower or a Guarantor to a Person other than the Borrower or a Guarantor.

         "Assets" of any Person means all assets of such Person that would, in accordance with GAAP, be classified as assets of a company conducting a business the same as or similar to that of such Person, including without limitation, the Permitted Property Agreements and all Owned Hospitality Properties.

         "Assignment and Assumption" shall have the meaning provided in Section 9.09.

         "Assignment of Leases" means an assignment of leases, rents and security deposits executed by the Borrower or any Guarantor to secure the Obligations, each in form reasonably approved by the Agent with such modifications as may be necessary and appropriate in the opinion of Counsel to the Agent to comply with the state law of the filing jurisdiction and as may be reasonably satisfactory to the Agent, as the same may be amended or terminated in accordance with its terms.

         "Authorized Officer" means the chief executive officer, chief financial officer, chief operating officer or any senior vice president of the Borrower.

         "Bankruptcy Code" shall mean Title 11 of the United States Code entitled "Bankruptcy", as amended from time to time, and any successor statute or statutes and all rules and regulations from time to time promulgated thereunder, and any comparable foreign laws relating to bankruptcy, insolvency or creditors' rights.

         "Base Rate" shall mean, for any day, a rate of interest per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of
(a) the Prime Rate (as defined below) in effect on such day, and (b) the Federal Funds Rate (as defined below) in effect on such day plus 1/2 of 1%.

         The determination of the Base Rate by Lender shall be conclusive absent manifest error.

         "Base Rate Margin" means two and three-quarters percent per annum (2.75%).

         "Base Rate Portion" shall mean the portion of the Loan made and/or being maintained at a rate of interest based upon the Base Rate.

         "Best" shall mean A.M. Best Company, Inc.

         "Borrower" shall have the meaning provided in the first paragraph of this Agreement and any successor Borrower expressly permitted hereunder.

         "Borrowing" shall mean a borrowing of one Type of Advance from Agent and the Co-Lenders on a given date (or resulting from conversions or continuations on a given date), having in the case of Eurodollar Portions the same Interest Period.

         "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which Agent, or any Co-Lender or banking institutions are authorized or required by law or other government actions to close, and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Portions, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks for U.S. dollar deposits in the relevant interbank Eurodollar market.

         "Capital Expenditures" shall mean, for any period, all expenditures during such period for equipment, fixed assets, real property or improvements, or for replacements or substitutions therefor or additions thereto, that have a useful life of more than one year.

         "Capitalization Event" means any sale or issuance by the Borrower or any of its Subsidiaries of equity securities.

         "Capitalized Lease" as to any Person shall mean (i) any lease of property, real or personal, the obligations under which are capitalized on the consolidated balance sheet of such Person and its Subsidiaries, and (ii) any other such lease to the extent that the then present value of the minimum rental commitment thereunder should, in accordance with GAAP, be capitalized on a balance sheet of the lessee.

         "Capitalized Lease Obligations" as to any Person shall mean all obligations of such Person and its Subsidiaries under or in respect of Capitalized Leases, in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP.

         "Cash Equivalents" shall mean any of the following, to the extent owned by a Person free and clear of all Liens: (a) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States, (b) Federally insured certificates of deposit of or time deposits with any commercial bank that is a Co-Lender or a member of the Federal Reserve System, issues (or the Borrower of which issues) commercial paper rated as described in clause (c) below, is organized under the laws of the United States or any State thereof and has combined capital and surplus of at least $1 billion, (c) commercial paper issued by any corporation organized under the laws of any State of the United States and rated at least "Prime-l" (or the then equivalent grade) by Moody's Investors Service, Inc. or "A-1" (or the then equivalent grade) by Standard & Poor's Ratings Services or (d) investments in money market funds where substantially all of the assets of such funds are comprised of the types of securities in (a)
- (c) above.

         "Change in Law" shall have the meaning provided in Section 2.19(c).

         "Change in Control" means for any Person a change in ownership or control of such Person effected through either of the following transactions:

                  (a) any Person or related group of Persons (other than such Person or an Affiliate of such Person) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of securities possessing fifty percent (50%) or more of the total combined voting power of such Person's outstanding securities; or

                  (b) there is a change in the composition of such Person's Board of Directors over a period of thirty-six (36) consecutive months (or less) such that a majority of Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

         "Closing Date" shall mean the date of this Agreement.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor statute, together with all rules and regulations from time to time promulgated thereunder.

         "Collateral" means the Borrower's and Borrower's Subsidiaries' interests in the following, whether owned on or acquired after the Closing Date:
(a) the Ownership Interests of all existing Subsidiaries and Unconsolidated Entities of the Borrower set forth on Schedule 23 (the "Existing Ownership Interests Collateral") and any future Material Subsidiary or Material Unconsolidated Entity (the Ownership Interests required to be Collateral pursuant to this definition being referred to herein as the "Ownership Interests Collateral"), (b) the rights to receive payments for its account (including the right to receive termination payments) under all Permitted Property Agreements,
(c) all Owned Hospitality Properties (other than the Pittsburgh Airport Residence Inn, Pittsburgh, Pennsylvania), and (d) any other collateral described in the Security Agreement or other Security Documents; provided that the pledge of such Collateral is not prohibited by the terms of (i) Permitted Property Agreements, joint venture agreements, organizational documents and other contractual arrangements to which Borrower or a Subsidiary is a party and which are in effect on the Closing Date, in each case as approved by the Agent (the execution of this Agreement by the Agent to be conclusive evidence of such approval by the Agent) (notwithstanding anything to the contrary contained in this clause (i), with respect to all Collateral which is acquired by Borrower and/or its Subsidiaries after the Closing Date, as more particularly described in Section 5.42 hereof, Borrower and its Subsidiaries shall cause Agent to have an Acceptable Lien in the Collateral notwithstanding the terms, covenants and provisions of the Permitted Property Agreements, joint venture agreements, organizational documents and other contractual documents in effect as of the Closing Date); (ii) with respect to any Ownership Interests in or Asset of a Permitted Other Subsidiary, the loan documentation for any Permitted Other Indebtedness incurred by such Permitted Other Subsidiary; and (iii) with respect to any Ownership Interests in an Unconsolidated Entity, the loan documentation for Indebtedness incurred by such Unconsolidated Entity or joint venture agreements or other contractual arrangements for such Unconsolidated Entity; provided, further, that the pledges of any Ownership Interests of the Borrower and/or any of its Subsidiaries in CGLH-IHC Fund I, L.P., a Delaware limited partnership, are subject to the terms of the CGLH Consent.

         "Co-Lender" shall have the meaning set forth in the opening paragraph of this Agreement, and any successors or assigns of Lender or any Co-Lender pursuant to Section 9.09.

         "Commitment" shall mean each Co-Lender's obligations under the Loan Documents to make Advances.

         "Compliance Certificate" means a certificate of the Borrower in substantially the form of the attached Exhibit J.

         "Consolidated Interest Expense" means with respect to any Person for any period, interest accrued or payable by such Person and its Subsidiaries during such period in respect of Total Debt determined on a consolidated basis in accordance with GAAP, taking into account any Hedge Agreement.

         "Contingent Obligation" as to any Person shall mean any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases (including Capitalized Leases) dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth, solvency or other financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof: provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business or obligations of such Person which would not be required to be disclosed under GAAP as liabilities or footnoted on such Person's financial statement. The amount of any accrued or accruable Contingent Obligation shall be determined in accordance with GAAP.

         "Contract Rate" shall mean the rate or rates of interest (which rate shall include the applicable margin added thereto pursuant to the terms of this Agreement) per annum provided for in this Agreement which are applicable to the Loan from time to time so long as no Event of Default has occurred and is continuing. If more than one rate of interest is applicable to the Loan, then, unless the context indicates that the Contract Rate is to be determined for each Loan Portion, the Contract Rate shall be the average of such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%) with such average to be weighted according to the relative size of the Loan Portions to which such different rates are applicable. The determination of the Contract Rate by Agent shall be conclusive absent manifest error.

         "Control" shall mean in (a) in the case of a corporation, ownership, directly or through ownership of other entities, of at least ten percent (10%) of all the voting stock (exclusive of stock which is voting only as required by applicable law or in the event of nonpayment of dividends and pays dividends only on a nonparticipating basis at a fixed or floating rate), and (b) in the case of any other entity, ownership, directly or through ownership of other entities, of at least ten percent (10%) of all of the beneficial equity interests therein (calculated by a method that excludes from equity interests, ownership interests that are nonvoting (except as required by applicable law or in the event of nonpayment of dividends or distributions) and pay dividends or distributions only on a non-participating basis at a fixed or floating rate) or, in any case, (c) the power directly or indirectly, to direct or control, or cause the direction of, the management policies of another Person, whether through the ownership of voting securities, general partnership interests, common directors, trustees, officers by contract or otherwise. The terms "controlled" and "controlling" shall have meanings correlative to the foregoing definition of "Control."

         "Current Co-Lender" shall mean each of the Co-Lenders which is not a Defaulting Co-Lender.

         "Debt Service" means with respect to any Person for any period, the sum (without duplication) of (a) Consolidated Interest Expense of such Person for such period plus (b) scheduled principal amortization of Total Debt and any unscheduled principal amortization payments actually made or required to be made during such period pursuant to a settlement of debt (giving effect to any principal payments actually made or required to be made other than scheduled balloon payments due on the applicable maturity date that are not then due or past due) of such Person for such period (whether or not such payments are made).

         "Default" shall mean any event, act or condition which shall have occurred and which, with the giving of notice or lapse of time, or both, would constitute an Event of Default.

         "Default Rate" shall mean for each Loan Portion the lesser of (a) the Maximum Legal Rate or (b) the greater of (i) the rate per annum determined by adding 5% to (A) the Contract Rate applicable to each Loan Portion immediately prior to a Default until the expiration of the applicable Interest Periods, and
(B) the sum of the Eurodollar Rate Margin and the Eurodollar Rate for an Interest Period of one month, as the same shall adjust each month, thereafter, or (ii) the rate per annum determined by adding 4% to the Base Rate as from time to time is in effect.

         "Defaulting Co-Lender" shall have the meaning ascribed to it in Section 9.09(d).

         "Distribution" shall mean any dividends (other than dividend payable solely in common stock), distributions, return of capital to any stockholders, general or limited partners or members, other payments, distributions or delivery of property or cash to stockholders, general or limited partners or members, or any redemption, retirement, purchase or other acquisition, directly or indirectly, of any shares of any class of capital stock now or hereafter outstanding (or any options or warrants issued with respect to capital stock) general or limited partnership interest, or the setting aside of any funds for the foregoing.

         "Dollars" and the symbol "$" each mean the lawful money of the United States of America.

         "Domestic Lending Office" shall mean the office set forth in Section
9.02 for Agent and the Co-Lenders, or such other office as may be designated from time to time by written notice to Borrower.

         "Draw Period" shall mean the period commencing on the date hereof and expiring on the date which is 15 days prior to the Maturity Date as same may be extended as provided for herein.

         "DSC Ratio" means, as of the end of any Rolling Period, a ratio of (a) the Borrower's and its Subsidiaries' consolidated Adjusted EBITDA to (b) Borrower's and its Subsidiaries' Debt Service, for such Rolling Period.

         "EBITDA" means for any Person or Hospitality Property, as applicable, for any period for which such amount is being determined, an amount equal to (a) the Net Income for such Person or Hospitality Property, as applicable, for such period plus (b) to the extent deducted in determining Net Income, Consolidated Interest Expense, income taxes, depreciation, amortization, and other non-cash items for such period, as determined on a consolidated basis in accordance with GAAP plus (c) to the extent deducted in determining Net Income, deductions for minority interests.

         "Employee Benefit Plan" shall mean an employee benefit plan within the meaning of Section 3(3) of ERISA.

         "Engineering Reports" shall have the meaning provided in Section
3.01(p).

         "Environment" or "Environmental" shall have the meanings set forth in 42 U.S.C. `9601(8), as amended.

         "Environmental Claim" means any third party (including governmental agencies and employees) action, lawsuit, claim, demand, regulatory action or proceeding, order, decree, consent agreement or notice of potential or actual responsibility or violation (including claims or proceedings under the Occupational Safety and Health Acts or similar laws or requirements relating to health or safety of employees) which seeks to impose liability under any Environmental Law.

         "Environmental Indemnity" shall mean that certain environmental indemnity agreement dated the date hereof given by Borrower and the Guarantors to the Agent, individually as a Co-Lender, as Agent for one or more Co-Lenders and as Arranger.

         "Environmental Laws" shall have the meaning provided in the Environmental Indemnity.

         "Environmental Permit" means any permit, license, order, approval or other authorization under Environmental Law.

         "Environmental Reports" shall mean written environmental site assessments, prepared by independent qualified environmental professionals acceptable to Agent, on each of the Owned Hospitality Properties in form and substance reasonably satisfactory to Agent containing the following: (1) a Phase I environmental site assessment analyzing the presence of environmental contaminants, polychlorinated biphenyls or storage tanks and other Hazardous Substances at each of the Owned Hospitality Properties, the risk of contamination from off-site Hazardous Substances and compliance with Environmental Laws, such assessments shall be conducted in accordance with ASTM Standard E 1527-93, or any successor thereto published by ASTM, with respect to each of the Owned Hospitality Properties, (ii) an asbestos survey of each of the Owned Hospitality Properties, which shall include random sampling of materials and air quality testing, (iii) if any of the Owned Hospitality Properties is used for residential housing, an assessment of the presence of lead-based paint, lead in water and radon in the improvements (other than units that are not owned or leased by Borrower, any other Loan Party or any Affiliate thereof), and (iv) such further site assessments Agent may require or request due to the results obtained in (i), (ii) or (iii) hereof or in its reasonable discretion.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time and any successor statute, together with all rules and regulations promulgated thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any provisions of ERISA substituted therefor.

         "ERISA Controlled Group" means any corporation or entity or trade or business or person that is a member of any group described in Section 414(b),
(c), (m) or (o) of the Code of which Borrower or any other Loan Party is a member.

         "Estoppel Certificate" shall have the meaning provided in Section 3.01(e).

         "Eurocurrency Reserve Requirements" shall mean, with respect to each day during an Interest Period for Eurodollar Portions, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Federal Reserve Board or other governmental authority or agency having jurisdiction with respect thereto for determining the maximum reserves (including, without limitation, basic, supplemental, marginal and emergency reserves) for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D) maintained by a member bank of the Federal Reserve System.

         "Eurodollar Base Rate" shall mean, for any Interest Period, the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a period equal to such Interest Period which appears on the Telerate Page 3750 as of 11:00 a.m. (London, England time) two (2) Business Days prior to the first day of such Interest Period. The determination of the Eurodollar Base Rate by Agent shall be conclusive absent manifest error.

         "Eurodollar Lending Office" shall mean the office of Agent (or any Co-Lender) designated as such by Agent from time to time by written notice to Borrower.

         "Eurodollar Portions" shall mean each portion of the Loan made and/or being maintained at a rate of interest calculated by reference to the Eurodollar Rate.

         "Eurodollar Rate" shall mean with respect to each day during an Interest Period for Eurodollar Portions, a rate per annum equal to the Eurodollar Base Rate, or, if any Co-Lender is subject to Eurocurrency Reserve Requirements, whether or not such reserves are actually incurred or maintained, the average of the Eurodollar Base Rate and the Adjusted Eurodollar Base Rate (defined below), with such average to be weighted according to the percentage of the Eurodollar Portion subject to such Co-Lender's interest in the Loan and the balance of such Eurodollar Portion. The Adjusted Eurodollar Base Rate shall mean a rate per annum, determined for each day during an Interest Period in accordance with the following formula (rounded upwards to the nearest whole multiple of 1/16th of one percent):

                              Eurodollar Base Rate
                    ----------------------------------------
                    1.00 - Eurocurrency Reserve Requirements

         "Eurodollar Rate Margin" means the applicable percentage per annum set forth in the column "Eurodollar Rate Margin" determined by reference to the column "Leverage Ratio of Borrower" then in effect as set forth below:

             -----------------------------------------------------------
               Leverage Ratio of Borrower      Eurodollar Rate Margin
             -----------------------------------------------------------
              Greater than
               4.0x but less than 5.50x                4.50%
             -----------------------------------------------------------
               Less than 4.0x                          3.75%
             -----------------------------------------------------------

         The Eurodollar Rate Margin for the Eurodollar Rate Portions shall be determined by reference to the Leverage Ratio of Borrower and any change in the Eurodollar Rate Margin shall be effective on the first day of the related Interest Period immediately following the date such Leverage Ratio is announced or determined.

         "Event of Default" shall have the meaning provided in Section 7.

         "Existing Employee Loans" means each of the unsecured employee loans by Borrower to Borrower's employees listed on Schedule 22 evidenced by notes, in the maximum aggregate principal amount equal to the lesser of (i) $3,600,000, and (ii) $3,600,000 less any principal payment made by any employee to Borrower pursuant to the notes evidencing such Existing Employee Loans.

         "Existing Owned Hospitality Property Investments" means the Owned Hospitality Property Investments set forth on Schedule 2.

         "Existing Management Agreements" means the management agreements listed on Schedule 15.

         "Existing Participating Leases" means the participating leases set forth on Schedule 13.

         "FF&E Reserve" means, for any Owned Hospitality Property for any period, a reserve equal to the greater of (i) four percent (4%) of gross revenues or (ii) such other actual amount as may be required by the applicable franchise agreement, for such period, excluding, however, from such calculation for such Hospitality Property the gross revenues generated by the office, retail and garage portions of such Hospitality Property.

         "Facility Amount" shall initially mean U.S. $40,000,000, as such amount may be permanently or temporarily reduced pursuant to Sections 2.09, 2.12, 2.27 or otherwise pursuant to the terms and conditions of this Agreement.

         "Facility Fee" shall have the meaning provided in the Fee Letter.

         "Federal Funds Rate" shall mean, on any particular date, a rate per annum equal to the overnight rate of interest at which Agent can borrow Federal Funds from the Federal Reserve on such day, with any change in said rate to be effective as of the date of such change; if Agent cannot borrow Federal Funds from the Federal Reserve, Federal Funds Rate shall mean, on any particular date, a rate per annum equal to the rate of interest published in The Wall Street

Journal as the "Federal Funds" rate as in effect on such day, with any change in the Federal Funds Rate to be effective as of the date of the relevant change in said Federal Funds rate; provided, however, that if more than one Federal Funds rate is published in The Wall Street Journal for a day, the average of the Federal Funds shall be used; provided further, however, that the Federal Funds rate (or the average of the Federal Funds rates) will be rounded to the nearest 1/16th of 1% or, if there is no nearest 1/16th of 1%, to the next higher 1/16th of 1%.

         "Federal Reserve Board" shall mean the Board of Governors of the Federal Reserve System as constituted from time to time, or any successor thereto in function.

         "Fees" shall mean all amounts payable pursuant to Sections 2.09, 2.15,
2.17 and 9.01.

         "Fee Letter" shall mean that certain letter agreement between Borrower and Lehman dated the date hereof.

         "Financing Statement" shall mean any Uniform Commercial Code - Financing Statement - Form UCC-1 to be executed and delivered by the Borrower or any of its Subsidiaries in connection with perfecting the security interest assigned by any Security Document, and any extension, renewal, or amendment thereof.

         "FIRREA" means the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended from time to time.

         "Fixed Charges" means, for any Person for the period for which such amount is being determined, the amount (without duplication) of all scheduled principal payments and mandatory prepayments (excluding optional prepayments and scheduled principal payments in respect of any such Indebtedness which is payable in a single installment at final maturity), Consolidated Interest Expense, and all Capital Lease scheduled payments of such Person and such Person's Subsidiaries, on a consolidated basis, and all preferred stock dividends and preferred partnership distributions paid during such period by such Person and such Person's Subsidiaries on a consolidated basis.

         "Fixed Charge Coverage Ratio" means, as of the end of any Rolling Period, a ratio of (a) the Borrower's and its Subsidiaries' consolidated Adjusted EBITDA for such Rolling Period to (b) the Borrower's and its Subsidiaries Fixed Charges for such Rolling Period.

         "Funding Costs" shall have the meaning provided in Section 2.17.

         "Furnished Information" shall have the meaning provided in Section
4.15.

         "GAAP" shall mean United States generally accepted accounting principles on the date hereof and as in effect from time to time during the term of this Agreement, and consistent with those utilized in the preparation of the financial statements referred to in Section 4.05.

         "Governmental Authority" means any foreign governmental authority, the United States of America, any state of the United States of America and any subdivision of any of the foregoing, any agency, department, commission, board, authority or instrumentality, bureau or court having jurisdiction over any Co-Lender, the Borrower, any Subsidiaries or Unconsolidated Entities of the Borrower or any of their respective Hospitality Properties.

         "Governmental Proceedings" means any action or proceedings by or before any Governmental Authority, including, without limitation, the promulgation, enactment or entry of any Applicable Law.

         "Ground Lease" means a lease by and between a Person, as lessor, and Borrower or Borrower's Subsidiary, as lessee, where the term of such lease is in excess of twenty (20) years.

         "Guarantor" shall mean the Loan Parties identified on Schedule 14 together with any existing Subsidiary or any future Material Subsidiary of Borrower acquired by Borrower subject to Section 5.43 of this Agreement (other than the Permitted Other Subsidiaries).

         "Guaranty" shall mean that certain Guaranty and Contribution Agreement dated the date hereof made by the Guarantors to Agent, individually as a Co-Lender, as Agent for one or more Co-Lenders, and as Arranger, as the same may be supplemented or amended from time to time, and substantially in the form of Exhibit H attached hereto.

         "Hazardous Substance" means the substances identified as such pursuant to CERCLA and those regulated under any other Environmental Law, including without limitation pollutants, contaminants, petroleum, petroleum products, radio nuclides, radioactive materials, and medical and infectious waste.

         "Hazardous Waste" means the substances regulated as such pursuant to any Environmental Law.

         "Hedge Agreement" shall mean an interest rate swap, cap or other interest rate management agreement, provided that the entity providing such interest rate management agreement maintains a credit rating equal or exceeding "A" as rated by Standard & Poor's Ratings Services or Aa2 by Moody's Investors Service Inc. or such other reputable rating agency reasonably satisfactory to Agent and the Majority Co-Lenders.

         "Hospitality Management Business" shall mean the management, operation or leasing as lessee of any Hospitality Property, including timeshare sales and brokerage.

         "Hospitality Property" shall mean a full service or limited service hotel or resort, a condominium or timeshare resort, an extended stay property, or a convention center, and other facilities incidental to, or in support of such property, including without limitation, restaurants and other food-service facilities, golf facilities or other entertainment facilities or club, convention or meeting facilities and Intellectual Property related thereto; provided that such property shall not include any casino or other gaming property (even if only a part of a Hospitality Property) or senior living property.

         "Increased Capital Costs" shall have the meaning provided in Section 2.18.

         "Indebtedness" of any Person shall mean, without duplication, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, other than account or trade payables incurred in the ordinary course of business that are not evidenced by a note and that are less than 59 days past due, (ii) all indebtedness of such Person evidenced by a note, bond, debenture or similar instrument, (iii) the face amount of all letters of credit issued for the account of such Person and, without duplication, all un-reimbursed amounts drawn thereunder, (iv) all indebtedness of any other Person secured by any Lien on any property owned by such Person, whether or not such indebtedness has been assumed (notwithstanding the foregoing contained in clause (iv), in the event that such Person is contesting the validity of such Lien in good faith and with due diligence by appropriate proceedings, such contested Lien shall not be included in the calculation of "Indebtedness" provided (A) such Person's property shall not be in any danger of being sold, forfeited or lost by reason of such contest, (B) such contest shall not subject such Person to the risk of criminal or civil liability (except for liability to pay the Lien which is the subject of this contest plus interest and penalties thereon), (C) such contested Lien is subordinate to the lien created by the Security Documents, (D) such Person shall promptly pay the obligation secured by such Lien upon a final determination of such Person's liability, and
(E) such Person shall have delivered to Agent a bond or other security equal to 125% of the contested amount or an indemnity reasonably acceptable to Agent),
(v) all Contingent Obligations of such Person, (vi) all Unfunded Benefit Liabilities of such Person, (vii) all payment obligations of such Person under any interest rate protection agreement (including, without limitation, any interest rate swaps, caps, floors, collars and similar agreements) and currency swaps and similar agreements, (viii) all indebtedness and liabilities secured by any Lien or mortgage on any property of such Person, whether or not the same would be classified as a liability on a balance sheet, (ix) the liability of such Person in respect of banker's acceptances and the estimated liability under any participating mortgage, convertible mortgage or similar arrangement, (x) the aggregate amount of rentals or other consideration payable by such Person in accordance with GAAP over the remaining unexpired term of all Capitalized Leases, (xi) all judgments or decrees by a court or courts or competent jurisdiction entered against such Person, (xii) all indebtedness, payment obligations, contingent obligations, etc. of any partnership in which such Person holds a general partnership interest for which recourse may be had against such Person, provided only the portion of such recourse indebtedness equal to such Person's percentage ownership interest in such partnership shall be included in this definition, (xiii) all convertible debt and subordinated debt, (xiv) all preferred stock issued by such Person that, in either case, are redeemable for cash, a cash equivalent, a note receivable or similar instrument or are convertible to Indebtedness as defined herein (other than Indebtedness described in clauses (iii), (vi), (x), (xi) or (xiv) of this definition), (xv) to the extent treated as a liability under GAAP, obligations under interest rate swap agreements, interest rate cap agreements, interest rate collar agreements or other similar agreements or arrangements designed to protect against fluctuations in interest rates, and (xvi) all obligations, liabilities, reserves and any other items which are listed as a liability on a balance sheet of such Person determined on a consolidated basis in accordance with GAAP, but excluding all general contingency reserves and reserves for deferred income taxes and investment credit.

         "Indemnitee" shall have the meaning provided in Section 9.01(c).

         "Intellectual Property" shall have the meaning given such term in the Security Agreement.

         "Interest Coverage Ratio" means, as of the end of any Rolling Period, a ratio of (a) the Borrower's and its Subsidiaries' consolidated Adjusted EBITDA to (b) Borrower's and its Subsidiaries' Consolidated Interest Expense, for such Rolling Period.

         "Investment" means, with respect to any Person, (a) any loan or advance to any other Person, (b) the ownership, purchase or other acquisition of any Ownership Interests or Ownership Interest Equivalents in any other Person, (c) any joint venture or partnership with, or any capital contribution to, or other investment in, any other Person, (d) any Capital Expenditure and (e) any payment, whether capitalized or not, to acquire a Permitted Property Agreement or lease.

         "Investment Amount" means (a) for any Owned Hospitality Property the sum of (i) the aggregate purchase price paid by the Borrower or its Subsidiary for such Owned Hospitality Property, and (ii) the actual cost of any Capital Expenditures for such Owned Hospitality Property made by the Borrower or its Subsidiaries after the acquisition of such Owned Hospitality Property, and (b) for any other Investment the aggregate purchase price paid by the Borrower or its Subsidiary for such other Investment. The Investment Amount shall include any Ownership Interests or Ownership Interest Equivalents used to purchase such Investment at their fair market value at the time of purchase; provided that any such Ownership Interests or Ownership Interest Equivalents which are convertible into the Borrower's common stock shall be valued at the price at which they could be exchanged into the Borrower's common stock assuming such exchange occurred on the date of acquiring such Investment.

         "Intercreditor Agreement" shall have the meaning provided in Section 9.04.

         "Interest Period" shall have the meaning provided in Section 2.06.

         "Leases" shall mean all written leases and rental agreements, registration cards and agreements and other agreements, whether or not in writing, affecting the use, enjoyment or occupancy of any Owned Hospitality Property heretofore or hereafter entered into, together with any Existing Participating Leases and any Approved Participating Leases.

         "Leverage Ratio" means the ratio on any date of (a) the consolidated Total Debt of the Borrower and its Subsidiaries on such date to (b) the consolidated Adjusted EBITDA of the Borrower and its Subsidiaries for the Rolling Period immediately preceding such date.

         "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same effect as any of the foregoing, inchoate liens arising under ERISA to secure the contingent liabilities of Borrower, or any Loan Party, and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction, domestic or foreign.

         "Loan" shall mean, in the aggregate, the Advances made to Borrower under this Agreement and the Note pursuant to the terms hereof, the aggregate outstanding principal amount of which shall not exceed at any time the Facility Amount.

         "Loan Documents" shall mean this Agreement, the Note, the Guaranty, the Environmental Indemnity, the Security Agreement, the Security Documents, the Intercreditor Agreement, the Fee Letter and any other documents or instruments evidencing, securing or guaranteeing the Loan.

         "Loan Party" shall mean, individually and collectively, as the context requires, Borrower, Guarantors, Subsidiaries of Borrower and Affiliates of Borrower (other than any Unconsolidated Entities) that are parties to any Loan Documents, and all of the parties set forth on Schedule 3.

         "Loan Portion" shall mean the Base Rate Portion and each Eurodollar Portion of the Loan.

         "Majority Co-Lenders" shall have the meaning provided in the Intercreditor Agreement, provided that prior to Syndication, it shall mean the Lender. With respect to the provisions of this Agreement requiring the consent, approval, disapproval or determination of the Majority Co-Lenders, each Current Co-Lender's Pro Rata Interest shall be used as the means of calculating the Majority Co-Lenders and the term "Majority Co-Lenders" shall mean those Current Co-Lenders whose Pro Rata Interests, at any time, in the aggregate, is equal to or greater than the percentage prescribed in Intercreditor Agreement based solely on the aggregate owned by all Current Co-Lenders; the Pro Rata Interests in the Loan of Defaulting Co-Lenders shall not be taken into account in the calculation of the Majority Co-Lenders.

         "Margin Stock" shall have the meaning provided such term in Regulation U of the Federal Reserve Board.

         "Material Adverse Effect" shall mean any condition which causes or continues the occurrence of an Event of Default or has a material adverse effect upon (i) the business, operations, properties, assets, prospects, corporate structure or condition (financial or otherwise) of Borrower or any of the Loan Parties, taken as a whole, (ii) the ability of Borrower or the Loan Parties to perform, or of Agent, or any Co-Lender to enforce, any of the Obligations or
(iii) the value of the Owned Hospitality Properties, the Permitted Property Agreements or Other Assets taken as a whole.

         "Material Subsidiary" means any Subsidiary of the Borrower having assets or annual revenues in excess of $1,000,000.

         "Material Unconsolidated Entity" means any Unconsolidated Entity of the Borrower having assets or annual revenue in excess of $1,000,000.

         "Maturity Date" shall mean August 1, 2003 or such earlier date on which the principal balance of the Loan and all other sums due in connection with the Loan shall be due as a result of the acceleration of the Loan, subject to extension as provided in Section 2.27 hereof.

         "Maximum Legal Rate" shall mean the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by the Note and as provided for herein or the Security

Instruments or other Loan Documents, under the laws of such state or states whose laws are held by any court of competent jurisdiction to govern the interest rate provisions of the Loan.

         "Minimum Tangible Net Worth" shall mean, with respect to the Borrower, at any time, the sum of $30,000,000 plus (a) an mount equal to 75% of the aggregate net proceeds or value received by Borrower or its Subsidiaries after the date of this Agreement in connection with any Capitalization Events taken as a whole, including without limitation, in connection with the acquisition of any Investment or Asset plus (b) an amount equal to 75% of the aggregate Net Income of the Borrower and its Subsidiaries after September 30, 2000 on a consolidated basis.

         "Minority Interest" shall mean the interest of equity holders who, in the aggregate, own less than half the equity interests in a Person (other than an individual).

         "Moody's" shall mean Moody's Investor Service, Inc.


         "Mortgages" means, collectively, the deeds of trust and mortgages executed by the Borrower or any Guarantor on any Owned Hospitality Property to secure the Obligations, each in form reasonably acceptable to the Agent with such modifications as may be necessary and appropriate in the opinion of counsel to the Agent to comply with the state law of the filing jurisdiction and as may be reasonably satisfactory to the Agent, as the same may be amended or terminated in accordance with their terms, and "Mortgage" means any of such instruments.

         "Multiemployer Plan" shall mean a Plan which is a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA.

         "Net Income" means, for any Person or Hospitality Property, as applicable, for any period for which such amount is being determined, the net income of such Person (on a consolidated basis) or Hospitality Property, as applicable, after taxes, as determined on a consolidated basis in accordance with GAAP, excluding, however, extraordinary items, including but not limited to
(i) any net gain or loss during such period arising from the sale, exchange, or other disposition of capital assets (such term to include all fixed assets and all securities) other than in the ordinary course of business and (ii) any write-up or write-down of assets.

         "Net Worth" means, for any Person, net worth as calculated in accordance with GAAP.

         "Non-use Fee" shall have the meaning provided in Section 2.15(b).

         "Non-use Fee Due Date" shall mean the date which is five (5) business days after the date Agent has furnished Borrower with an invoice showing the amount of the Non-use Fee and a detailed calculation of the same, as calculated quarterly by Agent.

         "Note" shall have the meaning provided in Section 2.04.

         "Notice of Borrowing" shall have the meaning provided in Section 2.02.

         "Notice of Conversion or Continuation" shall have the meaning provided in Section 2.08.

         "Obligations" shall mean all payment, performance and other obligations, liabilities and indebtedness of every nature of (i) Borrower and any Guarantor from time to time owing to Agent or any Co-Lender under or in connection with this Agreement or any other Loan Document, or (ii) Borrower and the other Loan Parties under or in connection with the Guaranty or any other Loan Documents.

         "Other Assets" shall mean all Assets of a Person that are not Permitted Property Agreements or Owned Hospitality Properties.

         "Owned Hospitality Property" means a Hospitality Property owned by the Borrower or one of the Borrower's Subsidiaries or leased by the Borrower or one of the Borrower's Subsidiaries pursuant to a Ground Lease.

         "Owned Hospitality Property Investments" shall mean Investments in Owned Hospitality Properties (including the fixtures, furniture and equipment necessary to operate such Hospitality Property) or in Persons for which Hospitality Properties are substantially all of such Person's Property.

         "Owned Hospitality Property Security Documents" for any Owned Hospitality Property, means collectively (a) a Mortgage, (b) an Assignment of Leases, and (c) such other security agreements, pledge agreements, assignments, mortgages, financing statements, stock powers, and other collateral documentation as the Agent may reasonably request, substantially in the form attached hereto as Exhibit P.

         "Ownership Interests" means shares of stock, other securities, partnership interests, member interests, beneficial interests or other interests in any Person, whether voting or non-voting, and participations or other equivalents (regardless of how designated) of or in a Person.

         "Ownership Interests Collateral" has the meaning given such term in the definition of "Collateral."

         "Ownership Interest Equivalents" means all securities (other than Ownership Interests) convertible into or exchangeable for Ownership Interests and all warrants, options or other rights to purchase or subscribe for any Ownership Interests, whether or not presently convertible, exchangeable or exercisable.

         "Participant" shall have the meaning provided in Section 9.09(i).

         "PBGC" shall mean the Pension Benefit Guaranty Corporation established under ERISA, or any successor thereto.

         "Permitted Asset Disposition" means an Asset Disposition which (a) occurs at a time in which no Default has occurred and is continuing, and (b) would not cause a Default to occur upon the consummation of such Asset Disposition.

         "Permitted Hazardous Substances" means (a) Hazardous Substances, petroleum and petroleum products which are (i) used in the ordinary course of business and in typical quantities for a Hospitality Property and (ii) generated, used and disposed of in accordance with all Applicable Laws and good industry practice and (b) non-friable asbestos to the extent (i) that no Applicable Laws require removal of such asbestos from the Hospitality Property and (ii) such asbestos is encapsulated in accordance with all Applicable Laws and such reasonable operations and maintenance program as may be required by the Agent.

         "Permitted Intercompany Debt" shall have the meaning set forth in the definition of "Permitted Other Indebtedness."

         "Permitted New Employee Loans" means the unsecured employee loans by Borrower to Borrower's employees, provided that (i) such new employee loans are advanced solely to cover such employee's relocation costs, (ii) such new employee loans are evidenced by a note and (iii) at no time shall the outstanding principal sum of the Permitted New Employee Loans exceed $500,000.00.

         "Permitted New Investments" means the following Investments made after the Closing Date:

                  (a) to acquire Permitted Property Agreements;

                  (b) in Persons for which Permitted Property Agreements are substantially all of such Person's Assets; provided that the aggregate Investment Amount relating to this subparagraph (b) should not exceed $30,000,000;

                  (c) in Owned Hospitality Property Investments; provided that
         (i) the aggregate Investment Amount in Owned Hospitality Property Investments, excluding the Investment Amount in Existing Owned Hospitality Property Investments and the Investment Amount in Unconsolidated Entities, shall not at any time exceed $10,000,000 and
         (ii) at least five (5) Business Days prior to acquiring an Owned Hospitality Property, the Borrower shall have delivered to the Agent the Property Information for such Owned Hospitality Property; and

                  (d) which are Permitted Stock Repurchases provided the proceeds of the Loan are not used to acquire same.

All Permitted New Investments shall be (1) Investments in (A) Assets located in the United States and/or (b) Persons formed and organized in the United States and whose principal place of business is located within the United States and
(2) Investments in which Agent on behalf the Co-Lenders shall be granted an Acceptable Lien.

         "Permitted Non-Recourse Unconsolidated Entity Indebtedness" means Indebtedness of an Unconsolidated Entity which (i) is incurred by an Unconsolidated Entity to acquire a Hospitality Property or Hospitality Management Business or refinance such acquisition Indebtedness, and (ii) is non-recourse to the Borrower and its Subsidiaries except for the Ownership Interests in such Unconsolidated Entity.

         "Permitted Other Indebtedness" means:

                  (a) Subordinate Indebtedness (including the Subordinate Convertible Note provided CGLH Partners II LP or an Affiliate thereof continues to be the Subordinate Convertible Noteholder);

                  (b) Indebtedness which (i) is incurred by a Permitted Other Subsidiary to acquire a Permitted New Investment or refinance Indebtedness incurred to acquire a Permitted New Investment where the Indebtedness incurred in connection with such acquisition does not exceed 70% of the Investment Amount for such Permitted New Investment,
         (ii) is non-recourse to the Borrower and its Subsidiaries except for the Assets of or the Ownership Interests in such Permitted Other Subsidiary and customary recourse "carve-outs", and (iii) in the aggregate does not exceed $20,000,000;

                  (c) Minority Interests reflected on the Borrower's financial statements as Indebtedness;

                  (d) Trade payables in the ordinary course of business which are payable in accordance with customary trade terms;

                  (e) Permitted Non-Recourse Unconsolidated Entity Indebtedness;

                  (f) Indebtedness in respect of the Wyndham Notes and the guaranties thereof;

                  (g) Indebtedness outstanding on the date hereof and listed on
         Schedule 8 attached hereto and any renewals or extensions thereof (without increasing, or shortening the maturity of, the principal amount thereof); provided further that (1) with respect to the Indebtedness referred to in (A)(3) on Schedule 8 (the "Existing Intercompany Debt") (A) the Indebtedness evidenced by the note by Pittsburgh Hotel Holdings, L.L.C. listed on Schedule 8 as A(3)(f) shall not exceed the principal sum of $5,700,000 throughout the term of the Loan, (B) the notes evidencing the Existing Intercompany Debt are pledged to Agent and such original notes are delivered to Agent in connection with such pledge, (C) the holder of the Existing Intercompany Debt executes and delivers to Agent the Affiliate Subordination Agreement with respect to such Existing Intercompany Debt (excluding the Indebtedness evidenced by the note in A(3)(f) on Schedule 8) and (4) such Existing Intercompany Debt is unsecured, and
         (2) the principal amount of the Indebtedness evidenced by the note listed as A(4) on Schedule 8 shall not exceed the outstanding principal amount as of the Closing Date and listed on Schedule 8; and

                  (h) Indebtedness of the Borrower to any Guarantor and of any Guarantor to the Borrower or any other Guarantor ("Permitted Intercompany Debt") provided (1) the holder of the future Permitted Intercompany Debt and the obligor thereunder execute the Affiliate Subordination Agreement, (2) the holder of the future Permitted Intercompany Debt pledges to Agent the note(s) evidencing the future Permitted Intercompany Debt and delivers the original note(s) to Agent in connection with such pledge and (3) such Permitted Intercompany Debt is unsecured.

         "Permitted Other Subsidiary" means a Subsidiary of the Borrower which
(a) is a single-purpose Person, (b) has never been a Guarantor, nor owned any Collateral, and (c) only owns Permitted New Investments acquired in whole or in part with the proceeds of Indebtedness excluding the proceeds of Advances and other Assets ancillary to such Permitted New Investments.

         "Permitted Property Agreements" means (a) Existing Management Agreements and Existing Participating Leases and (b) Approved Management Agreements or Approved Participating Leases related to Hospitality Properties entered into after the Closing Date; provided that the aggregate Adjusted EBITDA in any applicable Rolling Period arising from management fee revenues for managed hotels or leased hotels which are not full-service hotels shall not exceed 25% of the Borrower's Adjusted EBITDA for such Rolling Period.

         "Permitted Property Agreements Conversion" means the conversion of certain Existing Participating Leases and Approved Participating Leases between the Borrower and the Borrower's Subsidiaries, as applicable, as tenant, and Equity Inns Partnership, L.P. ("Equity Inns") and certain Equity Inns' subsidiaries, as applicable, as landlord, from participating leases to management agreements that occurred as of January 1, 2001 pursuant to that certain Master Lease Termination Agreement described on Schedules 18 and 19 hereof which management agreements (a) provide for a base management fee as set forth on Schedule 18, an incentive fee and an additional incentive fee as set forth on Schedule 19 and an accounting fee equal to $1,000 per hotel, per accounting period, (b) provide for termination dates set forth on Schedule 20 with respect to each of the Hospitality Properties listed on Schedule 20 and (c) contain customary provisions pursuant to which each Hospitality Property owner agrees not to disturb Borrower or Borrower's Subsidiaries', as the case may be, right to manage each such Hospitality Property except in connection with a default by Borrower or Borrower's Subsidiary, as the case may be, under the applicable Permitted Property Agreement, a sale or transfer of the Hospitality Property, or the failure of the applicable Hospitality Property to meet certain performance levels.

         "Permitted Liens" shall have the meaning provided in Section 6.03.

         "Permitted Stock Repurchase" means the repurchase of the common stock of the Borrower provided the aggregate amount of such stock repurchases shall not exceed $2,000,000.

         "Person" shall mean and include any individual, partnership, joint venture, firm, corporation, limited liability company, association, company, trust or other enterprise or any government or political subdivision or agency, department or instrumentality thereof.

         "Plan" means any employee benefit plan covered by Title IV of ERISA or which is subject to Section 412 of the Code or Section 302 of ERISA, (i) that is maintained by the Borrower, any other Loan Party or any member of either of their ERISA Controlled Groups or (ii) for which Borrower, any other Loan Party or any member of either of their ERISA Controlled Groups has or may have any obligation or liability, whether direct or indirect.

         "Policies" shall have the meaning provided in Section 5.03(c).

         "Prime Rate" shall mean the prime lending rate as set forth on the British Banking Association Telerate page 5 (or such other comparable pages as may, in the opinion of the Agent, replace such page for the purpose of displaying such rate), as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually available. The Agent may make commercial loans or other loans at rates of interest at, above or below the Prime Rate. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Rate, respectively.

         "Property Information" for any Owned Hospitality Property means the following information and documentation for such Owned Hospitality Property:

                  (a) an Engineering Report;

                  (b) an Environmental Report;

                  (c) a commitment for a Title Policy, together with a legible copy of all documents referred to in such commitment;

                  (d) a current Appraisal satisfactory to the Agent;

                  (e) a copy of the agreements pursuant to which the Owned Hospitality Property is being acquired;

                  (f) a ALTA/ACSM survey reasonably satisfactory to the Agent;
         and

                  (g) all financial statements reasonably required by the Agent.

         "Pro-Rata Interest" shall mean the proportionate share of each Co-Lender in the Loan, this Agreement, the other Loan Documents and the obligations to make Advances pursuant to the terms of this Agreement. Notwithstanding the foregoing, with respect to any approvals, consents or determinations that are to be made by the Majority Co-Lenders, Pro Rata Interest shall mean, with respect to each Current Co-Lender, a percentage equal to the amount of the Loan owned by such Current Co-Lender divided by the aggregate amount of the Loan owned by all of the Current Co-Lenders, multiplied by 100.

         "Quarter" shall mean each calendar quarter.

         "Recourse Indebtedness" of any Person means all Indebtedness of such Person and its Subsidiaries for which recourse for payment may be made against such Person for the obligations secured thereunder.

         "Register" shall have the meaning provided in Section 9.09.

         "Regulation D" shall mean Regulation D of the Federal Reserve Board as from time to time in effect and any successor to all or any portion thereof.

         "Repayment Event" means the occurrence of either a Capitalization Event or an Asset Disposition after the Closing Date except for Asset Dispositions for which the aggregate Net Cash Proceeds do not exceed $1,000,000 in any calendar year.

         "Reportable Event" has the meaning set forth in Section 4043(c)(3),
(5), (6) or (13) of ERISA (other than a Reportable Event as to which the provision of 30 days' notice to the PBGC is waived under applicable regulations).

         "Responsible Officer" means the Chairman of the Board, President or the Chief Financial Officer of any Person.

         "Restoration" shall have the meaning provided in Section 5.03(h).

         "Restricted Payment" means (a) any direct or indirect payment, prepayment, redemption, purchase, or deposit of funds or Property for the payment (including any sinking fund or defeasance), prepayment, redemption or purchase of any Indebtedness not permitted by this Agreement or any Subordinate Indebtedness, and (b) the making by any Person of any dividends or other distributions (in cash, property, or otherwise) on or payment for the purchase, redemption or other acquisition of, any Ownership Interests of such Person.

         "Rolling Period" means, as of any date, the twelve (12) month period immediately preceding such date (which such Rolling Period shall end on the last day of a calendar month) provided that, for purposes of calculating the financial ratios set forth in Article V hereof, the applicable Rolling Period shall end on the last day of the applicable Quarter.

         "S&P" shall mean Standard & Poor's Rating Services.

         "Security Agreement" means the Security Agreement in favor of the Agent from the Borrower and the other Guarantors, granting a Lien in all existing and future Collateral of the Borrower and its Subsidiaries in substantially the form of the attached Exhibit F.

         "Security Documents" means the Security Agreement, all Owned Hospitality Properties Security Documents, all Financing Statements and each other document, instrument or agreement executed in connection therewith or otherwise executed in order to secure all or a portion of the Obligations; and any "Security Document" means any one of the foregoing.

         "Solvent" as to any Person shall mean that (i) the sum of the assets of such Person, at a fair valuation based upon appraisals or comparable valuation, will exceed its liabilities, including contingent liabilities, (ii) such Person will have sufficient capital with which to conduct its business as presently conducted and as proposed to be conducted and (iii) such Person has not incurred debts, and does not intend to incur debts, beyond its ability to pay such debts as they mature. For purposes of this definition, "debt" means any liability on a claim, and "claim" means (x) a right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured, or (y) a right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured. With respect to any such contingent liabilities, such liabilities shall be computed in accordance with GAAP at the amount which, in light of all the facts and circumstances existing at the time, represents the amount which can reasonably be expected to become an actual or matured liability.

         "Subordinate Indebtedness" means Indebtedness of the Borrower and its Subsidiaries which (a) shall not mature, become payable or require the payment of any principal amount thereof (or any amount in lieu thereof) or be mandatorily redeemable, pursuant to a sinking fund or otherwise redeemable at the option of the holder thereof, in any case in whole or in part, before the date that is 91 days after the Maturity Date (except the common stock conversion right in favor of CGLH Partners II LP or an Affiliate thereof shall be permitted as provided for in the Subordinate Convertible Note) and (b) shall be junior and subordinate to the Obligations and subject to an intercreditor agreement or subordination provisions which are in accordance with the then prevailing customary market terms and conditions (including but not limited to that certain Indebtedness in the original principal amount of $25,000,000 evidenced by that certain 8.75% Convertible Subordinated Note Due October 20, 2007, dated October 20, 2000 by Interstate Hotels Corporation (the "Subordinate Convertible Note"), which Subordinate Convertible Note is currently held "by CGLH Partners II LP, a Delaware limited partnership (the "Subordinate Convertible Noteholder")).

         "Subsidiary" means, with respect to any Person, at any date, any other Person in whom such Person holds an Investment and whose financial results would be consolidated under GAAP with the financial results of such Person if such statements were prepared as of such date.

         "Syndication" shall have the meaning provided in Section 9.04(c).

         "Syndication Agent" shall have the meaning provided in the opening paragraph of this Agreement.

         "Tangible Net Worth" shall mean, with respect to any Person (a) Net Worth, plus (b) Minority Interests, minus (c) the net book value of all assets, after deducting any reserves applicable thereto, which would be treated as intangible under GAAP, including without limitation, good will, trademarks, trade names, service marks, brand names, copyrights, patents and unamortized debt discount and expenses and the excess of the equity in any Subsidiary over the cost of the investment in such Subsidiary, calculated on a consolidated basis.

         "Taxes" shall have the meaning provided in Section 2.19.

         "Telerate Page 3750" means the display designated as "Page 3750" on the Telerate Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for U.S. Dollar deposits).

         "Termination Date" shall mean the date on which the Draw Period expires.

         "Termination Event" shall mean (i) a Reportable Event, or (ii) the initiation of any action by Borrower, any member of Borrower's or any other Loan Party's ERISA Controlled Group or any other person to terminate a Plan or the treatment of an amendment to an ERISA Plan as a termination under ERISA, in either case, which would result in liability to Borrower, any Loan Party or any of their ERISA Controlled Group, (iii) the institution of proceedings by the PBGC under Section 4042 of ERISA to terminate an ERISA Plan or to appoint a trustee to administer any ERISA Plan, (iv) any partial or total withdrawal from a Multiemployer Plan which in either case would result in liability to Borrower, any Loan Party or any of their ERISA Controlled Groups or (v) the taking of any action would require security to the Plan under Section 401(a)(29) of the Code.

         "Title Policy" means a Mortgagee Policy of Title Insurance which (a) is in the form of American Land Title Association Standard Loan Policy - 1970 (without modification, revision or amendment) (or such other form as approved by the Agent) with endorsements reasonably requested by the Agent, including without limitation, a revolving credit endorsement, (b) is issued by an underwriter reasonably acceptable to the Agent, (c) insures that the grantor of the Lien insured by such policy owns the Owned Hospitality Property subject to such Lien in fee simple or pursuant to a leasehold estate and that the Mortgage covering such Owned Hospitality Property is a valid lien on such Owned Hospitality Property in favor of the Agent for the benefit of the Co-Lenders (subject only to Permitted Liens), (d) does not contain any exceptions for tights of parties in possession, or unpaid delinquent installments of taxes, special assessments or subsequent assessments due to changes in ownership or usage, or any other exceptions to coverage other than Permitted Liens.

         "Title Searches" shall have the meaning provided in Section 5.14.

         "Total Debt" means with respect to any Person at any time, the sum (without duplication) of the following: (a) all Indebtedness of such Person as determined on a consolidated basis in accordance with GAAP, plus (b) such Person's and such Person's Subsidiaries' Unconsolidated Entity Percentage of Indebtedness of such Person's and such Person's Subsidiaries' Unconsolidated Entities, plus (c) to the extent not already included in the calculation of either of the preceding clauses (a) or (b), the aggregate amount of letters of credit for which such Person or any of its Subsidiaries would have a direct or contingent obligation to reimburse the issuers of such letters of credit upon a drawing under such letters of credit, minus (d) to the extent included in the calculation of either of the preceding clauses (a), (b), or (c), the amount of any ordinary trade payables, accruals and minority interests.

         "Transaction Costs" shall mean all costs and expenses paid or payable by Borrower or any other Loan Party relating to the Transactions including, without limitation, the costs and expenses of Agent and each Co-Lender in conducting its due diligence with respect to the Transactions, financing fees, commitment fees, advisory fees, appraisal fees, legal fees, accounting fees, title insurance premiums, recording charges and taxes, whether directly or as reimbursement to Agent or such Co-Lender.

         "Transactions" shall mean each of the transactions contemplated by the Loan Documents.

         "Transferee" shall have the meaning provided in Section 9.07.

         "Type" shall mean the type of any portion of the Loan determined with respect to the interest option applicable thereto, i.e., the Base Rate Portion or a Eurodollar Portion.

         "UCC Searches" shall have the meaning provided in Section 3.01(g).

         "Unconsolidated Entity" means, with respect to any Person, at any date, any other Person in whom such Person holds an Investment and whose financial results would not be consolidated under GAAP with the financial results of such Person if such statements were prepared as of such date.

         "Unconsolidated Entity Percentage" means, for any Person, with respect to a Person's Unconsolidated Entity, the percentage of such Unconsolidated Entity's Indebtedness for which recourse may be made against such Person.

         "Unfunded Benefit Liabilities" means with respect to any Plan at any time, the amount (if any) by which (i) the present value of all benefit liabilities under such Plan as defined in Section 4001(a)(16) of ERISA, exceeds
(ii) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan (on the basis of assumptions prescribed by the PBGC for the purpose of Section 4044 of ERISA).

         "Unsecured Debt" shall mean, with respect to a Person, the outstanding principal balance of all Indebtedness which is not secured by any collateral or Assets of such Person and is evidenced by a promissory note or other instrument or written agreement.

         "Uniform System of Accounts" means the Uniform System of Accounts for Hotels as approved by the American Hotel and Motel Association (as in effect from time to time) applied on a consistent basis.

         "Wyndham Notes" means that certain promissory note by Interstate Hotels, LLC to PAH-Interstate Holdings, Inc. ("PAH") in the principal amount of $750,000 and that certain promissory note by Interstate Hotels, LLC to PAH in the principal amount of $3,681,818, each of which will be issued by Interstate Hotels, L.L.C. not before July 1, 2001 in accordance with the Conversion and Redemption Agreement, dated as of August 31, 2000, among Interstate Hotels, L.L.C., PAH, Wyndham International, Inc., Patriot American Hospitality, Inc., Northridge Holdings, Inc. and the Borrower (the "Wyndham Conversion and Redemption Agreement").

         "Wyndham Transaction" means the partial redemption by Borrower of PAH's interest (the "Wyndham Interest") in Interstate Hotels, L.L.C., which occurred on or about October, 2000, as more particularly described in the Wyndham Conversion and Redemption Agreement, pursuant to which Interstate Hotels, L.L.C. caused certain management contracts to be transferred to PAH in partial redemption of the Wyndham Interest.

         SECTION 2. AMOUNT AND TERMS OF REVOLVING CREDIT FACILITY.

         Section 2.01 Advances.

         (a) Subject to and upon the terms and conditions herein set forth, Lender and each Co-Lender agrees, at any time and from time to time on and after the Closing Date and prior to the Termination Date, to make its pro rata share of Advances to Borrower, which Advances shall not exceed in aggregate principal amount at any time outstanding, the Facility Amount at such time.

         (b) Advances may be voluntarily prepaid pursuant to Section 2.11, and, subject to the other provisions of this Agreement, including, without limitation, Sections 2.09, 2.10 and 2.12, any amounts so prepaid may be re-borrowed prior to the Termination Date. All outstanding Advances shall mature on the Maturity Date, without further action on the part of Agent or any Co-Lender.

         (c) Each Advance of the Loan shall be in the aggregate minimum amount of Three Millions Dollars (U.S. $3,000,000.00) or any integral multiple of One Hundred Thousand Dollars (U.S. $100,000.00) in excess thereof. No Advance shall be made after the Termination Date.

         (d) The obligation of Lender and each Co-Lender to make their pro rata share of each Advance of the Loan is several and not joint. Neither Agent, Lender nor any Co-Lender shall be liable for the failure of any other Co-Lender to fund its pro rata share of any Advance hereunder.

         (e) Borrower may request no more than two (2) Advances per month, except in the case where an Advance is requested for a Permitted New Investment, the foregoing restriction shall not apply.

         Section 2.02 Notice of Borrowing. Whenever Borrower desires an Advance hereunder, it shall give Agent at Agent's Office prior to 10:00 A.M., New York City time, at least three (3) Business Days' prior telex, facsimile, or telephonic notice (promptly confirmed in writing) of each Advance to be made hereunder. Each such notice (a "Notice of Borrowing") (i) shall be irrevocable,
(ii) shall be executed by a Responsible Officer of Borrower, (iii) shall specify
(w) the aggregate principal amount of the requested Advance, (x) the date of Borrowing (which shall be a Business Day), (y) the initial Interest Period to be applicable thereto and (z) the Type of Advance (or, if at the time of such request, Eurodollar Loan Portions are not available pursuant to Section 2.16, that such Advance shall be a Base Rate Portion), (iv) shall certify that, taking into account the amount of the requested Advance, no Default or Event of Default has occurred and is continuing, all provisions of the Loan Documents will be complied with after giving effect to such Advance, (v) shall contain a description of the intended use of the Advance and (vi) shall be in the form annexed hereto as Exhibit "A".

         Agent shall, upon determining the Eurodollar Rate for any Interest Period, promptly notify Borrower thereof.

         Section 2.03 Disbursement of Funds. No later than 2:00 P.M., New York City time on the date specified in each Notice of Borrowing, provided all conditions precedent to the making of such Advance have been complied with, and further provided that Agent has received, in immediately available federal funds, each Co-Lender's pro rata share of such Advance from each Co-Lender, Agent will make available to Borrower by disbursing to or at the direction of Borrower, or by depositing in Borrower's account at Agent's Office, the amount of the requested Advance.

         Section 2.04 The Note. (a) Borrower's obligation to pay the principal of, and interest on, the Loan shall be evidenced by the promissory note (as amended, modified, supplemented, extended or consolidated, the "Note") duly executed and delivered by Borrower substantially in the form of Exhibit "B" hereto in a principal amount equal to the Facility Amount, with blanks appropriately completed in conformity herewith. The Note shall (i) be payable to the order of Agent, and the Co-Lenders, (ii) be dated the Closing Date, and (iii) mature on the Maturity Date. If required by a Co-Lender that is not a Co-Lender as of the date hereof, Borrower hereby agree to execute a supplemental Note in the principal amount of such Co-Lender's pro rata share of the Facility Amount substantially in the form of Exhibit "B" hereto, with blanks appropriately completed, and such supplemental Note shall (i) be payable to order of Agent, on account of such Co-Lender, (ii) be dated as of the Closing Date, and (iii) mature on the Maturity Date. Such supplemental Note shall provide that it evidences a portion of the existing indebtedness hereunder and not any new or additional indebtedness of Borrower.

         (b) Agent is hereby authorized, at its option, (i) to endorse on the schedule attached to each Note (or on a continuation of such schedule attached to each such Note and made a part thereof) an appropriate notation evidencing the date and amount of each Advance evidenced thereby and the pro rata share thereof of each Co-Lender, and the date and amount of each principal and interest payment in respect thereof, and/or (ii) to record such Advances and such payments in its books and records. Such schedule or such books and records, as the case may be, shall be conclusive and binding on Borrower absent manifest error, provided that the failure to make any notation shall not affect the obligations of Borrower, any Guarantor or the rights of Lender or any Co-Lender hereunder or under the Guaranty.

         Section 2.05 Interest.

         (a) Borrower shall pay interest in respect of the unpaid principal amount of the Base Rate Portion from the date of the making of the Base Rate Portion until the Base Rate Portion shall be paid in full, or converted to a Eurodollar Portion, at a rate per annum which shall be equal to the sum of the Base Rate Margin plus the Base Rate in effect from time to time, such rate to change as and when the Base Rate changes.

         (b) Intentionally Deleted.

         (c) Borrower shall pay interest in respect of the unpaid principal amount of each Eurodollar Portion from the date of the making of such Eurodollar Portion until such Eurodollar Portion shall be paid in full, continued as a Eurodollar Portion or converted to a Base Rate Portion, at a rate per annum which shall be equal to the sum of the Eurodollar Rate Margin plus the relevant Eurodollar Rate.

         (d) In the event that, and for so long as, any Event of Default shall have occurred and be continuing, the outstanding principal amount of the Loan and, to the extent permitted by law, overdue interest in respect of the Loan, shall bear interest at the Default Rate, calculated from the date such payment was due without regard to any grace or cure periods contained herein.

         (e) Interest on the Loan shall accrue from and including the date of each Borrowing thereof to but excluding the date of any repayment thereof (provided that any Advance borrowed and repaid on the same day shall accrue one day's interest) and Borrower shall pay such interest (A) monthly in arrears on the first day of each month or with respect to each Eurodollar Portion where the Interest Period is six (6) months, quarterly in arrears on the first day of each Quarter, (B) on the date of any prepayment or conversion, (C) on the Maturity Date (whether by acceleration or otherwise) and (D) after the Maturity Date, on demand.

         (f) Interest on the outstanding principal balance of Eurodollar Portions and Base Rate Portions shall be calculated on the basis of a three hundred sixty (360) day year based on the actual number of days elapsed.

         (g) This Agreement and the Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance of the Loan at a rate which could subject Lender or any Co-Lender to either civil or criminal liability as a result of being in excess of the Maximum Legal Rate. If by the terms of this Agreement or the Loan Documents, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of the Maximum Legal Rate, the interest rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to the Maximum Legal Rate and all previous payments in excess of the Maximum Legal Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Agent for the use, forbearance, or detention of the sums due under the Loan, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the Maximum Legal Rate of interest from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

         Section 2.06 Interest Periods.

         (a) Borrower shall, in each Notice of Borrowing or Notice of Conversion or Continuation in respect of the making of, conversion into or continuation of a Eurodollar Portion, select the interest period (each an "Interest Period") applicable to such Eurodollar Portion, which Interest Period shall, at the option of Borrower, be either a one month, two-month, three-month or six-month period, provided that:

                  (i) the Interest Period for any Eurodollar Portion shall commence on the date of the making of such Advance (including the date of any conversion from the Base Rate Portion) and each Interest Period occurring thereafter in respect of such Portion shall commence on the date on which the next preceding Interest Period expires;

                  (ii) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided however, if such Interest Period would otherwise expire on the Maturity Date, and the Maturity Date is not a Business Day, such Interest Period shall expire on the immediately preceding Business Day;

                  (iii) if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month; and

                  (iv) no Interest Period in respect of any Eurodollar Portion shall extend beyond the Maturity Date.

         (b) [INTENTIONALLY DELETED]

         (c) If upon the expiration of any Interest Period, Borrower has failed to elect or confirm a new Interest Period or Eurodollar Base Rate to be applicable to any Eurodollar Portion in accordance with Section 2.08, Borrower shall be deemed to have elected to convert such Eurodollar Portion into a Base Rate Portion effective as of the expiration date of such current Interest Period.

         Section 2.07 Minimum Amount of Eurodollar Portions. All advances, borrowings, conversions, continuations, payments, prepayments and selection of Interest Periods hereunder shall be made or selected so that, after giving effect thereto, each Eurodollar Portion shall (i) have a principal amount equal to or greater than Three Million Dollars (U.S. $3,000,000.00) and (ii) be in an integral multiple of $100,000.00 in excess of such minimum amount. There shall be no more than four (4) Eurodollar Portions outstanding at any one time.

         Section 2.08 Conversion or Continuation. (a) (a) Subject to the other provisions hereof, Borrower shall have the option (i) to convert at any time all or any part of the outstanding Base Rate Portion to Eurodollar Portions, or (ii) to continue all or any part of the outstanding Eurodollar Portions as Eurodollar Portions for an additional Interest Period, on the expiration of the Interest Period applicable thereto (or prior to such expiration date, provided Borrower pays Funding Costs in connection therewith pursuant to Section 2.17); provided that no Loan Portion may be continued as, or converted into, a Eurodollar Portion when any Default with respect to the payment of money or any Event of Default has occurred and is continuing or (iii) to convert at any time all or any portion of the outstanding Eurodollar Portions to a Base Rate Portion. In the event Eurodollar Portions are not available pursuant to Section 2.16, Borrower shall be deemed to have elected to convert such Eurodollar Portions into a Base Rate Portion, and if such conversion occurs prior to the expiration date of the applicable Interest Period, Borrower shall also pay all Funding Costs and other costs, expenses and losses in connection therewith pursuant to Sections 2.16 and 2.17.

         (b) In order to elect to convert or continue a Loan Portion under this
Section 2.08, Borrower shall deliver an irrevocable notice thereof in the form annexed hereto as Exhibit "C" (a "Notice of Conversion or Continuation") to Agent no later than 11:00 A.M., New York City time, (which notice may be by facsimile transmission provided that an original is delivered prior to the close of business on the immediately succeeding Business Day) three (3) Business Days prior to the proposed conversion or continuation date in the case of a conversion to, or a continuation of, a Eurodollar Portion. A Notice of Conversion or Continuation shall specify (v) the requested conversion or continuation date (which shall be a Business Day), (w) the amount and Type of the Loan Portion to be converted or continued, (x) whether a conversion or continuation is requested, (y) in the case of a conversion to, or a continuation of, a Eurodollar Portion, the requested Interest Period and (z) the Contract Rate applicable to the Loan Portion to be converted or continued as previously quoted by Agent.

         Section 2.09 Voluntary Reduction of Facility Amount; Termination of Facility Amount.

         (a) Upon at least three (3) Business Days' prior irrevocable written notice annexed hereto as Exhibit "D" (or telephonic notice promptly confirmed in writing) to Agent, Borrower shall have the right, without premium or penalty to permanently reduce the Facility Amount, provided that (a) Borrower may not reduce the Facility Amount below the aggregate principal amount outstanding under the Loan at the time of such requested reduction, (unless Borrower simultaneously prepays the Loan to the extent necessary so that the aggregate principal amount outstanding does not exceed such reduced Facility Amount, together with any applicable Funding Costs and accrued interest as a result of such prepayment), (b) any such partial reduction shall be in the minimum aggregate amount of Five Million Dollars (U.S. $5,000,000.00) or any integral multiple of One Million Dollars (U.S. $1,000,000.00) in excess thereof, and (c) Borrower may not reduce the Facility Amount to an amount less than Twenty Five Million Dollars (U.S. $25,000,000.00) unless the Loan is terminated and prepaid in full pursuant to Section 2.09(b). Any reduction of the Facility Amount shall be permanent and be applied pro rata to Lender's and each Co-Lender's respective percentage interest in the Loan.

         (b) Upon at least three (3) Business Days prior irrevocable written notice to Agent, Borrower shall have the right to terminate the Loan, this Agreement and reduce the Facility Amount to zero, provided that Borrower, on the date specified in such notice, pays to Agent, on behalf of the Co-Lenders, the entire outstanding principal balance of the Loan, together with all interest accrued and unpaid thereon, all Funding Costs and all other sums due under the Note, this Agreement and the other Loan Documents; upon such termination, Lender and the Co-Lenders shall have no further obligation to make any Advances.

         Section 2.10 Principal Payments. Borrower shall pay the then outstanding principal balance of the Loan together with all accrued and unpaid interest thereon and all other sums then due and payable under this Agreement and the other Loan Documents on the Maturity Date.

         Section 2.11 Voluntary Prepayments. Borrower shall have the right to prepay the Loan, in whole or in part, from time to time on the following terms and conditions: (a) Borrower shall give Agent written notice (or telephonic notice promptly confirmed in writing), in the form attached hereto as Exhibit E, which notice shall be irrevocable, of its intent to prepay all or a portion of the Loan, at least three (3) Business Days prior to a prepayment of Eurodollar Portions and all or some of the Base Rate Portion, which notice shall specify the amount of such prepayment and what Loan Portions are to be prepaid and, in the case of Eurodollar Portions, the specific Borrowing(s) pursuant to which made, (b) each prepayment shall be in an aggregate principal amount of One Million Dollars (U.S. $1,000,000.00) or any integral multiple of One Hundred Thousand U.S. Dollars (U.S. $100,000.00) in excess thereof, and (c) prepayments of Eurodollar Portions made pursuant to this Section on a date other than the last day of the Interest Period applicable thereto shall be accompanied by payment of any Funding Costs which Lender and the Co-Lenders shall incur as a result of such early payment. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein.

         Section 2.12 Mandatory Prepayments. (a) (a) On each day on which the Facility Amount is reduced pursuant to the terms of this Agreement, Borrower shall prepay the Loan to the extent, if any, that the outstanding principal amount of the Loan exceeds such reduced Facility Amount, together with any applicable Funding Costs and accrued interest as a result of such payment. (b) If at any time the Advances exceed the Facility Amount, Borrower shall make a prepayment of the Advances in the amount of such excess, and if all Advances have been repaid, then Borrower shall deposit with Agent an amount equal to the amount of such excess less the amount of Advances then repaid. (c) Upon a Repayment Event in accordance with Section 6.04, Borrower shall prepay Advances on the Business Day the net cash proceeds from such Repayment Event are received by Borrower in an amount equal to the lesser of (i) the amount of outstanding Advances on such Business Day and (ii) 100% of such net cash proceeds.

         Section 2.13 Application of Payments and Prepayments. Unless specifically provided otherwise, all payments and prepayments of the Loan, whether voluntary or otherwise, shall be applied first, to unpaid Fees, any reasonable out-of-pocket costs and expenses of Agent and any Co-Lender arising as a result of such prepayment and any Funding Costs, second, to pay any accrued and unpaid interest then payable with respect to the Loan, and third, to pay the outstanding principal amount of the Loan. Payments applied to the outstanding principal amount of the Loan shall be first applied to the Base Rate Portion of the Loan, and then to pay the Eurodollar Portions of the Loan being repaid in the order of such Loan Portion's maturity.

         Section 2.14 Method and Place of Payment. (a) (a) Except as otherwise specifically provided herein, all payments and prepayments under this Agreement and the Note shall be made to Agent not later than 12:00 noon, New York City time, on the date when due and shall be made in lawful money of the United States of America in immediately available funds at Agent's Office, and any funds received by Agent after such time shall, for all purposes hereof, be deemed to have been paid on the next succeeding Business Day. Each payment (including all prepayments on account of principal and interest on the Loan), to the extent received, shall constitute payment by Borrower to each Co-Lender in the amount of such Co-Lender's pro rata share of such payment.

         (b) Except as expressly provided to the contrary in Section 2.06 hereof, whenever any payment to be made hereunder or under the Note or other Loan Documents shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

         (c) All payments made by Borrower hereunder, under the Note and the other Loan Documents, shall be made irrespective of, and without any deduction for, any setoff or counterclaims.

         Section 2.15 Fees.

         (a) On the Closing Date, Borrower shall pay to Agent the Facility Fee.

         (b) Borrower shall pay to Agent a fee (the "Non-use Fee"), computed at the per annum rate (based on a year of 360 days, for the actual number of days elapsed) of (i) one-half of one percent (0.50%) when the unfunded portion of the Facility Amount is greater than $20,000,000 or (ii) three eighths of one percent (0.375%) when the unfunded portion of the Facility Amount is equal to or less than $20,000,000, multiplied by the average daily unfunded portion of the Facility Amount from and including the Closing Date through and including the Termination Date, payable, in arrears, on the Non-use Fee Due Date through the Termination Date. Agent shall notify Borrower within three (3) Business Days of the last day of the calendar quarter of the amount of the Non-Use fee then due. Each payment of the Non-Use Fee, to the extent received by Agent, shall constitute payment by Borrower to each Co-Lender in the amount of such Co-Lender's Pro Rata Interest of the Non-Use Fee.

         (b) Intentionally Deleted.

         (c) Intentionally Deleted.

         (d) Intentionally Deleted.

         (e) Intentionally Deleted.

         (f) Intentionally Deleted.

         Section 1.02 Interest Rate Unascertainable, Increased Costs,
Illegality.

         (a) In the event that Agent has determined or, with respect to any Co-Lender, has been notified that (which determination or notice shall, absent manifest error, be final and conclusive and binding upon all parties hereto):

                  (i) on any date for determining the Eurodollar Rate for any Interest Period, that by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of the Eurodollar Rate; or

                  (ii) at any time, that the relevant Eurodollar Rate applicable to any of its Eurodollar Portions shall not represent the effective pricing to Lender or the Co-Lenders for funding or maintaining its Eurodollar Portions, or Lender and the Co-Lenders shall incur increased costs or reduction in the amounts received or receivable hereunder in respect of any Eurodollar Portion, in any such case because of (x) any change since the date of this Agreement in any applicable law or governmental rule, regulation, guideline, order, request or directive or any interpretation thereof and including the introduction of any new law or governmental rule, regulation, guideline, order, request or directive (such as, for example, but not limited to, a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D of the Federal Reserve Board to the extent included in the computation of the Eurodollar Rate), whether or not having the force of law and whether or not failure to comply therewith would be unlawful, and/or (y) other circumstances affecting Lender, any Co-Lender or the interbank Eurodollar market or the position of Lender or any Co-Lender in such market; or

                  (iii) at any time, that the making or continuance by it of any Eurodollar Portion has become unlawful in order for Lender or any Co-Lender, in good faith, to comply with any law or governmental rule, regulation, guideline, order, request or directive (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or has become impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, Agent shall, promptly after making such determination or receiving notice thereof from any Co-Lender, give notice by telephone promptly confirmed in writing to Borrower. Thereafter (x) in the case of clause (i) above, Borrower's right to request advances, conversions or continuations of Eurodollar Portions shall be suspended, and any Notice of Borrowing, or Notice of Conversion or Continuation given by Borrower with respect to any Borrowing of Eurodollar Portions which has not yet been made shall be deemed canceled and rescinded by Borrower, (y) in the case of clause
(ii) above, Borrower shall pay to Agent, upon such Agent's written demand therefor to Borrower, such additional amounts (in the form of an increased rate of interest, or a different method of calculating interest, or otherwise, as Agent and the affected Co-Lenders shall determine) as shall be required to compensate Lender and any Co-Lender for such increased costs or reduction in amounts received or receivable hereunder (it being understood and agreed by the parties hereto that in the event that Agent shall fail to notify Borrower promptly after such determination, then Borrower shall not be liable to pay to Agent any additional amounts relating to the period prior to Agent's notifying Borrower, and (z) in the case of clause (iii) above, Borrower shall take one of the actions specified in clause (b) below as promptly as possible and, in any event, within the time period required by law. The written demand provided for in clause (y) shall demonstrate in reasonable detail the circumstances giving rise to such demand and the calculation of the amounts demanded; provided that Borrower shall not be obligated to pay an amount in excess of the amount directly attributable to the Loan hereunder (it being understood and agreed that Agent shall not be required to deliver any documentation substantiating such amounts).

         (b) In the case of any Eurodollar Portion or requested Eurodollar Portion affected by the circumstances described in clause (a)(ii) above, Borrower may, and in the case of any Eurodollar Portion affected by the circumstances described in clause (a)(iii) above, Borrower shall, either (i) if any such Eurodollar Portion has not yet been made but is then the subject of a Notice of Borrowing or a Notice of Conversion or Continuation, be deemed to have canceled and rescinded such notice, or (ii) if any such Eurodollar Portion is then outstanding, require Agent to convert each such Eurodollar Portion into a Base Rate Portion at the end of the applicable Interest Period or such earlier time as may be required by law, in each case by giving Agent notice (by telephone promptly confirmed in writing) thereof within two (2) Business Days after Borrower was notified by Agent pursuant to clause (a) above.

         (c) In the event that Agent determines at any time following the giving of notice based on the conditions described in clause (a)(i) above that such conditions no longer exist, Agent shall promptly give notice thereof to Borrower, whereupon Borrower's right to request Eurodollar Portions from Agent and Lender's and any Co-Lender's obligation to make

Eurodollar Portions shall be automatically restored and until such time as Borrower has delivered a Notice of Conversion or Continuation, the entire Loan shall be deemed to be a Eurodollar Portion with an Interest Period of one month at a Contract Rate determined as of the date that Eurodollar Portions are again available to Borrower.

         (d) In the event that Agent determines at any time following its giving of a notice based on the conditions described in clause (a)(iii) above that such conditions no longer exist, Agent shall promptly give notice thereof to Borrower, whereupon Borrower's right to request Eurodollar Portions from Agent and Lender's and any Co-Lender's obligation to make Eurodollar Portions shall be automatically restored and until such time as Borrower has delivered a Notice of Conversion or Continuation, the entire Loan shall be deemed to be a Eurodollar Portion with an Interest Period of one month at a Contract Rate determined as of the date that Eurodollar Portions are again available to Borrower.

         (e) The amount of any increased costs or reductions in amounts referred to in Section 2.16(a)(ii) with respect to Lender and each Co-Lender shall be based on the assumption that Lender and any Co-Lender funded all of its Eurodollar Portions in the interbank Eurodollar market, although the parties hereto agree that Lender or Co-Lender may fund all or any portion of a Eurodollar Portion, in any manner it independently determines. For purposes of any demand for payment made by Agent under Sections 2.16(a)(ii) or 2.18, in attributing Lender's or any Co-Lender's general costs relating to eurocurrency operations or its commitments or customers, or in averaging any costs over a period of time, Agent and the affected Co-Lender may use any reasonable attribution and/or averaging method which it deems appropriate, reasonable and practical. The agreements in this Section 2.16 shall survive the termination of this Agreement and the payment of the Note and all other Obligations.

         Section 2.17 Funding Losses. Borrower shall compensate Lender and the Co-Lenders for all reasonable losses, expenses and liabilities, to the extent actually incurred (including, without limitation, any loss, expense or liability incurred by Lender or any Co-Lender in connection with the liquidation or reemployment of deposits or funds required by it to make or carry its Eurodollar Portions), excluding loss of anticipated profits ("Funding Costs"), that Lender or any Co-Lender sustains: (a) if for any reason (other than a default by Agent or any Co-Lender) a Borrowing of, or conversion from or into, or a continuation of, Eurodollar Portions does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion or Continuation (whether or not rescinded, canceled or withdrawn or deemed rescinded, canceled or withdrawn, pursuant to
Section 2.16(a) or 2.16(b) or otherwise), (b) if any prepayment (whether voluntary or mandatory), repayment (including, without limitation, payment after acceleration) or conversion of any of its Eurodollar Portions occurs on a date which is not the last day of the Interest Period applicable thereto, (c) if any prepayment of any of its Eurodollar Portions is not made on any date specified in a notice of prepayment given by Borrower, or (d) as a consequence of any default by Borrower in repaying its Eurodollar Portions or any other amounts owing hereunder in respect of its Eurodollar Portions when required by the terms of this Agreement. Borrower shall pay such Funding Costs on the date specified for conversion or continuation of any Eurodollar Portion, the date of prepayment or repayment of any Eurodollar Portion under clause (b) or (c) above, or within five (5) Business Days of written demand therefor by Agent with respect to clause (d) above. Calculation of all amounts payable to Agent under this Section
2.17 shall be made on the assumption that Lender and each Co-Lender has funded its relevant Eurodollar Portion through (i) the purchase of a Eurodollar deposit bearing interest at the Eurodollar Rate in an amount equal to the amount of such Eurodollar Portion with a maturity equivalent to the Interest Period applicable to such Eurodollar Portion, and (ii) the transfer of such Eurodollar deposit from an offshore office of Lender or any Co-Lender to a domestic office of Lender and the Co-Lenders in the United States of America, provided that Lender and the Co-Lenders may fund their Eurodollar Portions in any manner that they in their sole discretion choose and the foregoing assumption shall only be made in order to calculate amounts payable under this Section 2.17. Agent shall provide Borrower with a statement detailing the basis for requesting such amounts and the calculation thereof, and such statement shall, absent manifest error, be final and conclusive and binding upon Borrower and all Loan Parties). The agreements in this Section 2.17 shall survive the termination of this Agreement and the payment of the Note and all other Obligations.

         Section 2.18 Increased Capital. With respect to each Eurodollar Portion, if Agent shall have determined (or received notice from any Co-Lender of its determination that) in good faith, that compliance with any applicable law, rule, regulation, guideline, request or directive (whether or not having the force of law) which shall be imposed, issued or amended from and after the date of this Agreement by any governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital or assets of Lender or any Co-Lender as a consequence of its commitments or obligations hereunder, then from time to time, upon Agent's delivering a written demand therefor to Borrower, setting forth its reasonable calculations, Borrower shall pay to Agent on demand such additional amount or amounts ("Increased Capital Costs") as will compensate Lender and any Co-Lender for such reduction. Such calculations may use any reasonable averaging and attribution methods selected by Agent and the affected Co-Lenders. The agreements in this
Section 2.18 shall survive the termination of this Agreement and the payment of the Note and all other Obligations.

         Section 2.19 Taxes. (a) (a) All payments made by Borrower under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority excluding, in the case of Agent or any Co-Lender, net income and franchise taxes imposed on Agent or any Co-Lender by the jurisdiction under the laws of which Agent or any Co-Lender is organized or any political subdivision or taxing authority thereof or therein, or by any jurisdiction in which Agent's or Co-Lender's Domestic Lending Office or Eurodollar Lending Office, as the case may be, is located or any political subdivision or taxing authority thereof or therein (all such non-excluded taxes, levies, imposts, deductions, charges or withholdings being hereinafter called "Taxes").

         (b) Notwithstanding anything to the contrary herein, if at any time or from time to time Taxes are required to be deducted or withheld from the payments required to be made to Lender or any Co-Lender hereunder solely by reason of a Change in Law after the date hereof (other than as a result of any transfer or assignment of any of the obligations of Borrower hereunder), all payment required to be made by Borrower hereunder (including any additional amounts that may be payable pursuant to this clause (b) shall be increased to the extent required so that the net amount received by Lender or any Co-Lender after the deduction or withholding of Taxes imposed solely by reason of a Change in Law after the date hereof will be not less than the full amount that would otherwise have been receivable had no such deduction or withholding been imposed by reason of such Change in Law. In the event that this clause (b) shall be operative, Borrower shall promptly provide to Agent evidence of payment of such Taxes to the appropriate taxing authority and shall promptly forward to Agent any official tax receipts or other documentation with respect to the payment of the Taxes as may be issued by the taxing authority. If Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to Agent the required receipts or other required documentary evidence, Borrower shall indemnify Agent and any Co-Lender for any incremental taxes, interest or penalties that may become payable by Lender or Co-Lender as a result of any such failure. The agreements in this Section 2.19 shall survive the termination of this Agreement and the payment of the Note and all other Obligations.

         (c) For purposes of this Section 2.19 the term "Change in Law" shall mean the following events: (i) the enactment of any legislation by the United States, including the enactment, amendment or modification of a treaty; (ii) the lapse, by its terms, of any law of the United States or any treaty to which the United States is a party; or (iii) the promulgation of any temporary or final regulation under the Code.

         (d) Each Co-Lender that is not incorporated under the laws of the United States of America or a state thereof agrees that, prior to the first date on which any payment is due to it hereunder, it will deliver to Borrower and Agent (i) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or successor applicable form, as the case may be, certifying in each case that such Co-Lender is entitled to receive payments under this Agreement and the Note payable to it, without deduction or withholding of any United States federal income taxes, and (ii) an Internal Revenue Service Form W-8 or W-9 or successor applicable form, as the case may be, to establish an exemption from United States backup withholding tax. Each Co-Lender required to deliver to Borrower and Agent a Form 1001 or 4224 and Form W-8 or W-9 pursuant to the preceding sentence further undertakes to deliver to Borrower and Agent two further copies of the said letter and Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms, or other manner of certification, as the case may be, on or before the date that any such letter or form expires (which, in the case of the Form 4224, is the last day of each U.S. taxable year of the non-U.S. Co-Lender) or becomes obsolete or after the occurrence of any event requiring a change in the most recent letter and form previously delivered by it to Borrower and Agent, and such other extensions or renewals thereof as may reasonably be requested by Borrower or Agent, certifying in the case of a Form 1001 or 4224 that such Co-Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Co-Lender from duly completing and delivering any such letter or form with respect to it and such Co-Lender advises Borrower and Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax, and in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax. If a Co-Lender fails to provide a duly completed Form 1001 or 4224 or other applicable form and, under applicable law, in order to avoid liability for Taxes, Borrower is required to withhold on payments made to such Co-Lender that has failed to provide the applicable form, Borrower shall be entitled to withhold the appropriate amount of Taxes. In such event, Borrower shall promptly provide to such Co-Lender or Agent evidence of payment of such Taxes to the appropriate taxing authority and shall promptly forward to such Co-Lender or Agent any official tax receipts or other documentation with respect to the payment of the Taxes as may be issued by the taxing authority.

         Section 2.20 Use of Proceeds and Limitations on Advances.

         (a) Borrower shall use the proceeds of the Loan solely to provide short-term financing for (i) working capital in an amount not exceed $10,000,000 and (ii) the acquisition of Permitted New Investments (excluding Permitted Stock Repurchases).

         (b) The aggregate amount of any single Advance made hereunder shall not exceed with respect to an acquisition by Borrower or any Loan Party of an Asset, an amount equal to the acquisition cost of such Asset (including acquisition cost of planned FF&E), as verified by Borrower to the satisfaction of Agent, less the amount of any mortgage indebtedness secured by such Asset that will remain outstanding following such acquisition.

         Section 2.21 Intentionally Deleted.

         Section 2.22 Intentionally Deleted.

         Section 2.23 Intentionally Deleted.

         Section 2.24 Decision Making by Agent. Borrower acknowledges and agrees that all approvals, consents, requests, calculations, determinations, decisions, waivers, amendments and modifications that Agent is entitled to make under this Agreement are subject to the approval or consent of some or all of the Co-Lenders pursuant to the terms and conditions of the Intercreditor Agreement, whether or not such approval or consent is expressly stated herein or otherwise.

         Section 2.25 Intentionally Deleted.

         Section 2.26 Pro Rata Interests. The Pro Rata Interest of each Co-Lender is set forth on Schedule 11. The liabilities of each of the Co-Lenders are several and not joint, and each Co-Lender's obligations to Borrower under this Agreement shall be reduced by the amount of any Assignment and Assumption. No Co-Lender shall be responsible for the obligations of any other Co-Lender. Each Co-Lender shall be liable to Borrower only for their respective proportionate shares of the Loan. If for any reason any of the Co-Lenders shall fail or refuse to abide by their obligations under this Agreement, the other Co-Lenders shall not be relieved of their obligations, if any, hereunder, including their obligations to make their pro rata share of any Advance on the date set forth for such Advance in the Notice of Borrowing; notwithstanding the foregoing, the Co-Lenders shall have the right, but not the obligation, at their sole option, to make the defaulting Co-Lender's pro rata share of such Advance pursuant to the terms of the Intercreditor Agreement.

         Section 2.27 Extension of Maturity Date. Provided no Event of Default has occurred and is continuing at the time of exercise or the commencement of the Extension Period, Borrower shall have one (1) option to extend the Maturity Date with respect to the Facility for an additional period of one (1) year (an "Extension Period"), such extended term to begin respectively upon the Maturity Date. If Borrower shall elect to exercise the aforesaid option, it shall do so by giving written notice to the Agent on or prior to the date that is ninety (90) days prior to the Maturity Date (the "Notice"). Upon receipt by the Agent of such Notice, the Maturity Date shall be extended, but only upon the following terms and conditions:

                  (i) On the first day of the Extension Period, Borrower shall pay to the Agent on behalf of the Co-Lenders an extension fee equal to 0.25% of the aggregate amount of the Co-Lender's Commitments hereunder as of the original Maturity Date;

                  (ii) No Event of Default shall have occurred and be continuing;

                  (iii) If the Borrower is obligated to pay any Advances, the Borrower shall have repaid such Advances;

                  (iv) The representations and warranties contained in Article 4 hereof remain true and correct as of the original Maturity Date or as of the first day of the Extension Period; and

                  (v) Subject to Section 2.12 hereof, if the aggregate amount of the Co-Lenders' Commitments have not already been so reduced, then on the following dates the aggregate amount of the Co-Lenders' Commitments shall be reduced to the following respective amounts with each Co-Lender's Commitment being reduced in accordance with such Co-Lender's Pro-Rata Interest of the aggregate Commitment reduction:

                             Date                             Aggregate Co-Lenders' Commitments
          ---------------------------------------             ---------------------------------
          original Maturity Date (August 1, 2003)                          $35,000,000
          November 1, 2003                                                 $34,500,000
          February 1, 2004                                                 $34,000,000
          May 1, 2004                                                      $33,500,000

         Section 2.28 Intentionally Deleted.

         SECTION 3. CONDITIONS PRECEDENT.

         Section 3.01 Conditions Precedent to the Initial Advance. The obligation of Lender and each Co-Lender to make the initial Advance of the Loan (or its pro rata share thereof) on the Closing Date is subject to the satisfaction by Borrower on the Closing Date of the following conditions precedent:

         (a) Loan Documents.

                  (i) Line of Credit Agreement. Borrower shall have executed and delivered this Agreement to the Agent.

                  (ii) The Note. Borrower shall have executed and delivered to the Agent, individually as a Co-Lender and as Agent for one or more Co-Lenders, the Note in the amount, maturity and as otherwise provided herein.

                  (iii) The Security Documents. The Security Documents, including, without limitation, the Owned Hospitality Property Security Documents relating to the Owned Hospitalities Properties, to the extent applicable, shall have been executed by the Borrower and the other Guarantors granting to the Agent for the benefit of the Co-Lenders an Acceptable Lien in the Collateral, together with stock certificates, stock powers executed in blank, UCC-1 financing statements and any other documents, agreements or instruments necessary or desirable to create an Acceptable Lien in the Collateral (as of the Closing Date, there are no Owned Hospitality Property Security Documents).

                  (iv) Intentionally Deleted.

                  (v) Environmental Indemnity. Borrower and the Guarantors shall have executed and delivered to the Agent, individually as a Co-Lender and as Agent for one or more Co-Lenders, the Environmental Indemnity.

                  (vi) Intentionally Deleted.

                  (vii) Guaranty. The Guarantors shall have executed and delivered the Guaranty to the Syndication Agent.

                  (viii) Intentionally Deleted.

                  (ix) Intentionally Deleted.

                  (x) Ground Leases. If the Borrower or any other Loan Party owns a leasehold estate in an Owned Hospitality Property, (A) a certified copy of the Ground Lease for such Owned Hospitality Property, together with all amendments and modifications thereto and a recorded memorandum thereof, which Ground Lease shall be satisfactory in all respects to Agent and all of the Co-Lenders in their sole discretion and (B) a Ground Lease Estoppel substantially in the form of Exhibit L, to be executed by the fee owner and ground lessor of such Owned Hospitality Property, which estoppel shall be satisfactory to Agent and all of the Co-Lenders in their sole discretion.

                  (xi) Intentionally Deleted.

                  (xii) Intentionally Deleted.

                  (xiii) Intentionally Deleted.

         (b) Opinions of Counsel. The Agent shall have received legal opinions, dated the Closing Date, from counsel to Borrower and the Guarantors, in form and substance satisfactory to the Agent and all of the Co-Lenders and its counsel, that, among other things: (i) this Agreement and the Loan Documents have been duly authorized, executed and delivered by Borrower and the Guarantors and are valid and enforceable in accordance with their terms, subject to bankruptcy and equitable principles; (ii) that Borrower and the Guarantors are qualified to do business and in good standing under the laws of the jurisdiction in which it is organized, in which it is transacting business and where the Hospitality Properties owned, leased or managed by Borrower or its Guarantors are located; and (iii) the Loan does not violate any usury laws. Notwithstanding the foregoing, Borrower shall not be required to deliver to Agent the legal opinions referred to in (i) and (ii) above with respect to CRS/Burlington Corporation, a Guarantor.

         (c) Organizational Documents. The Agent shall have received (i) with respect to Borrower and each of the Guarantors which is a corporation, the certificate of incorporation of Borrower and such Loan Party, as amended, modified or supplemented to the Closing Date, certified to be true, correct and complete by the appropriate Secretary of State as of a date not more than thirty
(30) days prior to the Closing Date, together with a good standing certificate from such Secretary of State and a good standing certificate from the Secretaries of State (or the equivalent thereof) of each other State in which each Hospitality Property owned, leased or managed by Borrower or any Guarantor is located and in which each of them is required to be qualified to transact business, each to be dated a date not more than thirty (30) days prior to the Closing Date (or each subject to a "bringdown" certificate, acceptable to Agent, dated a date not more than thirty (30) days prior to the Closing Date), (ii) with respect to Borrower and each of the Guarantors which is a limited partnership, the agreement of limited partnership of such Person, as amended, modified or supplemented to the Closing Date, certified to be true, correct and complete by a general partner of such Person, together with a copy of the certificate of limited partnership of such entity, as amended, modified or supplemented to the Closing Date, certified to be true, correct and complete by the appropriate Secretary of State as of a date not more than thirty (30) days prior to the Closing Date, together with a good standing certificate from such Secretary of State and a good standing certificate from the Secretary of State (or the equivalent thereof) of each other State in which each such Person is required to be qualified to transact business, each to be dated not more than thirty (30) days prior to the Closing Date (or each subject to a "bringdown" certificate, acceptable to Agent, dated a date not more than thirty (30) days prior to the Closing Date), (iii) with respect to Borrower and each of the Guarantors which is a general partnership, the agreement of general partnership of Borrower and such Loan Party, as amended, modified or supplemented to the Closing Date, certified to be true, complete and correct by a general partner of Borrower and such Loan Party, together with a copy of Borrower's and of such Loan Party's doing business certificate (or the equivalent thereof), as amended, modified or supplemented to the Closing Date, certified to be true, correct and complete by the appropriate Secretary of State (or County Clerk's or Recorder's Office, as the case may be) as of a date not more than thirty (30) days prior to the Closing Date, in each case reasonably satisfactory to the Agent and all of the Co-Lenders and (iv) with respect to Borrower and each of the Guarantors which is a limited liability company, the operating agreement of such Person, as amended, modified or supplemented to the Closing Date, certified to be true, correct and complete by a managing member of such Person, together with a copy of the articles of formation or organization of such entity, as amended, modified or supplemented to the Closing Date certified to be true, correct and complete by the appropriate Secretary of State as of a date not more than thirty
(30) days prior to the Closing Date, together with a good standing certificate from such Secretary of State and a good standing certificate from the Secretary of State (or the equivalent thereof) of each other State in which each such Person is required to be qualified to transact business, each to be dated not more than thirty (30) days prior to the Closing (or each subject to a "bringdown" certificate, acceptable to Agent, dated a date not more than thirty
(30) days prior to the Closing Date).

         (d) Certified Resolutions, etc. The Agent shall have received a certificate of the secretary or assistant secretary of Borrower and each of the Loan Parties which is a corporation and dated the Closing Date, certifying (i) the names and true signatures of the incumbent officers of such Person authorized to sign the applicable Loan Documents, (ii) the by-laws of such Person as in effect on the Closing Date, (iii) the resolutions of such Person's board of directors approving and authorizing the execution, delivery and performance of all Loan Documents executed by such Person, and (iv) that there have been no changes in the certificate of incorporation of such Person since the date of the most recent certification thereof by the appropriate Secretary of State.

         (e) Intentionally Deleted.

         (f) Insurance. The Agent shall have received certificates of insurance demonstrating insurance coverage in respect of each of the Hospitality Properties owned, leased and managed by Borrower and its Subsidiaries for which such insurance coverage is provided by the Borrower's insurance program in compliance with the terms, provisions and conditions of Section 5.03.

         (g) Lien Search Reports. The Agent shall have received satisfactory (i.e., showing no Liens other than Permitted Liens) UCC searches, together with tax lien, judgment and litigation searches conducted in the appropriate jurisdictions by a search firm acceptable to the Agent and all of the Co-Lenders with respect to the Owned Hospitality Properties, Borrower and each of the Guarantors (collectively, the "UCC Searches").

         (h) Intentionally Deleted.

         (i) Intentionally Deleted.

         (j) Title Insurance Policies; Surveys. To the extent that the Borrower or any of its Subsidiaries is providing a mortgage/deed of trust/deed to secure debt in respect of any Owned Hospitality Property in accordance with this Agreement, the Agent shall have received Title Policies issued by a title insurance company satisfactory to the Agent and all of the Co-Lenders, in form and substance satisfactory to the Agent and all of the Co-Lenders, insuring the Borrower's or the appropriate Guarantor's good and marketable fee simple or leasehold title to any Owned Hospitality Property, together with a title "bring down" or lien search showing no liens or encumbrances other than Permitted Liens on any Owned Hospitality Properties and (ii) a recent survey with respect to any of the Owned Hospitality Properties certified to Agent, its successors and assigns, dated within 60 days prior to the Closing Date prepared by a land surveyor licensed in each of the states where any Owned Hospitality Properties are located pursuant to the then current ALTA/ACSM standards for title surveys and otherwise reasonably satisfactory to the Agent.

         (k) Financial Statements. The Agent shall have received the (i) consolidated audited financial statements of Borrower and their Subsidiaries for the most recently ended fiscal year of Borrower and their Subsidiaries and the unaudited consolidated financial statements of Borrower and their Subsidiaries for each fiscal quarter of Borrower and their Subsidiaries ending since the end of such entity's most recent fiscal year, (ii) for each Hospitality Property leased or managed by Borrower or its Subsidiary, the annual worksheet for the calculation of management base and incentive fees for Borrower's most recent fiscal year and to the extent available, the operating and capital budget approved by Borrower or the appropriate Loan Party for the current fiscal year, and (iii) for each Hospitality Property owned by Borrower or its Subsidiaries, annual operating statements and occupancy statements for Borrower's most recent fiscal year together with the current year to date operating statements and occupancy statements and the operating and capital budget approval by Borrower or the appropriate Loan Party. Such financial statements and worksheets shall be reasonably acceptable to the Agent and all of the Co-Lenders in their sole discretion, and each such statement and worksheet shall be certified by a Responsible Officer of Borrower that, as of the Closing Date, there has been no material adverse change in the financial condition of any Owned Hospitality Property or Borrower or the respective Loan Parties since the date thereof.

         (l) Environmental Matters. The Agent shall have received Environmental Reports with respect to each of the Owned Hospitality Properties each of which shall be in form and substance reasonably satisfactory to the Agent and all of the Co-Lenders.

         (m) Fees and Operating Expenses. The Agent shall have received, for its and the Co-Lenders' account as applicable, all Transaction Costs, the Facility Fee, the Fees and other fees and expenses due and payable hereunder on or before the Closing Date, including, without limitation, the costs of all engineering, environmental and real property appraisal reports required to be delivered hereunder, and the fees and expenses accrued through the Closing Date, of counsel retained by the Agent and the Co-Lenders.

         (n) Consents, Licenses, Approvals, etc. The Agent shall have received certified copies of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by Borrower and the other Loan Parties, and the validity and enforceability, of the Loan Documents, or in connection with any of the Transactions, and such consents, licenses and approvals shall be in full force and effect.

         (o) Appraisals. To the extent that the Borrower or any of its Subsidiaries is providing a mortgage/deed of trust/deed to secure debt in respect of any Owned Hospitality Property in accordance with the terms of this Agreement, the Agent shall have received Appraisals acceptable to the Agent and all of the Co-Lenders with respect to any of the Owned Hospitality Properties dated within six (6) months prior to delivery.

         (p) Engineering Reports. To the extent that the Borrower or any of its Subsidiaries is providing a mortgage/deed of trust/deed to secured debt in respect of any Owned Hospitality Property in accordance with the terms of this Agreement, the Agent shall have received engineering reports dated within six
(6) months prior to the Closing Date and in form and substance satisfactory to Agent and all of the Co-Lenders with respect to any of the Owned Hospitality Properties; such engineering reports shall be prepared in accordance with the Agent's then current guidelines for property inspection reports by licensed engineers acceptable to Agent and all of the Co-Lenders, and such report should state, among other things, that each Owned Hospitality Property is in good condition and repair, free from damage and waste (reasonable wear and tear excepted) and is in material compliance with the Americans with Disabilities Act (the "Engineering Reports").

         (q) Zoning Compliance. To the extent that the Borrower or any of its Subsidiaries is providing a mortgage/deed of trust/deed to secure debt in respect of any Owned Hospitality Property in accordance with the terms of this Agreement, the Agent shall have received evidence reasonably satisfactory to the Agent and all of the Co-Lenders to the effect that each of the Owned Hospitality Properties and the use thereof are in substantial compliance with the applicable zoning, subdivision, and all other applicable federal, state or local laws and ordinances affecting each of the Owned Hospitality Properties, and that all building and operating licenses and permits necessary for the use and occupancy of each of the Owned Hospitality Properties as first class hotels including, but not limited to, current certificates of occupancy, if available, have been obtained and are in full force and effect.

         (r) Leases. To the extent that the Borrower or any of its Subsidiaries is providing a mortgage in respect of any Owned Hospitality Property in accordance with the terms of this Agreement, the Agent shall have received certified copies of all Leases with respect to each of the Owned Hospitality Properties which shall be reasonably satisfactory to the Agent and all of the Co-Lenders.

         (s) Intentionally Deleted

         (t) Intentionally Deleted.

         (u) Representations and Warranties. The Agent shall have received a certification by Borrower certifying that all of the representations and warranties contained in this Agreement, the Security Instruments and the other Loan Documents are true and correct with respect to each of the Hospitality Properties, owned, leased or managed by Borrower or its Subsidiaries, Borrower and each Loan Party, and that there is no Default or Event of Default hereunder.

         (v) Certification as to Covenants. The Agent shall have received a certificate of a Responsible Officer of Borrower together with other evidence satisfactory to the Agent and all of the Co-Lenders, which shall include the financial covenant calculations, that as of the Closing Date, the covenants set forth in Sections 5.33 to 5.41 hereof are satisfied and that, as of the Closing Date and after giving effect to the Transaction to be consummated thereon, there is no Default or Event of Default hereunder.

         (w) Certification as to Applicable Laws. The Agent shall have received such evidence as the Agent and all of the Co-Lenders shall deem reasonably necessary to establish (including, without limitation, a certificate of Borrower) that each Owned Hospitality Property is in material compliance with all Applicable Laws as of the Closing Date.

         (x) Existing Participating Leases. The Agent shall have received certified copies of all Existing Participating Leases which shall be reasonably satisfactory to the Agent and all of the Co-Lenders.

         (y) Existing Management Agreements. The Agent shall have received certified copies of all Existing Management Agreements which shall be reasonably satisfactory to Agent and all of the Co-Lenders.

         (z) Additional Matters. The Agent shall have received such other certificates, opinions, documents and instruments relating to the Transactions as may have been reasonably requested by the Agent and any of the Co-Lenders, and all corporate and other proceedings and all other documents (including, without limitation, all documents referred to herein and not appearing as exhibits hereto) and all legal matters in connection with the Transactions shall be satisfactory in form and substance to the Agent and all of the Co-Lenders.

         Section 3.02 Conditions Precedent to All Advances of the Loan. The obligation of Lender and each Co-Lender to make any Advance under the Loan (including the initial Advance made on or after the Closing Date) (or its pro rata share thereof) is subject to the satisfaction on the date such Advance is made of the following conditions precedent:

         (a) Representations and Warranties. The representations and warranties contained herein and in the other Loan Documents (other than representations and warranties which expressly speak only as of a different date) shall be true and correct in all material respects on such date both before and after giving effect to the making of such Advance.

         (b) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on such date either before or after giving effect to the making of such Advance and Borrower shall be in compliance with the covenants set forth in Sections 5.33 to 5.41.

         (c) No Injunction. No law or regulation shall have been adopted, no order, judgment or decree of any governmental authority shall have been issued, and no litigation shall be pending or threatened, which in the good faith judgment of Agent would enjoin, prohibit or restrain, or impose or result in the imposition of any material adverse condition upon, the making of the Advances or Borrower's or any Guarantor's obligation to pay (or Agent or any Co-Lender's rights to receive payment) of the Loan and the other Obligations or the consummation of the Transactions.

         (d) No Material Adverse Change. No event, act or condition shall have occurred after the Closing Date which, in the judgment of Agent and the Majority Co-Lenders has had or could have a Material Adverse Effect.

         (e) Notice of Borrowing. Agent shall have received a fully executed Notice of Borrowing or Notice of Conversion or Continuation, as the case may be, in respect of the Advance to be made on such date.

         (f) No Litigation. Except for matters identified on Schedule 5 (as the same may be amended or supplemented), no actions, suits or proceedings shall be pending or threatened with respect to the Transactions or the Loan Documents, Borrower or any of the other Loan Parties, or with respect to the Hospitality Properties owned, leased or managed by Borrower or its Subsidiaries, that could, individually or in the aggregate, result in a Material Adverse Effect and matters identified on Schedule 5, individually or in the aggregate, do not result in a Material Adverse Effect.

         (g) Title Insurance Searches. Agent or any Co-Lender may elect, in its reasonable discretion, to perform or have performed Title Searches with respect to some or all of the Owned Hospitality Properties on an annual basis at Borrower's sole cost and expense. The results of all such Title Searches shall be satisfactory to Agent in its sole discretion.

         (h) UCC Searches. Agent shall have received satisfactory (i.e., showing no Liens other than Permitted Liens) UCC searches, together with tax lien, judgment and litigation searches conducted in the appropriate jurisdictions and as requested by Agent performed by a search firm acceptable to Agent with respect to the Owned Hospitality Properties, Borrower and each of the Guarantors.

         (i) Insurance. The certificates of insurance delivered to Agent in accordance with Section 3.01 (i) hereof shall name Agent as additional insured and loss payee with respect to Owned Hospitality Properties (other than the Pittsburgh Airport Residence Inn, Pittsburgh, Pennsylvania).

         (j) Additional Matters. Agent shall have received such other certificates, opinions, documents and instruments relating to the Transactions as may have been reasonably requested by any of the Co-Lenders and all corporate and other proceedings and all other documents (including, without limitation, all documents referred to herein and not appearing as exhibits hereto) and all legal matters in connection with the Transactions shall be satisfactory in form and substance to Agent and the Majority Co-Lenders.

         Section 3.03 Acceptance of Borrowings. The acceptance by Borrower of the proceeds of each Advance shall constitute a representation and warranty by Borrower to Agent and the Co-Lenders that all of the conditions required to be satisfied under this Section 3 in connection with the making of such Advance and all of the terms and provisions of this Agreement have been satisfied.

         Section 3.04 Sufficient Counterparts. All certificates, agreements, legal opinions and other documents and papers referred to in this Section 3, unless otherwise specified, shall be delivered to Agent and shall be satisfactory in form and substance to Agent and all of the Co-Lenders in their sole discretion (unless the form thereof is prescribed herein) and Borrower shall deliver sufficient counterparts of all such materials for distribution to Agent and each Co-Lender.

         SECTION 4. REPRESENTATIONS AND WARRANTIES.

         In order to induce Agent, Lender and the Co-Lender to enter into this Agreement and to make the Loan, Borrower and the other Loan Parties make the following representations and warranties, which shall survive the execution and delivery of this Agreement and the Note and the making of the Loan and each
Advance:

         Section 4.01 Organizational Status. Each of Borrower and the other Loan Parties (a) is a duly organized and validly existing corporation or partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or formation, (b) has all requisite power and authority, to own its property and Assets (including the Hospitality Properties owned, leased or managed by Borrower or its Subsidiaries) and to transact the business in which it is engaged or presently proposes to engage (including this Transaction) and (c) has duly qualified and is authorized to do business and is in good standing as a foreign corporation or foreign partnership, as the case may be, in every jurisdiction in which it owns, leases or manages real property (including the Hospitality Properties owned, leased or managed by Borrower or its Subsidiaries) or in which the nature of its business requires it to be so qualified.

         Section 4.02 Power and Authority. Each of Borrower and the other Loan Parties has the power and authority to execute, deliver and carry out the terms and provisions of each of the Loan Documents to which it is a party and has taken all necessary action, to authorize the execution, delivery and performance by it of such Loan Documents. Each of Borrower and the other Loan Parties has duly executed and delivered each such Loan Document, and each such Loan Document constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as enforcement may be limited by applicable insolvency, bankruptcy or other laws affecting creditors' rights generally, and by general principles of equity whether enforcement is sought in a proceeding in equity or at law.

         Section 4.03 No Violation. Neither the execution, delivery or performance by Borrower or any other Loan Party of the Loan Documents to which it is a party, nor the compliance by such Person with the terms and provisions thereof nor the consummation of the Transactions, (a) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, or (b) will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the Assets (including the Hospitality Properties owned, leased or managed by Borrower or its Subsidiaries) of Borrower or any of the other Loan Parties (or of any partnership of which such Person is a partner) pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which Borrower or any of the other Loan Parties (or of any partnership of which such Person is a partner) is a party or by which it or any of its Assets (including the Hospitality Properties owned, leased or managed by Borrower or its Subsidiaries) is bound or to which it may be subject, or (c) will, with respect to Borrower or any Loan Party which is a partnership, violate any provisions of the partnership agreement of such Person (or the partnership agreement of any partnership of which such Person is a partner), or (d) will, with respect to the Borrower or any of the Loan Parties which is a corporation, violate any provision of the Certificate of Incorporation or By-Laws of such Person.

         Section 4.04 Litigation. Except as set forth on Schedule 5, there are no actions, suits or proceedings, judicial, administrative or otherwise, pending or, to Borrower's actual knowledge, threatened with respect to any of the Transactions or Loan Documents, Borrower any of the other Loan Parties, or with respect to any Assets (including the Hospitality Properties owned, leased or managed by Borrower or its Subsidiaries or Unconsolidated Entities) that could, individually or in the aggregate, result in a Material Adverse Effect. All matters set forth on Schedule 5 do not, individually or in the aggregate, result in a Material Adverse Effect.

         Section 4.05 Financial Statements; Financial Condition; etc. The financial statements, worksheets, and operating statements, as applicable, delivered pursuant to Section 3.01(k) were prepared in accordance with GAAP consistently applied and fairly present the financial condition and the results of operations of Borrower and its Subsidiaries and their Assets (including Hospitality Properties owned, leased or managed by Borrower or its Subsidiaries, as applicable) covered thereby on the dates and for the periods covered thereby, except as disclosed in the notes thereto and, with respect to interim financial statements, worksheets and operating statements subject to normally recurring year-end adjustments. Neither the Borrower nor any of its Subsidiaries has any material liability (contingent or otherwise) not reflected in such financial statements worksheets, or operating statements or in the notes thereto. There has been no adverse change in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete or otherwise misleading or would affect Borrower's ability to perform its obligations under this Agreement.

         Section 4.06 Solvency. On the Closing Date and after and giving effect to the Transactions, Borrower and the Loan Parties will be Solvent.

         Section 4.07 Material Adverse Change. Since the date of the most recent audited financial statements delivered pursuant to Section 3.01(j), there has occurred no event, act or condition, and to Borrower's actual knowledge, there is no prospective event or condition which has had, or could have, a Material Adverse Effect.

         Section 4.08 Use of Proceeds; Margin Regulations. All proceeds of each Advance will be used by Borrower only in accordance with the provisions of
Section 2.20. No part of the proceeds of any Advance will be used by Borrower to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Advance nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulations T, U or X of the Federal Reserve Board.

         Section 4.09 Governmental Approvals. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required (or if required, has been obtained) to authorize, or is required in connection with (i) the execution, delivery and performance of any Loan Document or the consummation of any of the Transactions or (ii) the legality, validity, binding effect or enforceability of any Loan Document.

         Section 4.10 Intentionally Deleted.

         Section 4.11 Tax Returns and Payments. Borrower and the other Loan Parties have filed all tax returns required to be filed by them for which the filing date has passed and not been extended and has paid all taxes and assessments payable by such Persons which have become due, other than (a) those not yet delinquent or (b) those that are reserved against in accordance with GAAP which are being diligently contested in good faith by appropriate proceedings.

         Section 4.12 ERISA. Neither Borrower nor any of the other Loan Parties has any Employee Benefit Plans other than those listed on Schedule 6. No accumulated funding deficiency (as defined in Section 412 of the Code or Section 302 of ERISA) or Reportable Event has occurred with respect to any Plan. As of the Closing Date, the Unfunded Benefit Liabilities do not in the aggregate exceed $500,000. Borrower, the other Loan Parties and each member of their respective ERISA Controlled Groups have complied in all material respects with the requirements of ERISA and the Code and plan documents for each Employee Benefit Plan and Plans and are not in default (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan. Neither Borrower nor any of the other Loan Parties, nor any member of their respective ERISA Controlled Groups is subject to any present or potential withdrawal liability or annual withdrawal liability payments, which, individually or in the aggregate, could materially adversely affect any of such Persons. To the best knowledge of Borrower, the other Loan Parties and their respective ERISA Controlled Groups, no Multiemployer Plan is or is likely to be disqualified for tax purposes or in reorganization (within the meaning of Section 4241 of ERISA or Section 418 of the Code) or is insolvent (as defined in Section 4245 of ERISA). No material liability to the PBGC (other than required premium payments), the Internal Revenue Service, any Plan or any trust established under Title IV of ERISA has been, or is expected by Borrower, the other Loan Parties, or any member of their respective ERISA Controlled Groups to be, incurred by Borrower, the other Loan Parties, or any member of their respective ERISA Controlled Groups. Except as otherwise disclosed on
Schedule 6 hereto, none of Borrower, the other Loan Parties, nor, any member of their respective ERISA Controlled Groups has any contingent liability with respect to any post-retirement benefit under any "welfare plan" (as defined in Section 3(1) of ERISA), other than liability for continuation coverage under
Part 6 of Section B of Title I of ERISA. No lien under Section 412(n) of the Code or 302(j) of ERISA or requirement to provide security under Section 401(a)(29) of the Code or Section 307 of ERISA has been or is reasonably expected by Borrower, the other Loan Parties, or any member of their respective ERISA Controlled Groups to be imposed on the assets of Borrower, the other Loan Parties, or any member of their respective ERISA Controlled Groups. Neither Borrower nor any other Loan Party is a party to any collective bargaining agreement. Except as set forth in Schedule 6, neither Borrower nor any Loan Party nor any of their ERISA Controlled Groups has engaged in any transaction prohibited by Section 408 of ERISA or Section 4975 of the Code. As of the Closing Date and throughout the term of the Loan, neither Borrower nor any other Loan Party is or will be an "employee benefit plan" as defined in Section 3(32) of ERISA, which is subject to Title I of ERISA, and none of the assets of Borrower or any other Loan Party will constitute "plan assets" of one or more such plans for purposes of Title I of ERISA. As of the Closing Date and throughout the term of the Loan, neither Borrower nor any other Loan Party is or will be a "governmental plan" within the meaning of Section 3(3) of ERISA and neither Borrower nor any other Loan Party will be subject to state statutes applicable to Borrower or such Loan Party regulating investments and fiduciary obligations, of Borrower or any Loan Party with respect to governmental plans.

         Section 4.13 Closing Date Transactions. On the Closing Date and immediately prior to the making of the initial Advance hereunder, the Transactions (other than the making of the Loan) intended to be consummated on the Closing Date will have been consummated in accordance with the terms of the relevant Loan Documents and in accordance with all Applicable Laws. All consents and approvals of, and filings and registrations with, and all other actions by, any Person required in order to make or consummate such Transactions have been obtained, given, filed or taken and are or will be in full force and effect.

         Section 4.14 Representations and Warranties in Loan Documents. All representations and warranties made by Borrower or any other Loan Party in the Loan Documents are true and correct in all material respects.

         Section 4.15 True and Complete Disclosure. All factual information (taken as a whole) furnished by or on behalf of Borrower or any other Loan Party in writing to Agent and/or the Syndication Agent on or prior to the Closing Date, for purposes of or in connection with this Agreement or any of the Transactions (the "Furnished Information") is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of Borrower or any other Loan Party in writing to Agent and/or the Syndication Agent will be, true, accurate and complete in all material respects and will not omit any material fact necessary to make such information (taken as a whole) not misleading on the date as of which such information is dated or furnished. As of the Closing Date, there are no facts, events or conditions directly and specifically affecting Borrower or any other Loan Party known to Borrower or any other Loan Party and not disclosed to Agent and the Syndication Agent, in the Furnished Information, in the Schedules attached hereto or in the other Loan Documents, which, individually or in the aggregate, have or could be expected to have a Material Adverse Effect.

         Section 4.16 Ownership of Assets; Existing Security Instruments. Borrower and its Subsidiaries have good title to all their Assets (including without limitation, good and marketable fee simple or leasehold title in all of the Owned Hospitality Properties), subject to no Lien of any kind except for Permitted Liens. As of the date of this Agreement, there are no options or other rights to acquire any of the Assets of Borrower or its Subsidiaries (included without limitation, the Owned Hospitality Properties and Permitted Property Agreements) that run in favor of any Person (other than Interstate Hotels, LLC's right to redeem from affiliates of Wyndham International, Inc. their aggregate 50% interest in Interstate Hotels, LLC pursuant to that certain Conversion and Redemption Agreement dated August 31, 2000) and there are no mortgages, deeds of trust, indentures, debt instruments or other agreements creating a Lien against any Asset of Borrower or its Subsidiaries (including without limitation, the Owned Hospitality Properties and the Permitted Property Agreements) other than Permitted Liens.

         Section 4.17 No Default. No Default or Event of Default exists under or with respect to any Loan Document. Neither Borrower, any Loan Party or any of their respective Subsidiaries is in default in any material respect beyond any applicable grace period under or with respect to any other material agreement, instrument or undertaking to which it is a party or by which it or any of its properties or assets is bound in any respect, the existence of which default could result in a Material Adverse Effect.

         Section 4.18 Licenses, etc. Borrower or the applicable Loan Party has obtained or has caused the owner of the applicable Hospitality Property to obtain and holds in full force and effect, all material franchises, trademarks, tradenames, copyrights, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals which are necessary for the operation of the Hospitality Properties owned, leased or managed by Borrower or its Subsidiaries and their respective businesses as presently conducted.

         Section 4.19 Compliance With Law. Borrower and each Loan Party is in compliance with all Applicable Laws and other laws, rules, regulations, orders, judgments, writs and decrees, noncompliance with which could result in a Material Adverse Effect.

         Section 4.20 Brokers. Borrower, each Loan Party, Agent and each Co-Lender hereby represent and warrant that no brokers or finders were used in connection with procuring the financing contemplated hereby and Borrower hereby agree to indemnify and save Agent and each Co-Lender harmless from and against any and all liabilities, losses, costs and expenses (including attorneys' fees or court costs) suffered or incurred by Agent or any Co-Lender as a result of any claim or assertion by any party claiming by, through or under Borrower or any Loan Party, that it is entitled to compensation in connection with the financing contemplated hereby and Agent and each Co-Lender hereby agrees to indemnify and save Borrower harmless from and against any and all liabilities, losses, costs and expenses (including attorneys' fees or court costs) suffered or incurred by Borrower as a result of any claim or assertion by any party claiming by, through or under Agent or any Co-Lender that it is entitled to compensation in connection with the financing contemplated hereby.

         Section 4.21 Judgments. There are no judgments, decrees, or orders of any kind against Borrower or any Loan Party unpaid of record which would materially and adversely affect the ability of Borrower or any Loan Party to comply with its obligations under the Loan or this Agreement in a timely manner. There are no federal tax claims or liens assessed or filed against Borrower or any Loan Party or any related entity, or any principal thereof, and there are no material judgments against Borrower or any Loan Party unsatisfied of record or docketed in any court of the States in which the Hospitality Properties owned, leased or managed by Borrower or its Subsidiaries are located or in any other court located in the United States and no petition in bankruptcy or similar insolvency proceeding has ever been filed by or against Borrower or any Loan Party, and neither Borrower nor any Loan Party has ever made any assignment for the benefit of creditors or taken advantage of any insolvency act or any act for the benefit of debtors.

         Section 4.22 Management Agreements. The only management agreements for which either the Borrower or a Guarantor is a manager are the Existing Management Agreements. The Existing Management Agreements are in full force and effect; no monetary defaults by the Borrower or any Guarantor, or to the actual knowledge of the Borrower by any other party thereto, exist thereunder; and no other defaults by the Borrower or any Guarantor, or to the actual knowledge of the Borrower by any other party thereto, exist thereunder which could reasonably be expected to cause a Material Adverse Effect (or with respect to the giving of this representation after the date of this Agreement, as otherwise disclosed to the Agent in writing after the date of this Agreement and prior to the date such representation is deemed given).

         Section 4.23 Leasing Arrangements. The only material Leases for which either the Borrower or a Guarantor is a lessee are the Existing Participating Leases. The Existing Participating Leases are in full force and effect; no monetary defaults by the Borrower or any Guarantor, or to the actual knowledge of the Borrower by any other party thereto, exist thereunder; and no other defaults by the Borrower or any Guarantor, or to the actual knowledge of the Borrower by any other party thereto, exist thereunder which could reasonably be expected to cause a Material Adverse Change (or with respect to the giving of this representation after the date of this Agreement, as otherwise disclosed to the Agent in writing after the date of this Agreement and prior to the date such representation is deemed given).

         Section 4.24 Intentionally Deleted.

         Section 4.25 Operations. The Borrower conducts its business only in its own name, except as described on Schedule 9.

         Section 4.26 Stock. The Borrower lists all of its outstanding shares of stock on the NASDAQ.

         Section 4.27 Ground Leases. With respect to those Owned Hospitality Properties in which Borrower or any other Loan Party holds a leasehold estate under a Ground Lease, with respect to each such Ground Lease (i) Borrower or the respective Loan Party is the owner of a valid and subsisting interest as tenant under the Ground Lease; (ii) the Ground Lease is in full force and effect, unmodified and not supplemented by any writing or otherwise; (iii) all rent, additional rent and other charges reserved therein have been paid to the extent they are payable to the date hereof; (iv) the remaining term of the Ground Lease is at least ten (10) years after the Maturity Date; (v) Borrower or the respective Loan Party enjoys the quiet and peaceful possession of the estate demised thereby, subject to any sublease; (vi) the Borrower or the respective Loan Party is not in default under any of the terms thereof and there are no circumstances which, with the passage of time or the giving of notice or both, would constitute an event of default thereunder; (vii) the lessor under the Ground Lease is not in default under any of the terms or provisions thereof on the part of the lessor to be observed or performed; (viii) the lessor under the Ground Lease has satisfied all of its repair or construction obligations, if any, to date pursuant to the terms of the Ground Lease; and (ix) Schedule 10 lists all the Ground Leases to which any of the Owned Hospitality Properties are subject and all amendments and modifications thereto; and (x) the lessor indicated on Schedule 10 for each Ground Lease is the current lessor under the related Ground Lease.

         Section 4.28 Environmental Condition.

         (a) Except as disclosed in Schedule 1 (or with respect to the giving of this representation after the date of this Agreement, as otherwise disclosed to the Agent in writing after the date of this Agreement and prior to the date such representation is deemed given), to the actual knowledge of any Authorized Officer (i) have obtained or have caused the owner of the Hospitality Property to obtain all Environmental Permits material for the operation of their respective Hospitality Properties owned, leased or managed and the conduct of their respective businesses; (ii) have been and are in material compliance with all terms and conditions of such Environmental Permits and with all other requirements of applicable Environmental Laws; (iii) have not received notice of any violation or alleged violation of any Environmental Law or Environmental Permit; and (iv) are not subject to any actual or contingent Environmental Claim.

         (b) Except as disclosed in Schedule 1, to the actual knowledge of any Authorized Officer, no Hospitality Property which is presently or previously owned, leased or managed by the Borrower or any of its respective present or former Subsidiaries, wherever located, (i) has been placed on or proposed to be placed on the National Priorities List, the Comprehensive Environmental Response Compensation Liability Information System list, or their state or local analogs, or have been otherwise investigated, designated, listed, or identified as a potential site for removal, remediation, cleanup, closure, restoration, reclamation, or other response activity under any Environmental Laws which could reasonably be expected to cause a Material Adverse Effect; (ii) is subject to a Lien, arising under or in connection with any

Environmental Laws, that attaches to any revenues or to any Hospitality Property owned, leased or managed by the Borrower, or any of its Subsidiaries, wherever located; (iii) has been the site of any Release, use or storage of Hazardous Substances or Hazardous Wastes from present or past operations except for Permitted Hazardous Substances, which Permitted Hazardous Substances have not caused at the site or at any third-party site any condition that has resulted in or could reasonably be expected to result in the need for Response or (iv) none of the Improvements are constructed on land designated by any Governmental Authority having land use jurisdiction as wetlands.

         Section 4.29 Franchise Agreements. The only franchise agreements or license agreements to which the Borrower or a Loan Party are a party are those certain agreements listed on Schedule 17 hereto. Any such franchise and license agreements are in full force and effect and no material defaults by the Borrower or any Loan Party exist thereunder (or with respect to the giving of this representation after the date of this Agreement, as otherwise disclosed to the Agent in writing after the date of this Agreement and prior to the date such representation is deemed given).

         Section 4.30 Owned Hospitality Properties. Neither the Borrower nor of any of its Subsidiaries owns any Owned Hospitality Property other than those listed in Schedule 2; provided that such Persons do own Ownership Interests in Unconsolidated Entities which own Owned Hospitality Property.

         Section 4.31 Existing Indebtedness and Hedge Agreements. Except for the Obligations, the only Indebtedness or Hedge Agreements of the Borrower or any of its Subsidiaries existing as of the Closing Date are set forth on Schedule 8 attached hereto. No "default" or "event of default", however defined, has occurred and is continuing under any such Indebtedness or Hedge Agreement (or with respect to the giving of this representation after the date of this Agreement, as otherwise disclosed to the Agent in writing after the date of this Agreement and prior to the date such representation is deemed given).

         Section 4.32 Permitted Property Agreements Conversion. The Borrower has complied with the terms, covenants and conditions of the Master Lease Termination Agreement described on Schedules 18 and 19 hereof, such that the Permitted Property Agreements Conversion occurred as of January 1, 2001. The Existing Management Agreements which replaced the applicable participating leases contain the terms described in (a)-(c) contained in the definition of "Permitted Property Agreements Conversion."

         Section 4.33 Survival. The foregoing representations and warranties shall survive the execution and delivery of this Agreement and shall continue in full force and effect until the indebtedness evidenced by the Note has been fully paid and satisfied and Lender and the Co-Lenders have no further commitment to advance funds hereunder. The request for any Advance under this Agreement by Borrower or on its behalf shall constitute a certification that the aforesaid representations and warranties are true and correct as of the date of such request, except to the extent any such representation or warranty shall relate solely to an earlier date.

         SECTION 5. AFFIRMATIVE COVENANTS.

         Borrower covenants and agrees that on and after the Closing Date and until the Obligations are paid in full:

         Section 5.01 Financial Reports.

         (a) Borrower will furnish to Agent: (i) annual audited consolidated financial statements of the Borrower and its Subsidiaries prepared in accordance with GAAP within 95 days of the end of the Borrower's fiscal year prepared by nationally recognized independent public accountants (which accountant's opinion shall be unqualified) including the related consolidated statements of income, cash flow and retained earnings and setting forth in comparative form the figures for the corresponding prior year period, satisfactory to Agent; (ii) within 50 days after the close of each quarterly accounting period in each fiscal year, the management prepared consolidated balance sheet of each of the Borrower and its Subsidiaries, as of the end of such quarterly period and the related consolidated statements of income, cash flow and retained earnings for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, each prepared in accordance with GAAP;
(iii) quarterly and annual worksheets prepared by Borrower in connection with the calculation of management base and incentive fees for each of the Hospitality Properties leased or managed by Borrower or by its Subsidiaries within 50 days of the end of each calendar quarter (which such worksheets shall indicate the management base and incentive fees that relate to Permitted Property Agreements that are part of the Collateral hereunder); (iv) quarterly and annual operating statements (prepared on a basis consistent with that used in the preparation of the GAAP consolidated financial statements of Borrower) for each of the Hospitality Properties owned by Borrower or by Borrower Subsidiaries, including a comparison with the most recent Annual Operating Budget, within 50 days of the end of each calendar quarter; (v) copies of all of the Borrower's and Loan Parties' quarterly and annual filings with the Securities and Exchange Commission and all shareholder reports and letters to the Borrower's and all Loan Parties' shareholders or partners, as the case may be and all other publicly released information promptly but in no event later than thirty (30) days after their filing or mailing; and (vi) to the extent available and to the extent not subject to any confidentiality obligation with respect thereto, an annual operating and capital budget for each of the Hospitality Properties owned, leased or managed by Borrower or by Borrower Subsidiaries (the "Annual Operating Budget"), including cash flow projections for the upcoming year, presented on a monthly basis consistent with the quarterly and annual operating statements referred to in clause (iii) above at least 15 days prior to the start of each calendar year. Borrower will furnish such additional reports or data, but no more often than on a quarterly basis and to the extent not subject to any confidentiality obligation with respect thereto, as Agent may reasonably request including, without limitation, monthly operating statements, to extent that there are retail tenants located at a Hospitality Property, a certified rent roll, leasing and management reports for each of the Hospitality Properties owned, leased or managed by Borrower or by Borrower Subsidiaries and an accounting for security deposits. Borrower shall maintain a system of accounting capable of furnishing all such information and data, and shall maintain its books and records respecting financial and accounting matters in a proper manner and on a basis consistent with that used in the preparation of the GAAP consolidated financial statements of Borrower.

         (b) Officer's Certificates. At the time of the delivery of the financial statements under clause (a) above, Borrower shall provide (i) a certificate of a Responsible Officer of Borrower (A) that such financial statements, balance sheets and operating statement have been prepared in accordance with GAAP (unless such financial statements, balance sheets or operating statements are not required to be prepared in accordance with GAAP pursuant to this Agreement) and fairly present the consolidated financial condition and the results of operations of Borrower, its Subsidiaries and the Owned Hospitality Properties on the dates and for the periods indicated, subject, in the case of interim financial statements, to normally recurring year end adjustments, (B) to the best knowledge of Borrower that no Default or Event of Default has occurred on the date of such certificate or, if any Default or Event of Default has occurred and is continuing on such date, specifying the nature and extent thereof and the action Borrower proposes to take in respect thereof, (C) that the worksheets for management fees fairly present the base and incentive management fees due Borrower and its Subsidiaries with respect to Hospitality Properties leased or managed by Borrower or its Subsidiaries, as applicable, on the dates and for periods indicated; (D) that since the date of the prior financial statements, balance sheets, operating statements and worksheets delivered pursuant to such clause (a) no change has occurred in the financial position of Borrower or their respective Subsidiaries, which change could result in a Material Adverse Effect, and (E) setting forth in detail the financial performance of the applicable Person related to financial covenants contained in the documentation for Permitted Other Indebtedness, (ii) a report prepared and certified by Borrower relating to each Hospitality Property owned, leased or managed by Borrower or Borrower's Subsidiaries setting forth the EBITDA for the previous four (4) calendar Quarters, calculated on both a quarterly and aggregate four (4) Quarter basis (notwithstanding the foregoing, with respect to Hospitality Properties which relate to Existing Management Agreements or Approved Management Agreements, Borrower shall only be required to deliver such reports to the extent the applicable property owner is required to deliver such reports to Borrower or its Subsidiary, as applicable, pursuant to the applicable Permitted Property Agreement and such reports are not subject to any confidentiality agreement, and (iii) a Compliance Certificate executed by a Responsible Officer of the Borrower.

         (c) Notice of Default or Litigation. Promptly after Borrower or any other Loan Party obtains actual knowledge thereof, Borrower shall give Agent notice of (i) the occurrence of a Default or any Event of Default, (ii) the occurrence of (x) any default that is not cured, or any event of default, under any partnership agreement of Borrower, any Loan Party, any mortgage, deed of trust, indenture or other debt or security instrument, covering any of the Assets of Borrower or (y) any event of default under any other material agreement to which Borrower or any other Loan Party is a party, which, if not cured could result in a Material Adverse Effect, (iii) any litigation or governmental proceeding pending or threatened (in writing) against Borrower or any other Loan Party which could result in a Material Adverse Effect and (iv) any other event, act or condition which could result in a Material Adverse Effect. Each notice delivered pursuant to this Section 5.01(c) shall be accompanied by a certificate of the Borrower setting forth the details of the occurrence referred to therein and describing the actions Borrower proposes to take with respect thereto.

         (d) Reports Affecting the Leverage Ratio. On or prior to the 15th day following any Adjustment Event, an Adjustment Report with respect to such Adjustment Event.

         (e) Press Releases. Promptly and in any event within 5 days after the sending or releasing thereof, copies of all press releases or other releases of information to the public by the Borrower, or any of its Subsidiaries or releases of information to the Borrower's shareholders.

         (f) Tenants. With respect to the Owned Hospitality Properties where there are retail tenants at the Premises, Borrower shall notify Agent within 15 days of any change in occupancy, lease commencement, extension, expiration, termination or default with respect to tenants under any lease for more than 1,000 square feet.

         (g) Tax Returns. Promptly after they are filed with the Internal Revenue Service, copies of all annual federal income tax returns and amendments thereto of the Borrower and the Loan Parties.

         (h) Condemnation and Casualty. Borrower shall immediately notify Agent of any fire or other casualty or any pending or threatened condemnation or eminent domain proceeding with respect to all or any portion of each of the Owned Hospitality Property.

         (i) Securities Law Filings. Promptly and in any event within 30 days after the sending or filing thereof, copies of all proxy material, reports and other information which the Borrower, or any of its Subsidiaries sends to or files with the United States Securities and Exchange Commission or sends to all of the shareholders of the Borrower.

         (j) Other Information. From time to time, Borrower shall provide such other information and financial documents relating to Borrower as Agent may reasonably request.

         (k) Lender's Determination of Compliance with Financial Covenants. Borrower agrees that Agent shall upon receipt of the statements and certificates referred to in (a) and 0a) above determine as of the last day of such immediately preceding Quarter if Borrower and its Subsidiaries are in compliance with the financial covenants set forth in Sections 5.33 through and including
5.41 hereof.

         Section 5.02 Books, Records and Inspections. Borrower shall, and shall cause each applicable Loan Party to, at Borrower's or such Loan Party's principal place of business or at each Hospitality Property owned, leased or managed by Borrower or its Subsidiaries, keep proper books of record and account in which full, true and correct entries shall be made. Borrower shall and shall cause each applicable Loan Party to, permit officers and designated representatives of Agent to visit and inspect any of the Hospitality Properties owned, leased or managed by Borrower or its Subsidiaries, and to examine and copy the books of record and account of Borrower and any Loan Party and the Hospitality Properties owned, leased or managed by Borrower or its Subsidiaries, (including, without limitation, leases, statements, bills and invoices), discuss the affairs, finances and accounts of Borrower and any Loan Party, and be advised as to the same by, its and their officers and independent accountants, all upon reasonable notice and at such reasonable times as Agent may desire (provided, however, to the extent that a Hospitality Property is leased or managed by Borrower or its Subsidiaries, the foregoing right in favor of Agent shall be exercised only to confirm the calculation of management fees and/or lease payments under Permitted Property Agreements). Any Co-Lender may accompany the

Agent on such visit or inspection. Provided that no Event of Default has occurred and is continuing, such inspections shall be made no more frequently than four (4) times in any consecutive twelve (12) month period.

         Section 5.03 Maintenance of Insurance. Borrower shall maintain or cause to be maintained insurance (a) for each Hospitality Property that is owned, leased or managed by Borrower or its Subsidiaries as required by the applicable Permitted Property Agreement, (b) for each Owned Hospitality Property as is required by the applicable Security Documents and (c) evidenced by and in accordance with the policies on Schedule 16 hereof.

         Section 5.04 Taxes. Borrower and the other Loan Parties shall pay or cause to be paid, when due (i.e., before any penalty or fine could be levied or charged), all taxes, charges and assessments and all other lawful claims required to be paid by Borrower, the other Loan Parties, except as contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves have been established with respect thereto in accordance with GAAP. Upon request from Agent, Borrower shall provide evidence to Agent of payment of such taxes, charges, assessments and other lawful claims.

         Section 5.05 Corporate Franchises; Conduct of Business. (a) (a) Borrower and each Loan Party shall do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and good standing in the State of its organization and in each state in which a Hospitality Property owned, leased or managed by Borrower or its Subsidiaries is located, and its respective franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals, except where the failure to so preserve any of the foregoing (other than existence and good standing) could not, individually or in the aggregate, result in a Material Adverse Effect.

         (b) Borrower shall carry on and conduct its business in substantially the same manner and substantially the same field of enterprise as it is presently conducted.

         (c) The Borrower shall cause the Permitted Other Subsidiaries which have Indebtedness to, (i) maintain financial statements, accounting records and other corporate records and other documents separate from all non-Permitted Other Subsidiaries, (ii) maintain their own bank accounts in their own name, separate from all non-Permitted Other Subsidiaries, (iii) pay their own expenses and other liabilities from their own assets and incur (or endeavor to incur) obligations to other Persons based solely upon their own assets and creditworthiness and not upon the creditworthiness of each other or any other Person, and (iv) file their own tax returns or, if part of a consolidated group, join in the consolidated tax return of such group as a separate member thereof.

         (d) The Borrower shall, and shall cause the Permitted Other Subsidiaries which have Indebtedness to, take all actions necessary to keep such Permitted Other Subsidiaries separate from the Borrower and the Borrower's other Subsidiaries, including, without limitation, (i) the taking of action under the direction of the Board of Directors, members or partners, as applicable, of such Permitted Other Subsidiaries and, if so required by the Certificate of Incorporation or the Bylaws, operating agreement or partnership agreement, as applicable, of such Permitted Other Subsidiaries by any Applicable Law, the approval or consent of the stockholders, members or partners, as applicable, of such Permitted Other Subsidiaries, (ii) the preparation of corporate, partnership or limited liability company minutes for or other appropriate evidence of each significant transaction engaged in by such Permitted Other Subsidiaries, (iii) the observance of separate approval procedures for the adoption of resolutions by the Board of Directors or consents by the partners, as applicable, of such Permitted Other Subsidiaries, on the one hand, and of the Borrower and the Borrower's other Subsidiaries on the other hand, and (iv) preventing the cash, cash equivalents, credit card receipts or other revenues of the Hospitality Properties owned by such Permitted Other Subsidiaries or any other assets of such Permitted Other Subsidiaries from being commingled with the cash, cash equivalents, credit card receipts or other revenues collected by the Borrower or the Borrower's other Subsidiaries.

         (e) The Borrower shall take all steps reasonably necessary to avoid (i) misleading any other Person as to the identity of the entity with which such Person is transacting business or (ii) implying that the Borrower is, directly or indirectly, absolutely or contingently, responsible for the Indebtedness or other obligations of the Permitted Other Subsidiaries or any other Person.

         Section 5.06 Compliance with Law. Borrower and the other Loan Parties shall comply with all Applicable Laws, rules, statutes, regulations, decrees and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of their business and the ownership of their Assets (including the Hospitality Properties owned, leased or managed by Borrower or its Subsidiaries), except for such laws, rules, statutes, regulations, decrees, orders and restrictions, (a) which Borrower or such other Loan Party are contesting in good faith and in compliance with and pursuant to appropriate proceedings diligently prosecuted (provided that such contest does not and cannot (i) expose any of Agent, the Co-Lenders, Borrower, the other Loan Parties to any criminal liability or penalty, (ii) give rise to a Lien against any of the Assets or any Hospitality Property owned, leased or managed by Borrower or its Subsidiaries, or (iii) otherwise materially adversely affect any of the Assets or the value thereof), or (b) the failure to observe which, taken individually or in the aggregate, could not result in a Material Adverse Effect. Borrower and the applicable Loan Parties shall not use or permit the use of all or any portion of any Hospitality Property owned, leased or managed by Borrower or its Subsidiaries for any illegal activity.

         Section 5.07 Performance of Obligations. Borrower and each Loan Party shall perform all of their obligations under the terms of each mortgage, indenture, security agreement, debt instrument, lease, undertaking and contract by which it or any of its Owned Hospitality Properties is bound or to which it is a party.

         Section 5.08 Stock. Borrower shall cause its issued and outstanding shares of stock to be listed for trading on the NASDAQ.

         Section 5.09 Intentionally Deleted.

         Section 5.10 Maintenance of Properties. Borrower and the other Loan Parties shall ensure that the Owned Hospitality Properties are kept in their current condition and repair, normal wear and tear and casualty damage in the process of being repaired or restored excepted.

         Section 5.11 Compliance with ERISA. (a) (a) Borrower and the other Loan Parties shall maintain each Employee Benefit Plan and Plan in compliance with all material applicable requirements of ERISA and the Code and with all material applicable regulations promulgated thereunder. Borrower and the other Loan Parties shall provide to Agent, within ten (10) days of sending or receipt by Borrower or the other Loan Parties, copies of all filings or correspondence (other than filings made in the ordinary course of business) with the Internal Revenue Service, PBGC, Department of Labor or union, regarding any Plan, or regarding or disclosing any liability or potential liability or violation of law under any Employee Benefit Plan.

         (b) Borrower and the other Loan Parties shall also provide to Agent, within ten (10) days of filing or receipt by Borrower or the other Loan Parties,
(i) any notice from the Department of Labor or Internal Revenue Service of assessment or investigation regarding a prohibited transaction under Section 4975 of the Code or Section 406 of ERISA, (ii) any notice from a Multiemployer Plan of withdrawal with respect to a Multiemployer Plan, (iii) any notice from the Internal Revenue Service of imposition of excise tax with respect to an Employee Benefit Plan, (iv) any Form 5500 filed by any Borrower or Loan Party with respect to an Employee Benefit Plan which includes a qualified accountant's opinion, or (v) any notice regarding a proposed termination from the PBGC.

         (c) Neither Borrower nor any other Loan Party shall engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Agent or the Co-Lenders of any of its rights under this Agreement or the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA or result in a violation of a state statute regulating governmental plans that would subject Agent or any Co-Lender to liability for a violation of ERISA or such a state statute.

         (d) Borrower further covenants and agrees to deliver to Agent such certifications or other evidence from time to time throughout the term of the Loan, as reasonably requested by Agent or the Co-Lenders in their sole discretion, that (i) neither Borrower or any other Loan Party is an "employee benefit plan" as defined in Section 3(32) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(3) of ERISA;
(ii) neither Borrower or any other Loan Party is subject to state statutes applicable to Borrower or any Loan Party regulating investments and fiduciary obligations of Borrower or any Loan Party with respect to governmental plans; and (iii) with respect to each Loan Party and Borrower, at least one of the following circumstances is true:

                  (i) Equity interests in Borrower or such Loan Party are publicly offered securities, within the meaning of 29 C.F.R. Section 2510.3-101(b)(2);

                  (ii) Less than 25 percent of each outstanding class of equity interests in Borrower or such Loan Party are held by "benefit plan investors" within the meaning of 29 C.F.R. Section 2510.3-101(f)(2); or

                  (iii) Borrower or such Loan Party qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. Section 2510.3-101(c) or (e) or an investment company registered under The Investment Company Act of 1940.



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

         Section 5.12 Settlement/Judgment Notice. Borrower agrees that it shall, within ten (10) days after a settlement of any obligation in excess of $1,000,000.00 provide written notice to Agent of such settlement together with a certification signed by Borrower certifying based upon the most recent quarterly consolidated financial statements of Borrower and its Subsidiaries, such settlement will not cause Borrower to violate the financial covenants set forth in Sections 5.33 to 5.41 hereof. Borrower further agrees that it shall, within ten (10) days after entry of a final judgment in excess of $1,000,000.00 or final judgments in excess of $1,000,000.00 in the aggregate during the immediately preceding twelve (12) month period, provide written notice to Agent of such judgment together with a certification signed by Borrower certifying based upon the most recent quarterly consolidated financial statements of Borrower and its Subsidiaries, that such judgment will not cause Borrower to violate the financial covenants set forth in Section 5.33 through and including
Section 5.41 hereof.

         Section 5.13 Acceleration Notice. Borrower agrees that it shall, within ten (10) days after receipt of written notice that any Indebtedness of Borrower or any Loan Party has been accelerated, provide written notice to Agent of such acceleration.

         Section 5.14 Lien Searches; Title Searches. In addition to searches and endorsements required in connection with an Advance, Borrower shall, upon Agent's request therefor given from time to time, but not more frequently than annually, unless an Event of Default shall have occurred and be continuing or such Title Search indicates a Lien other than a Permitted Lien or another state of facts not reasonably satisfactory to Agent and the Majority Co-Lenders, pay for (a) reports of UCC, tax lien, judgment and litigation searches with respect to Borrower, each of the Guarantors, and (b) searches of title to each of the Owned Hospitality Properties (each, a "Title Search"). Such Title Searches and lien searches required under this Agreement shall be conducted by search firms designated by Agent in each of the locations designated by Agent.

         Section 5.15 Intentionally Deleted.

         Section 5.16 Intentionally Deleted.

         Section 5.17 Intentionally Deleted.

         Section 5.18 Intentionally Deleted.

         Section 5.19 Intentionally Deleted.

         Section 5.20 Intentionally Deleted.

         Section 5.21 Manager. Except as set forth on Schedule 21, the Hospitality Properties owned, leased or managed by Borrower or its Subsidiaries shall at all times be managed by the Borrower or an Affiliate of Borrower pursuant to the Existing Management Agreements or Approved Management Agreements. With respect to the Owned Hospitality Properties, only, if (i) any manager shall become insolvent or (ii) an Event of Default shall occur and be continuing, then the Majority Co-Lenders, at their option, may require Borrower to engage a bona-fide, independent third party management agent approved by the Majority Co-Lenders, in their sole discretion (the "New Manager") to manage the applicable Hospitality



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

Properties. The New Manager shall be engaged by Borrower pursuant to a written management agreement that complies with the terms hereof and is otherwise satisfactory to the Majority Co-Lenders in all respects and the New Manager shall execute and deliver to Agent such other documentation as required by Lender.

         Section 5.22 Further Assurances. Borrower will, at Borrower's sole cost and expense, at any time and from time to time upon request of Agent take or cause to be taken any action and execute, acknowledge, deliver or record any further Loan Documents, other documents, opinions, negative pledge agreements or other instruments which Agent or any Co-Lender in its reasonable discretion deems necessary or appropriate to carry out the purposes of this Agreement and the other Loan Documents including to consummate the transfer or sale of the Loan or any portion thereof.

         Section 5.23 Intentionally Deleted.

         Section 5.24 Additional Covenants. (a) (a) Borrower shall give prompt notice to Agent of the receipt by Borrower or any Loan Party of (i) any notice related to a violation of any Applicable Laws and (ii) the commencement of any proceedings or investigations which relate to compliance with Applicable Laws.

         (b) Borrower will take appropriate measures to prevent and will not engage in or knowingly permit any illegal activities at any Hospitality Properties owned, leased or managed by Borrower or its Subsidiaries.

         Section 5.25 Intentionally Deleted.

         Section 5.26 Intentionally Deleted.

         Section 5.27 Preparation of Environmental Reports. At the reasonable request of Agent, or any Co-Lender, from time to time, Borrower shall provide to Agent, within 30 days after such request, at the expense of Borrower, an Environmental Report for all Hospitality Properties owned, leased or managed by Borrower or its Subsidiaries that have been acquired after the date hereof, or with respect to the Hospitality Properties owned, leased or managed by Borrower or its Subsidiaries owned, leased or managed as of the date hereof, or any Hospitality Property owned, leased or managed by Borrower or its Subsidiaries for which Agent has a reasonable basis for requiring such an Environmental Report (including, without limitation, the fact that an environmental report was not delivered at or prior to the Closing Date or there is a basis to believe that there may be Hazardous Substances or Hazardous Waste or a threat of a Release with respect to such Hospitality Property owned, leased or managed by Borrower or its Subsidiaries) as described in such request (the foregoing requirement shall apply to Hospitality Properties leased or managed by Borrower or its Subsidiaries only to the extent that an Environmental Report is in the possession of Borrower and/or its Subsidiaries and not subject to any confidentiality obligation or such Environmental Report is available and not subject to any confidentiality obligation pursuant to the applicable Permitted Property Agreement). Without limiting the generality of the foregoing, if Agent or the Majority Co-Lenders determine at any time that a material risk exists that any such Environmental Report will not be provided within the time referred to above, Agent may retain an environmental consulting firm to prepare such



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

Environmental Report at the expense of Borrower, and Borrower hereby grants and agrees to cause any Loan Party which owns any Hospitality Property owned, leased or managed by Borrower or its Subsidiaries described in such request to grant at the time of such request, to Agent, such firm and any agents of representatives thereof an irrevocable non-exclusive license, subject to the rights of tenants, to enter onto their respective Hospitality Properties owned, leased or managed by Borrower or its Subsidiaries to undertake such an assessment.

         Section 5.28 Intentionally Deleted.

         Section 5.29 Intentionally Deleted.

         Section 5.30 Intentionally Deleted.

         Section 5.31 Compliance with Terms of Leaseholds. Borrower and the applicable Loan Party shall make all payments (in which Borrower or such Loan Party is a tenant or lessee) and otherwise perform all obligations in respect of Leases of real property, keep such leases in full force and effect and not allow such Leases to lapse or be terminated or any rights to renew such Leases to be forfeited or canceled, notify the Agent of any default by any party with respect to such Leases and cooperate with the Agent in all respects to cure any such default and cause each Loan Party to do so.

         Section 5.32 Intentionally Deleted.

         Section 5.33 Interest Coverage Ratio. The Borrower shall maintain at the end of each Rolling Period, as determined by Agent at the end of each corresponding Quarter in accordance with Subsection 5.01(k) hereof, commencing
(a) on the date hereof through and including July 31, 2002, an Interest Coverage Ratio of not less than 2.25 to 1.00 and (b) thereafter, an Interest Coverage Ratio of not less than 2.75 to 1.00.

         Section 5.34 Intentionally Deleted.

         Section 5.35 Fixed Charge Ratio. The Borrower shall maintain at the end of each Rolling Period as determined by Agent at the end of each corresponding Quarter in accordance with Subsection 5.01(k) hereof, commencing (a) on the date hereof through and including July 31, 2002, a Fixed Charge Ratio of not less than 2.00 to 1.00, and (b) thereafter, a Fixed Charge Ratio of not less than
2.50 to 1.00.

         Section 5.36 Intentionally Omitted.

         Section 5.37 DSC Ratio. The Borrower shall maintain at the end of each Rolling Period, as determined by Agent at the end of each corresponding Quarter in accordance with Subsection 5.01(k) hereof, commencing (a) on the date hereof through and including July 31, 2002 a DSC Ratio of not less than 2.25 to 1.00, and (b) thereafter, a DSC Ratio of not less than 2.75 to 1.00.

         Section 5.38 Leverage Ratio. The Borrower shall maintain at the end of each Rolling Period, as determined by Agent at the end of each corresponding Quarter in accordance with Subsection 5.01(k) hereof, commencing (a) on the date hereof through and including July

31, 2002, a Leverage Ratio of not more than 5.50 to 1.00, and (b) thereafter, a Leverage Ratio of not more than 3.50 to 1.00.

         Section 5.39 Intentionally Deleted.

         Section 5.40 Maintenance of Tangible Net Worth. The Tangible Net Worth of the Borrower shall not at any time be less than the Minimum Tangible Net Worth determined by Agent at the end of each corresponding Quarter in accordance with Subsection 5.01(k) hereof.

         Section 5.41 Maintenance of Management Agreement Income. Gross revenue for each Rolling Period, as determined by Agent at the end of each Quarter in accordance with Subsection 5.01(k) hereof, derived from Existing Management Agreements and Approved Management Agreements shall at all times be equal to or greater than $30,000,000.

         Section 5.42 Collateral. Subject to the time periods set forth in
Section 5.43 and Section 6.14(h) for executing Security Documents in connection with the acquisition of Permitted New Investments and with respect to the Lien on the Collateral consisting of any Ownership Interests of the Borrower and/or any of its Subsidiaries in CGLH-IHC Fund I, L.P., a Delaware limited partnership, subject to the terms of the CGLH Consent, the Borrower and its Subsidiaries (a) will cause at all times the Agent to have an Acceptable Lien in the Collateral, (b) will cause at all times all material provisions of the Security Documents to be valid and binding on the Persons executing such Security Documents and (c) shall execute or re-execute such Security Documents and take such other actions as the Agent shall reasonably request in order for the Agent to maintain or create an Acceptable Lien in the Collateral, including without limitation, any Collateral acquired by the Borrower, or any of the other Guarantors after the Closing Date. The obligation set forth in this Subsection
5.42 shall apply with respect to Collateral which is acquired after the Closing Date by Borrower and its Subsidiaries, notwithstanding the terms, covenants and provisions of Permitted Property Agreements, joint venture agreements, organizational documents and other contractual agreements to which Borrower and its Subsidiaries are a party and which are in effect as of the Closing Date. Notwithstanding the foregoing, upon request of the Borrower to the Agent, the Agent will release the Asset which is the subject of a Permitted Asset Disposition from the Liens of the Security Documents.

         Section 5.43 New Subsidiaries. Within ten (10) Business Days after either (a) the date that any Subsidiary of the Borrower that was not a Material Subsidiary becomes a Material Subsidiary, or (b) the purchase by the Borrower or any of its Subsidiaries of the Ownership Interests of any Person, which purchase results in such Person becoming a Material Subsidiary, the Borrower shall, in each case, cause (i) such Material Subsidiary to execute and deliver to the Agent either (A) a Guaranty, an Environmental Indemnity and a Security Agreement or (B) an Accession Agreement, (ii) any of the Borrower and any Guarantor who is a direct owner of the Ownership Interests of such Material Subsidiary to execute and deliver to the Agent a Security Agreement, if necessary, and such other documents as are necessary to create an Acceptable Lien in the Ownership Interests in the Material Subsidiary owned by such Person (and such other Security Documents as the Agent may reasonably request) and (iii) the Persons who are party to the documents delivered pursuant to the provisions of this
Section 5.43 to provide such evidence of authority to enter into such documents as the Agent may reasonably request. The obligation set forth in this Subsection 5.43 shall apply with respect to all entities that become Material Subsidiaries after the Closing Date, notwithstanding the terms, covenants and provisions of Permitted Property Agreements, joint venture agreements, organizational documents and other contractual agreements to which Borrower and its Subsidiaries are a party and which are in effect as of the Closing Date.

         Section 5.44 Hedge Agreements. From the date 60 days following the Closing Date (the "Hedge Trigger Date") until the Maturity Date, the Borrower shall obtain and thereafter maintain Hedge Agreements reasonably satisfactory to the Agent, sufficient to ensure that 50% of the outstanding Advances measured as of each day during such period, shall be covered by such Hedge Agreements. On or before the Hedge Trigger Date, Borrower shall pledge and assign any and all payments and proceeds to be paid to the Borrower under the Hedge Agreements to the Agent for the benefit of the Co-Lenders, and shall execute such other documents and take further actions required by Agent to evidence and perfect such assignment.

         SECTION 6. NEGATIVE COVENANTS.

         Borrower covenants and agrees that on and after the Closing Date until the Obligations are paid in full:

         Section 6.01 Intentionally Deleted.

         Section 6.02 Intentionally Deleted.

         Section 6.03 Liens. Borrower and the other Loan Parties shall not, create, incur, assume or suffer to exist, directly or indirectly, any Lien on any of its Assets, other than the following (collectively, the "Permitted Liens"):

                  (a) Liens existing on the Closing Date and set forth on
         Schedule 7 or listed in the Title Policies as of the Closing Date;

                  (b) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are being maintained in accordance with GAAP;

                  (c) Statutory Liens of landlords and Liens of mechanics, materialmen and other Liens imposed by Law (other than any Lien imposed by ERISA) created in the ordinary course of business for amounts not yet due or (i) which are being contested in good faith by appropriate proceedings diligently conducted, and with respect to which adequate bonds have been posted if required to do so by Applicable Law or the terms of the Mortgage;

                  (d) Easements, rights-of-way, covenants, restrictions, zoning and similar restrictions and other similar charges or encumbrances not interfering with the ordinary conduct of the business of Borrower and which do not detract materially from the value of any of the Owned Hospitality Properties to which they attach or impair materially the use thereof by Borrower or Borrower Subsidiaries;

                  (e) Liens securing the Obligations;



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                  (f) Liens on leased personal property to secure solely the lease obligations associated with such property;

                  (g) Liens on the Assets of or Ownership Interests in a Permitted Other Subsidiary securing Indebtedness set forth in paragraph
         (b) of the definition of Permitted Other Indebtedness" incurred by such Permitted Other Subsidiary to the extent such Indebtedness is permitted pursuant to the provisions of Section 6.11;

                  (h) Liens on the Ownership Interests in an Unconsolidated Entity securing Permitted Non-Recourse Unconsolidated Entity Indebtedness incurred by such Unconsolidated Entity; and

                  (i) Liens granted to the owner of a Hospitality Property subject to a Permitted Property Agreement on the accounts receivable, inventory, cash or other property owned by the Borrower or the Borrower's Subsidiary in connection with such Hospitality Property.

         Section 6.04 Fundamental Changes; Asset Dispositions. Neither Borrower, nor any of its Subsidiaries (other than the Permitted Other Subsidiaries) will,
(a) merge or consolidate with or into any other Person, unless (i) a Guarantor is merged into the Borrower and the Borrower is the surviving Person or a Subsidiary (other than a Permitted Other Subsidiary which has Indebtedness other than the Obligations) is merged into any Subsidiary (other than a Permitted Other Subsidiary which has Indebtedness other than the Obligations), and (ii) immediately after giving effect to any such proposed transaction no Default would exist; (b) sell, transfer, or otherwise dispose of all or any of such Person's Assets except for a Permitted Asset Disposition, or dispositions or replacements of personal property in the ordinary course of business; (c) enter into, as lessor, a lease (other than a lease which qualifies as a Permitted Asset Disposition) of all or substantially all of any Owned Hospitality Properties with any Person without the consent of the Agent; (d) sell or otherwise dispose of any Ownership Interests of any Subsidiary (except for a Permitted Other Subsidiary or a sale which qualifies as a Permitted Asset Disposition); (e) except for Capitalization Events for which consideration is principally cash or cash equivalents and for which the net cash proceeds are applied in accordance with the provisions of Section 2.12, alter the corporate, capital or legal structure of any such Person (except for a Permitted Other Subsidiary); (f) enter into any forward sales of Borrower's common stock or Ownership Interests in the Borrower; (g) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) provided that nothing herein shall prohibit the Borrower from dissolving any Subsidiary which has no assets on the date of dissolution, (h) enter into any leases of Assets or management agreements for any Assets except for Permitted Property Agreements, or (i) alter the character of their respective businesses from that conducted as of the date of this Agreement or otherwise engage in any material business activity outside of the Hospitality Management Business.

         Section 6.05 Transactions with Affiliates. Borrower and the other Loan Parties shall not enter into any material transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of Borrower, other than on terms and conditions substantially as favorable as would be obtainable at the time in a comparable arm's-length transaction with a Person other than an Affiliate of Borrower.



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         Section 6.06 Plans. Borrower and the other Loan Parties shall not, nor shall they permit any member of their respective ERISA Controlled Groups to, (i) take any action which would (A) increase the aggregate present value of the Unfunded Benefit Liabilities under all Plans or withdrawal liability under a Multiemployer Plan for which Borrower or any Loan Party or any member of their respective ERISA Controlled Groups (determined without reference to Section 414(m) or (o) of the Code, if liabilities of entities in Borrower's or the Loan Parties' ERISA Controlled Group solely by reason of Section 414(m) or (o) of the Code could not result in liability to Borrower or any Loan Party) could be liable to an amount in excess of $500,000 or (B) result in liability or Contingent Obligation for any post-retirement benefit under any "welfare plan" (as defined in Section 3(1) of ERISA), or any withdrawal liability or exit fee or charge with respect to any "welfare plan" (as defined in Section 3(1) of ERISA), other than liability for continuation coverage under Part 6 of Subsection B of Title I of ERISA, or state laws which require similar continuation coverage for which the employee pays approximately the full cost of coverage, or (ii) engage in any transaction prohibited by Section 408 of ERISA or Section 4975 of the Code.

         Section 6.07 Restricted Payments. Neither the Borrower nor any of its Subsidiaries, will make any Restricted Payment, except that:

                  (a) Provided that no Default has occurred or is continuing,
         (i) Interstate Hotels, LLC shall be entitled to make cash distributions to PAH-Interstate Holdings, Inc., provided that PAH-Interstate Holdings, Inc. shall not hold more than a 1.6627% common membership interest in Interstate Hotels, LLC at any time, (ii) the Borrower shall be entitled to make Permitted Stock Repurchases, (iii) Borrower shall be entitled to pay dividends and distributions to the holders of its Series B Convertible Preferred Stock, in accordance with the terms of the Articles Supplementary to the Charter of Interstate Hotels Corporation filed with the State Department of Assessments and Taxation of the State of Maryland on October 16, 2000, or otherwise in accordance with the terms of such series of stock, and (iv) Borrower shall be permitted to effect a conversion of Preferred Stock in the Borrower to Common Stock (as long as such conversion does not cause (A) a Change in Control of Borrower as otherwise set forth herein, or (B) a default pursuant to Section 7.01(j)(ii) hereof);

                  (b) a Subsidiary of the Borrower may make a Restricted Payment to the Borrower or to any other Subsidiary which is a Guarantor; and

                  (c) the Borrower may make scheduled payments to the Subordinate Convertible Noteholder (or effect any required common stock conversion in favor of CGLH Partners II LP or an Affiliate thereof) pursuant to the terms of the Subordinate Convertible Note.

         Section 6.08 Sale or Discount of Receivables. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, sell with recourse, or discount or otherwise sell for less than the face value thereof, any of its notes or accounts receivable.

         Section 6.09 Restriction on Prepayment of Indebtedness. Borrower shall not prepay the principal amount, in whole or in part, of any Unsecured Debt other than the Obligations after the occurrence of any Event of Default.



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         Section 6.10 Agreements Restricting Distributions From Subsidiaries.
The Borrower will not, nor will it permit any of its Subsidiaries (other than Permitted Other Subsidiaries) to, enter into any agreement (other than a Loan Document) which limits distributions to or any advance by any of the Borrower's Subsidiaries to the Borrower.

         Section 6.11 Maximum Indebtedness. The Borrower and its Subsidiaries will not incur or permit to exist any Indebtedness other than the Obligations and the following:

                  (a) Permitted Other Indebtedness in an amount that does not cause a breach at any time of the covenants contained in Article V;

                  (b) Capital Leases for Personal Property;

                  (c) Hedge Agreements; provided that (i) such agreements shall be unsecured (except as provided for in Section 9.26 hereof and the Security Agreement), (ii) the dollar amount of indebtedness subject to such agreements and the indebtedness subject to Hedge Agreements in the aggregate shall not exceed the sum of the amount of the Co-Lender's Commitments and the amount of the other Indebtedness of the Borrower or its Affiliates which bears interest at a variable rate, and (iii) the agreements shall be at such interest rates and otherwise in form and substance reasonably acceptable to the Agent; and

                  (d) Any of the following Indebtedness incurred by the
         Borrower:

                           (i) guaranties in connection with Permitted Other
                  Indebtedness secured by an Owned Hospitality Property or interest in a Person owning a Hospitality Property of (A) if the Hospitality Property is subject to a ground lease, the payment of rent and performance of obligations under such ground lease, (B) real estate taxes relating to such Hospitality Property, and (C) capital reserves required under such Indebtedness;

                           (ii) customary indemnities for acts of malfeasance,
                  misappropriation and misconduct and an environmental indemnity for the lender under Indebtedness permitted under this Agreement;

                           (iii) guaranties of franchise and license agreements
                  in connection with Hospitality Properties; and

                           (iv) guaranties of obligations of the Borrower's
                  Subsidiaries or Unconsolidated Entities under or with respect to Permitted Property Agreements.

         Extensions, renewals and refinancing of any of the Indebtedness specified in paragraphs (a)-(d) above so long as the principal amount of such Indebtedness is not thereby increased.

         Section 6.12 Material Documents. Neither Borrower nor any other Loan Party shall make any amendments or modifications to (a) their partnership agreements, corporate charters, by-laws, certificates of incorporation, articles of organization or other organizational documents or (b) enter into any termination or modification or amendment of Permitted Property Agreements (provided that such Persons shall be entitled to cause the Permitted Property



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Agreements Conversion to occur), without the prior approval of the Agent and the
Majority Co-Lenders (notwithstanding the foregoing contained in this Subsection 6.12(b), Borrower or the applicable Loan Party may terminate, modify or amend the Permitted Property Agreements provided that immediately subsequent to such termination, modification or amendment, as applicable, the Borrower shall be in compliance with the financial covenants set forth in Section 5.33 through and including Section 5.41 hereof). Any termination, modification or amendment prohibited under this Section 6.12 without the Agent's and the Majority Co-Lender's written consent shall, to the extent permitted by applicable law, be void and of no force and effect.

         Section 6.13 No Further Negative Pledges. Neither the Borrower nor its Subsidiaries shall enter into or suffer to exist any agreement (other than this Agreement and the Loan Documents and as set forth in the Permitted Property Agreements) (a) prohibiting the creation or assumption of any Lien upon the Assets of the Borrower or any of its Subsidiaries (except for Assets of and Ownership Interests in the Permitted Other Subsidiaries), whether now owned or hereafter acquired, or (b) requiring an obligation to be secured if some other obligation is or becomes secured.

         Section 6.14 Restrictions on Investments. In addition to the provisions of Section 2.20, neither Borrower or any Loan Party shall make or permit to exist or remain outstanding any Investment other than Investments in:

                  (a) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by the Borrower or any Loan Party;

                  (b) marketable direct obligations of any of the following:
         Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Home Loan banks, Federal National Mortgage Association, Government National Mortgage association, Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Banks, Export-Import Bank of the United States, Federal Land Bank, or any other agency or instrumentality of the United States of America;

                  (c) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $100,000,000.00; provided, however, that the aggregate amount at any time so invested with any single bank having total assets of less than $1,000,000,000.00 will not exceed $200,000.00;

                  (d) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any State which at the times of purchase are rated by Moody's or by S&P at not less than "P 2" if then rated by Moody's, and not less than "A 2", if then rated by S&P;

                  (e) mortgage-backed securities guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other mortgage-backed bonds which at the time of purchase are rated by Moody's or by S&P at not less than "Aa" if then rated by Moody's and not less than "AA" if then rated by S&P;



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                  (f) repurchase agreements having a term not greater than 90 days and fully secured by securities described in the foregoing subsection (a), (b) or (e) with banks described in the foregoing subsection (c) or with financial institutions or other corporations having total assets in excess of $500,000,000.00;

                  (g) shares of so-called "money market funds" registered with the SEC under the Investment Company Act of 1940 which maintain a level per-share value, invest principally in investments described in the foregoing subsections (a) through (f) and have total assets in excess of $50,000,000.00;

                  (h) Permitted New Investments; provided that (i) within five
         (5) Business Days of the acquisition by the Borrower or any of the Borrower's Subsidiaries of any Collateral for which the Agent on behalf of the Co-Lenders does not already have an Acceptable Lien, the Borrower and the other Guarantors will execute such Security Documents as are necessary or desirable for the Agent on behalf of the Co-Lenders to have an Acceptable Lien in such Collateral and (ii) within twenty
         (20) Business Days of the acquisition of an Owned Hospitality Property by the Borrower or any of the Borrower's Subsidiaries, the Borrower shall deliver to the Agent a Title Policy for such Owned Hospitality Property;

                  (i) trade and customer accounts receivable which are for goods furnished or services rendered in the ordinary course of business and are payable in accordance with customary trade terms, and receivables purchased in connection with the acquisition of an Owned Hospitality Property;

                  (j) Existing Employee Loans and Permitted New Employee Loans;

                  (k) other assets owned in the ordinary course of (i) owning the Borrower's and the Borrower's Subsidiaries' existing Investments and Assets and any Permitted New Investments and (ii) operating a Hospitality Management Business;

                  (l) Investments held by IHC Holdings, Inc., Borrower, Interstate Hotels, L.L.C., Interstate/Dallas GP, L.L.C. and Interstate/Dallas Partnership, L.P. existing on the date hereof and listed as Nos. (A)(3) and (B) on Schedule 8 attached hereto (where the principal amount of such Investments referred to in (B) on Schedule 8 shall not exceed the outstanding principal amount as of the Closing Date and listed on Schedule 8); and

                  (m) Investments in any direct or indirect Subsidiary of the Borrower or any Loan Party which Investment consists of Ownership Interests in such Subsidiary or Loan Party as of the Closing Date.

Notwithstanding the foregoing, neither the Borrower nor its Subsidiaries shall make an Investment or acquire any other Assets which would (a) cause a Default, or (b) cause or result in the Borrower failing to comply with any of the financial covenants contained herein. In addition, neither the Borrower nor its Subsidiaries shall enter into any agreements to purchase Investments or other Assets, unless with respect to such purchase such Person at all times has available sources of funds equal to pay in full the cost of the purchase of such Investments or other Assets (to the extent that the payment of such cost of purchase constitutes a recourse obligation of the Borrower or its Subsidiary), which available sources of funds may include Advances to the



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extent that the Borrower may borrow the same for the purposes required or other
Indebtedness permitted by the terms of this Agreement.

         SECTION 7. EVENTS OF DEFAULT

         Section 7.01 Events of Default. Each of the following events, acts, occurrences or conditions shall constitute an Event of Default under this Agreement, regardless of whether such event, act, occurrence or condition is voluntary or involuntary or results from the operation of law or pursuant to or as a result of compliance by any Person with any judgment, decree, order, rule or regulation of any court or administrative or governmental body:

                  (a) Failure to Make Payments. Borrower shall (i) default in the payment when due of any principal of the Loan, or (ii) default in the payment within five (5) days after the due date of (x) any interest on the Loan or (y) any Fees, Transaction Costs or any other amounts owing hereunder; provided, however, (A) that any interest payable with respect to any delinquent payment shall be calculated at the Default Rate from the date such payment was actually due as if there were no grace period, and (B) in the event that a default in (ii) above occurs twice in one (1) calendar year, thereafter the five (5) day grace period shall no longer apply.

                  (b) Breach of Representation or Warranty. Any representation or warranty made by Borrower or any other Loan Party herein or in any other Loan Document or in any certificate or statement delivered pursuant hereto or thereto shall prove to be false or misleading in any material respect on the date as of which made or deemed made: provided, however, that if such breach is capable of being cured, then Borrower shall have a period of thirty (30) days after delivery of notice from Agent to cure any such breach, provided if such default cannot be reasonably cured within such thirty (30) day period and Borrower shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure same, such thirty (30) day period shall be extended for so long as it shall require Borrower in the exercise of due diligence to cure such default, it being agreed that no such extension shall exceed ninety (90) days.

                  (c) Breach of Covenants.

                           (i) Borrower or any other Loan Party shall fail to
                  perform or observe any agreement, covenant or obligation arising under Sections 5.03, 5.12, 5.13, 5.33, 5.35, 5.37,
                  5.38, 5.40, 5.41, 5.42, 5.43, 5.44, 5.45, 6.03, 6.04, 6.05,
                  6.06, 6.07, 6.08, 6.09, 6.10, 6.11, 6.12, 6.13, and 6.14.

                           (ii) Borrower or any of the Loan Parties shall fail
                  to perform or observe any agreement, covenant or obligation arising under this Agreement (except those described in subsections (a), (b) and (c)(i) above), and such failure shall continue uncured for thirty (30) days after delivery of notice thereof, or such longer period of time as is reasonably necessary to cure such Default, provided that Borrower has commenced and is diligently prosecuting the cure of such Default and cures it within ninety (90) days.

                           (iii) Borrower or any other Loan Party shall fail to
                  perform or observe any agreement, covenant or obligation arising under any provision of the Loan



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                  Documents other than this Agreement, or the Fee Letter which failure shall continue after the end of any applicable grace period provided therein.

                  (d) Default Under Other Agreements. Borrower or any other Loan Party shall default beyond any applicable grace period in the payment, performance or observance of any obligation or condition with respect to any Indebtedness in excess of $500,000 or any other event shall occur or condition exist, if the effect of such default, event or condition is to accelerate the maturity of any such Indebtedness or to permit (without regard to any required notice or lapse of time) the holder or holders thereof, or any trustee or agent for such holders, to accelerate the maturity of any such Indebtedness, or any such Indebtedness shall become or be declared to be due and payable prior to its stated maturity and the forgoing conditions are not cured within thirty (30) days after the condition occurs.

                  (e) Bankruptcy, etc. (i) Borrower or any other Loan Party shall commence a voluntary case concerning itself under the Bankruptcy Code; or (ii) an involuntary case is commenced against Borrower or any other Loan Party and the petition is not controverted within thirty
         (30) days, or is not dismissed within sixty (60) days, after commencement of the case or (iii) a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of Borrower, any other Loan Party or Borrower or any other Loan Party commences any other proceedings under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Borrower, any other Loan Party or there is commenced against Borrower or any other Loan Party any such proceeding which remains undismissed for a period of sixty (60) days; or (iv) any order of relief or other order approving any such case or proceeding is entered; or (v) Borrower or any other Loan Party is adjudicated insolvent or bankrupt; or (vi) Borrower or any other Loan Party suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of sixty (60) days; or
         (vii) Borrower or any other Loan Party makes a general assignment for the benefit of creditors; or (viii) Borrower, any other Loan Party shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or (ix) Borrower or any other Loan Party shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debt; or (x) Borrower or any other Loan Party shall by any act or failure to act consent to, approve of or acquiesce in any of the foregoing; or (xi) any corporate or partnership action is taken by Borrower or any other Loan Party for the purpose of effecting any of the foregoing.

                  (f) ERISA. (i) Any Termination Event shall occur, or (ii) any Plan shall incur an accumulated funding deficiency (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived, or fail to make a required installment payment on or before the due date under Section 412 of the Code or Section 302 of ERISA, or
         (iii) Borrower or any of the Loan Parties or a member of their respective ERISA Controlled Groups shall have engaged in a transaction which is prohibited under Section 4975 of the Code or Section 406 of ERISA and an exemption shall not be applicable or have been obtained under Section 408 of ERISA or Section 4975 of the Code, or (iv) Borrower or any of the other Loan Parties or any member of their respective ERISA Controlled Groups shall fail to pay when due an amount which it shall have become liable to pay to the PBGC, any Plan, any Multiemployer Plan or a trust established under Section 4049 of ERISA, or (v) Borrower shall have received a notice from the PBGC of its



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
         intention to terminate a Plan or to appoint a trustee to administer such Plan or Multiemployer Plan, which notice shall not have been withdrawn within fourteen (14) days after the date thereof, or (vi) a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that an ERISA Plan must be terminated or have a trustee appointed to administer any ERISA Plan, or (vii) Borrower or any of the other Loan Parties or a member of their respective ERISA Controlled Groups suffers a partial or complete withdrawal from a Multiemployer Plan or is in default (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan, or (viii) a proceeding shall be instituted against any of Borrower or any of the other Loan Parties or any member of their respective ERISA Controlled Groups to enforce Section 515 of ERISA, or
         (ix) any other event or condition shall occur or exist with respect to any Employee Benefit Plan, Plan or Multiemployer Plan which could subject Borrower or any of the other Loan Parties or any member of their respective ERISA Controlled Groups to any tax, penalty or other liability or the imposition of any lien or security interest on Borrower or any of the other Loan Parties or any member of their respective ERISA Controlled Groups, or (x) with respect to any Multiemployer Plan, the institution of a proceeding to enforce Section 515 of ERISA, to terminate such Plan, the receipt of a notice of reorganization or insolvency under Sections 4241 or 4245 of ERISA, or
         (xi) the assets of Borrower or any other Loan Party become or are deemed to be assets of an Employee Benefit Plan. No Event of Default under this Section 7.01(f) shall be deemed to be, or have been, waived or corrected because of any disclosure by Borrower or any Loan Party.

                  (g) Judgments. One or more judgments or decrees (i) in an aggregate amount of $1,000,000 or more are entered against Borrower or any other Loan Parties in any consecutive twelve (12) month period or
         (ii) which, with respect to Borrower and the other Loan Parties, could result in a Material Adverse Effect, shall be entered by a court or courts of competent jurisdiction against any of such Persons (other than any judgment as to which, and only to the extent, a reputable insurance company has acknowledged coverage of such claim in writing) and (x) any such judgments or decrees shall not be stayed (by appeal or otherwise), discharged, paid, bonded or vacated within thirty (30) days or (y) enforcement proceedings shall be commenced by any creditor on any such judgments or decrees.

                  (h) SEC. The Borrower fails to remain in good standing with the NASDAQ and with the Securities and Exchange Commission.

                  (i) Material Adverse Effect. If any Material Adverse Effect shall occur.

                  (j) Change in Ownership. (i) A Change in Control occurs for the Borrower or (ii) Lehman or an Affiliate thereof fails to hold the 500,000 shares of Series B Convertible Preferred Stock issued to an Affiliate of Lehman pursuant to the Securities Purchase Agreement dated August 31, 2000.

                  (k) Permitted Property Agreements. Any of the following occur:
         (i) any Permitted Property Agreement(s) shall for any reason cease to be valid and binding and/or terminate (other than those terminations of Permitted Property Agreements contemplated by the Master Lease Termination Agreement described on Schedules 18 and 19 hereof), and that such event could reasonably be expected to cause a Material Adverse Effect; or (ii) a default by the



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         Borrower or any of its Subsidiaries shall occur under any Permitted
         Property Agreement(s) that could reasonably be expected to cause a Material Adverse Effect.

                  (l) Guaranty. Any provision of any Guaranty shall for any reason cease to be valid and binding on any Guarantor or any Guarantor shall so state in writing.

                  (m) Environmental Indemnity. Any Environmental Indemnity shall for any reason cease to be valid and binding on any Person party thereto or any such Person shall so state in writing.

                  (n) Repayment Event. Upon the receipt by the Borrower of any net cash proceeds from a Repayment Event, the Borrower fails to apply such net cash proceeds in accordance with this Agreement.

                  (o) First Priority Lien. The Loan Documents after delivery thereof shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority lien on the Collateral (subject to the Permitted Liens) purported to be covered, hereby or thereby.

                  (p) Transfer of Subordinate Convertible Note. CGLH Partners II LP shall transfer, sell or assign the Subordinate Convertible Note to a Person other than an Affiliate.

         Section 7.02 Rights and Remedies.

         (a) Upon the occurrence of any Event of Default described in Section
7.01 (e), the Facility Amount shall automatically and immediately terminate and the unpaid principal amount of and any and all accrued interest on the Loan and any and all accrued Fees and other Obligations shall automatically become immediately due and payable, with all additional interest thereon calculated at the Default Rate from the occurrence of the Default until the Loan is paid in full and without presentation, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and notice of acceleration), all of which are hereby expressly waived by Borrower and the other Loan Parties, and the obligation of Lender and all Co-Lenders to make any Advances hereunder shall thereupon terminate; and upon the occurrence and during the continuance of any other Event of Default, Agent, upon approval by the Majority Co-Lenders, may, by written notice to Borrower, (i) declare that the Facility Amount is terminated, whereupon the Facility Amount and the obligation of Lender and all Co-Lenders to make any Advances (or their pro rata share thereof) hereunder shall immediately terminate, and (ii) declare the unpaid principal amount of and any and all accrued and unpaid interest on the Loan and any and all accrued Fees and other Obligations to be, and the same shall thereupon be, immediately due and payable with all additional interest thereon calculated at the Default Rate from the occurrence of the Default until the Loan is paid in full and without presentation, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and notice of acceleration), all of which are hereby expressly waived by Borrower and the other Loan Parties.

         (b) Agent and any Co-Lender may offset any indebtedness, obligations or liabilities owed to Borrower against any indebtedness, obligations or liabilities of Borrower to it.



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

         (c) Agent and any Co-Lender may avail itself of any remedies available to it under the Loan Documents or at law or equity.

         SECTION 8. INTENTIONALLY DELETED.

         SECTION 9. MISCELLANEOUS.

         Section 9.01 Payment of Agent's, Syndication Agent's and Co-Lender's Expenses, Indemnity, etc. Borrower shall:

                  (a) whether or not the Transactions hereby contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of Agent, the Syndication Agent, Lender and all Co-Lenders in connection with Agent's, the Syndication Agent's, and such Co-Lender's due diligence review of the Hospitality Properties (including due diligence expenses, syndication expenses, consultation expenses, travel expenses and reasonable fees, charges and disbursement of counsel), the negotiation, preparation, execution and delivery of the Loan Documents and the documents and instruments referred to therein, all Appraisals of the Hospitality Properties made by Agent or the Syndication Agent, in connection with the administration of the Loan and any amendment, waiver or consent relating to any of the Loan Documents and of Agent, the Syndication Agent, and Co-Lenders in connection with the preservation of rights under, any amendment, waiver or consent relating to, and enforcement of, the Loan Documents and the documents and instruments referred to therein or in connection with any restructuring or rescheduling of the Obligations (including, without limitation, the reasonable fees and disbursements of counsel for Agent, the Syndication Agent, and the Co-Lenders);

                  (b) pay, and hold Agent, the Syndication Agent, and each Co-Lender harmless from and against, any and all present and future stamp, excise and other similar taxes with respect to the foregoing matters and hold Agent, the Syndication Agent, and each Co-Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to Agent, the Syndication Agent or such Co-Lender) to pay such taxes; and

                  (c) indemnify Agent (in its capacity as Lender and as Agent), the Syndication Agent (in its capacity as Syndication Agent and as a Co-Lender) and each Co-Lender, its officers, directors, employees, representatives and agents and any persons or entities owned or Controlled by, owning or Controlling, or under common Control or Affiliated with Agent, the Syndication Agent, or each Co-Lender (each an "Indemnitee") from, and hold each of them harmless against, any and all losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitee in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) that may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, asserted against or incurred by any Indemnitee as a result of, or arising in any manner out of, or in any way related to or by reason of, (i) any of the Transactions or the execution, delivery or performance of any Loan Document, (ii) the breach of any of Borrower's or other Loan Party's representations and warranties or of any of Borrower's or other Loan



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
         Party's Obligations, (iii) a default under Sections 4.12 or 5.11, including, without limitation, attorneys' fees and costs incurred in the investigation, defense, and settlement of losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, and (iv) the exercise by Agent, the Syndication Agent and the Co-Lenders of their rights and remedies (including, without limitation, foreclosure) under any Loan Documents (but excluding, as to any Indemnitee, any such losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements incurred solely by reason of the gross negligence or willful misconduct of such Indemnitee as finally determined by a court of competent jurisdiction) (collectively, "Indemnified Liabilities"). Borrower further agrees that, without Agent's, the Syndication Agent's or the Co-Lenders' prior written consent, they will not enter into any settlement of a lawsuit, claim or other proceeding arising or relating to any Indemnified Liability unless such settlement includes an explicit and unconditional release from the party bringing such lawsuit, claim or other proceeding of each Indemnitee. Borrower's obligations under this Section shall survive the termination of this Agreement and the payment of the Obligations.

         Section 9.02 Notices. Except as otherwise expressly provided herein, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile, telex, or cable communication), and shall be deemed to have been duly given or made when delivered by hand, or five (5) days after being deposited in the United States mail, certified or registered, postage prepaid, or, in the case of telex notice, when sent, answerback received, or, in the case of facsimile notice, when sent, answerback received, or, in the case of a nationally recognized overnight courier service, one (1) Business Day after delivery to such courier service, addressed, in the case of Borrower, Agent and the Syndication Agent, at the addresses specified below, or to such other addresses as may be designated by any party in a written notice to the other parties hereto, provided that notices and communications to Agent shall not be effective until received by Agent.

If to Agent, as follows:

         including, without limitation, all notices given in accordance with Sections 2.02, 2.08(b), 2.09(a) and
         2.11 of this Agreement to:

         Lehman Brothers Holdings Inc.
            d/b/a Lehman Capital, a division of
            Lehman Brothers Holdings Inc.
         Three World Financial Center,
         12th Floor
         New York, New York 10285
         Telecopier Number:  (212) 526-0035
         Telephone Number:  (212) 526-5153
         Attention:  Thomas Buffa

         and



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

         Telecopier Number:  (212) 526-6102
         Telephone Number:  (212) 526-6364
         Attention:  Jennifer O'Callaghan

If to Syndication Agent, as follows:

         Lehman Commercial Paper, Inc.
         Three World Financial Center, 12th Floor
         New York, New York 10285
         Telecopier Number:  (212) 526-6102
         Telephone Number:  (212) 526-6364
         Attention:  Jennifer O'Callaghan

with copies thereof to:

         Hatfield Philips Inc.
         Suite 2300 Marquis Two Tower
         245 Peachtree Center Avenue
         Marquis One Tower, Suite 2701
         Atlanta, Georgia 30303
         Telecopier Number:  (404) 420-5610
         Attention:  Jennifer Farthing Bean

If to Borrower, as follows:

         Interstate Hotels Corporation
         Foster Plaza 10
         680 Anderson Drive
         Pittsburgh, Pennsylvania 15220
         Attn:  Chairman and Chief Executive Officer
         Phone:  (412) 937-0600
         Fax:  (412) 937-8051

with copies thereof to:

         Interstate Hotels Corporation Foster Plaza 10
         680 Anderson Drive
         Pittsburgh, Pennsylvania 15220
         Attn:  General Counsel
         Phone:  (412) 937-3384
         Fax:  (412) 937-3116

         Section 9.03 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Borrower, Agent, the Syndication Agent, the Co-Lenders, all future holders of the Note and their respective successors and assigns.



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

         Section 9.04 Amendments and Waivers. (a) (a) Neither this Agreement, the Note, any other Loan Document to which Borrower or any other Loan Party is a party nor any terms hereof or thereof may be amended, supplemented, modified or waived other than in a writing executed by Borrower, or the applicable Loan Party and Agent. If all or a portion of the Loan and the Facility Amount is sold to a Co-Lender pursuant to Section 9.09, the Borrower acknowledges and agrees that any amendment, modification approval, waiver or request to be granted regarding the terms of this Agreement shall be given in accordance with the terms, provisions and conditions of the intercreditor agreement to be entered into between Lender, as Agent, and each Co-Lender (the "Intercreditor Agreement"), provided that such terms, provisions and conditions shall have been disclosed to Borrower; Lender agrees that the terms of such Intercreditor Agreement shall not be inconsistent with this Agreement, the other Loan Documents or the Assignment and Assumption. The parties hereto acknowledge and agree that after the occurrence of a Syndication, any amendment, modification, approval, waiver or request to be granted regarding the terms of this Agreement shall be given in accordance with the terms, provisions and conditions of the Intercreditor Agreement. The authority of Agent to act as Agent hereunder arises pursuant to and is governed by the Intercreditor Agreement and this Agreement.

         (b) In the case of any waiver, Borrower, Agent and all Co-Lenders shall be restored to their former position and rights hereunder and under the outstanding Note and any other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

         Section 9.05 No Waiver; Remedies Cumulative. No failure or delay on the part of Agent or any Co-Lender in exercising any right, power or privilege hereunder or under any other Loan Document and no course of dealing between Borrower or any other Loan Party and Agent or any Co-Lender shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which Agent or any Co-Lender would otherwise have. No notice to or demand on Borrower or any other Loan Party in any case shall entitle Borrower or any other Loan Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Agent or any Co-Lender, to any other or further action in any circumstances without notice or demand.


         Section 9.06 Governing Law; Submission to Jurisdiction. (a) (a) This Agreement shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York, provided however, that with respect to the creation, perfection, priority and enforcement of the lien of the Security Documents, and the determination of deficiency judgments, the laws of the State where the applicable Hospitality Property is located shall apply.

         (b) Any legal action or proceeding with respect to this Agreement or any other Loan Document and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, Borrower



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

hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. Borrower irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Borrower at their addresses set forth in Section 9.02. Borrower hereby irrevocably waives any objection which they may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Loan Document brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of Agent or any Co-Lender, to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Borrower in any other jurisdiction.

         Section 9.07 Confidentiality Disclosure of Information. Each party hereto shall treat the transactions contemplated hereby and all financial and other information furnished to it about Borrower, the other Loan Parties and the Hospitality Properties owned, leased, or managed by Borrower or Borrower Subsidiaries as confidential; provided, however, that such confidential information may be disclosed (a) as required by law (including without limitation to bank regulators) or pursuant to generally accepted accounting procedures, (b) to officers, directors, employees, agents, partners, investors, attorneys, accountants, engineers and other consultants of the parties hereto who need to know such information, provided such Persons are instructed to treat such information confidentially, (c) by Agent or the Syndication Agent to any Participant, Co-Lender, servicer, or assignee ("Transferee"), which disclosure to Transferees and prospective Transferees may include any and all information which has been delivered to Agent or the Syndication Agent by Borrower or any other Loan Party pursuant to this Agreement or the other Loan Documents or which has been delivered to Agent or the Syndication Agent in connection with Agent's or the Syndication Agent's or the Co-Lenders' credit evaluation of Borrower prior to entering into this Agreement; provided such Transferee agrees to keep such information confidential, or (d) upon the written consent of the party whose otherwise confidential information would be disclosed.

         Borrower acknowledges and agrees that Agent and the Syndication Agent may provide to the Co-Lenders, and that Agent, the Syndication Agent and each of the Co-Lenders may provide to any Participant, originals or copies of this Agreement, all Loan Documents and all other documents, instruments, certificates, opinions, insurance policies, letters of credit, reports, requisitions and other materials and information of every nature or description, and may communicate all oral information, at any time submitted by or on behalf of Borrower or any other Loan Party or received by Agent or the Syndication Agent in connection with the Loan or Borrower or any other loan Party.

         Section 9.08 Recourse. The Loan and the Obligations shall be full recourse to Borrower.

         Section 9.09 Sale of Loan, Co-Lenders, Participations and Servicing.

         (a) Lender and any Co-Lender may, at their option, sell with novation all or any part of their right, title and interest in, and to, and under the Loan, including, without



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

limitation, all or a portion of their obligation to make Advances, and its interest in the outstanding principal balance of the Loan, to one or more additional Co-Lenders; notwithstanding the foregoing, provided that no Event of Default has occurred and is continuing, any such sale with novation to any Co-Lender that is not an Affiliate of Lender or any Co-Lender shall be subject to Borrower's prior written approval, which approval shall not be unreasonably withheld or delayed; provided, further, however, that Borrower shall be deemed to have approved any entity purchasing the Loan or part thereof or interest therein that has a long-term credit rating on its senior debt equal or exceeding BBB as rated by Standard & Poor's Ratings Services or equal or exceeding Baa-2 as rated by Moody's Investors Service, Inc. Each additional Co-Lender shall enter into an assignment and assumption agreement (the "Assignment and Assumption") assigning a portion of Lender's or Co-Lender's rights and obligations under the Loan, and pursuant to which the additional Co-Lender accepts such assignment and assumes the assigned obligations. From and after the effective date specified in the Assignment and Assumption (i) each Co-Lender shall be a party hereto and to each Loan Document to the extent of the applicable percentage or percentages set forth in the Assignment and Assumption and, except as specified otherwise herein, shall succeed to the rights and obligations of Lender and the Co-Lenders hereunder and thereunder in respect of the Loan (including, without limitation, its pro rata share of Lender's and each Co-Lenders' obligations to make Advances hereunder), and (ii) Lender, as lender and each Co-Lender, as applicable, shall, to the extent such rights and obligations have been assigned and assumed by it pursuant to such Assignment and Assumption, relinquish its rights and be released from its obligations hereunder and under the Loan Documents.

         (b) The liabilities of Lender and each of the Co-Lenders shall be several and not joint, and Lender's and each Co-Lenders' obligations to Borrower under this Agreement shall be reduced by the amount of each such Assignment and Assumption. Neither Lender nor any Co-Lender shall be responsible for the obligations of any other Co-Lender. Lender and each Co-Lender shall be liable to Borrower only for their respective proportionate shares of the Loan. If for any reason any of the Co-Lenders shall fail or refuse to abide by their obligations under this Agreement, Lender and the other Co-Lenders shall not be relieved of their obligations, if any, hereunder, including their obligations to make their pro rata share of any Advance on the date set forth for such Advance in the Notice of Borrowing; notwithstanding the foregoing, Lender and the Co-Lenders shall have the right, but not the obligation, at their sole option, to make the defaulting Co-Lender's pro rata share of such Advance pursuant to the terms of the Intercreditor Agreement.

         (c) Borrower agrees that it shall, in connection with any sale of all or any portion of the Loan, whether in whole or to an additional Co-Lender or Participant (the "Syndication"), within ten (10) business days after requested by Agent or the Syndication Agent, furnish Agent or the Syndication Agent with the certificates required under Section 9.22(a) and (b) and such other information as reasonably requested by any additional Co-Lender or Participant in performing its due diligence in connection with its purchase of an interest in the Loan and the Facility Amount.

         (d) If for any reason the Lender or any of the Co-Lenders shall fall or refuse to abide by its obligations under the Loan Agreement, this Agreement or the other Loan Documents (each a "Defaulting Co-Lender"), then, in addition to the rights and remedies that



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

may be available to the Agent and the other Co-Lenders at law and in equity, such Defaulting Co-Lender's right to participate in the administration of the Loan and the Loan Documents, including without limitation, any rights to consent to or direct any action or inaction of the Agent or to be taken into account in the calculation of Majority Co-Lenders, shall be suspended during the pendency of such failure or refusal.

         (e) Lender (or an Affiliate of Lender) shall act as administrative agent for itself and the Co-Lenders (together with any successor administrative agent, the "Agent") pursuant to this Section 9.09(e). Borrower acknowledges that Lender, as Agent shall have the sole and exclusive authority to execute and perform this Agreement and each Loan Document on behalf of itself, as Lender and as agent for itself and the Co-Lenders subject to the terms of the Intercreditor Agreement. Except as otherwise provided herein, Borrower shall have no obligation to recognize or deal directly with any Co-Lender, and no Co-Lender shall have any right to deal directly with Borrower with respect to the rights, benefits and obligations of Borrower under this Agreement, the Loan Documents or any one or more documents or instruments in respect thereof. Borrower may rely conclusively on the actions of Lender as Agent to bind Lender and the Co-Lenders, notwithstanding that the particular action in question may, pursuant to this Agreement or any Intercreditor Agreement among Agent and the Co-Lenders, be subject to the consent or direction of the Co-Lenders. Lender may resign as Agent of the Co-Lenders, in its sole discretion, without the consent of Borrower. Upon any such resignation, a successor Agent shall be determined pursuant to the terms of the Intercreditor Agreement. The term Agent shall mean any successor Agent.

         Notwithstanding any provision to the contrary in this Agreement, neither the Agent nor the Syndication Agent shall have any duties or responsibilities except those expressly set forth herein and in the Intercreditor Agreement and no covenants, functions, responsibilities, duties, obligations or liabilities of Agent or the Syndication Agent shall be implied by or inferred from this Agreement, the Intercreditor Agreement, or any other Loan Document, or otherwise exist against Agent or the Syndication Agent.

         (f) Except to the extent its obligations hereunder and its interest in the Loan have been assigned pursuant to one or more Assignments and Assumptions, Lehman as Agent, shall have the same rights and powers under this Agreement as any other Co-Lender and may exercise the same as though it were not the Agent, respectively. The term "Co-Lender" or "Co-Lenders" shall, unless otherwise expressly indicated, include Lehman in its individual capacity. Lehman and the other Co-Lenders and their respective affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, Borrower, any Loan Party or any Affiliate of Borrower or any Loan Party and any Person or entity who may do business with or own securities of Borrower or any Loan Party or any Affiliate of Borrower or any Loan Party or any Affiliate thereof, all as if they were not serving in such capacities hereunder and without any duty to account therefor to each other.

         (g) Intentionally Deleted.

         (h) Lender, as Agent, shall maintain at its domestic lending office or at such other location as Lender, as Agent, shall designate in writing to each Co-Lender and Borrower a copy of each Assignment and Assumption delivered to and accepted by it and a register for the



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

recordation of the names and addresses of the Co-Lenders, the amount of each Co-Lender's proportionate share of the Facility Amount and the Loan and the name and address of each Co-Lender's agent for service of process (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Borrower, Lender, as Agent, and the Co-Lenders may treat each person or entity whose name is recorded in the Register as a Co-Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection and copying by Borrower or any Co-Lender during normal business hours upon reasonable prior notice to the Agent. A Co-Lender may change its address and its agent for service of process upon written notice to Lender, as Agent, which notice shall only be effective upon actual receipt by Lender, as Agent, which receipt will be acknowledged by Lender, as Agent, upon request.

         (i) Notwithstanding anything herein to the contrary, any financial institution or other entity may be sold a participation interest in the Loan by Lender or any Co-Lender without Borrower's consent (such financial institution or entity, a "Participant") (x) if such sale is without novation and (y) if the other conditions set forth in this paragraph are met. No Participant shall be considered a Co-Lender hereunder or under the Note or the Loan Documents. No Participant shall have any rights under this Agreement, the Note or any of the Loan Documents and the Participant's rights in respect of such participation shall be solely against Lender or Co-Lender, as the case may be, as set forth in the participation agreement executed by and between Lender or Co-Lender, as the case may be, and such Participant. The terms of any participation agreement between Lender or Co-Lender, as the case may be, and its Participant shall not grant the Participant any consent rights except for consent to (i) changes in the interest rate and term of the Loan, (ii) increase in the principal amount of the Loan (except for protective advances), (iii) release of collateral, (iv) release of any party liable for repayment of the Loan, (v) forbearance, (vi) consents to Liens other than Permitted Liens, (vii) the acceleration of the Loan or the taking of any enforcement action with respect to the Loan. No participation shall relieve Lender or Co-Lender, as the case may be, from its obligations hereunder or under the Note or the Loan Documents and Lender or Co-Lender, as the case may be, shall remain solely responsible for the performance of its obligations hereunder.

         (j) Notwithstanding any other provision set forth in this Agreement, the Lender or any Co-Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, amounts owing to it in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System), provided that no such security interest or the exercise by the secured party of any of its rights thereunder shall release Lender or Co-Lender from its funding obligations hereunder.

         Section 9.10 Borrower's Assignment. Borrower may not assign its rights or obligations hereunder without the prior written consent of Agent and all of the Co-Lenders.

         Section 9.11 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         Section 9.12 Effectiveness. This Agreement shall become effective on the date on which all of the parties hereto shall have signed a counterpart hereof and shall have delivered the same to the Syndication Agent.

         Section 9.13 Headings Descriptive. The heading of the several Sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         Section 9.14 Marshaling; Recapture. Agent shall be under no obligation to marshal any assets in favor of Borrower, any other Loan Party or any other party or against or in payment of any or all of the Obligations. To the extent Agent receives any payment by or on behalf of Borrower or any other Loan Party, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to Borrower or such other Loan Party or its estate, trustee, receiver, custodian or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated by the amount so repaid and shall be included within the liabilities of Borrower or such other Loan Party to Agent and the Co-Lenders as of the date such initial payment, reduction or satisfaction occurred.

         Section 9.15 Severability. In case any provision in or obligation under this Agreement or the Note or the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         Section 9.16 Survival. Except as expressly provided to the contrary herein, all indemnities set forth herein including, without limitation, in Sections 2.16, 2.17, 2.18, 2.19 and 9.01 shall survive the execution and delivery of this Agreement, the Note and the Loan Documents and the making and repayment of the Loan hereunder.

         Section 9.17 Domicile of Loan Portions. Lender and the Co-Lenders may transfer and carry any Loan Portion at, to or for the account of any domestic or foreign branch office, subsidiary or affiliate, subject to Section 2.19.

         Section 9.18 Limitation of Liability. No claim may be made by Borrower, any other Loan Party or any other Person against Agent, the Syndication Agent, or any Co-Lenders or the Affiliates, directors, officers, employees, attorneys or agent of any of such Persons for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any other Transactions, or any act, omission or event occurring in connection therewith; and Borrower hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

         Section 9.19 Calculations; Computations. Except as otherwise expressly provided herein, the financial statements to be furnished to Agent or the Syndication Agent



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

pursuant hereto shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved and consistent with GAAP as used in the preparation of the financial statements referred to in Section 4.05.

         Section 9.20 WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER, AGENT AND ALL CO-LENDERS EACH HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

         Section 9.21 No Joint Venture. Notwithstanding anything to the contrary herein contained, neither Agent, the Syndication Agent nor any Co-Lender by entering into this Agreement or by taking any action pursuant hereto, will be deemed a partner or joint venturer with Borrower or any Loan Party and Borrower agrees to hold Agent, the Syndication Agent and each Co-Lender harmless from any damages and expenses resulting from such a construction of the relationship of the parties hereto or any assertion thereof.

         Section 9.22 Estoppel Certificates. (a) (a) Borrower and Agent, each hereby agree at any time and from time to time upon not less than ten (10) days prior written notice by Borrower or Agent, to execute, acknowledge and deliver to the party specified in such notice, a statement, in writing, certifying whether this Agreement is unmodified and in full force and effect (or if there have been modifications, whether the same, as modified, is in full force and effect and stating the modifications hereto), and stating whether or not, to the best knowledge of such certifying party, any Default or Event of Default has occurred and is then continuing, and, if so, specifying each such Default or Event of Default; provided, however, that it shall be a condition precedent to Lender's obligation, as Agent, to deliver the statement pursuant to this Section, that Agent shall receive, together with Borrower's request for such statement, a certificate of a general partner or senior executive officer of Borrower stating that no Default or Event of Default exists as of the date of such certificate (or specifying such Default or Event of Default).

         (b) Within five (5) Business Days of Agent's request, Borrower shall execute and deliver a certificate of the general partner of Borrower or senior executive officer of Borrower confirming the then aggregate outstanding principal balance of the Loan, the outstanding principal balance of each Eurodollar Portion and the Base Rate Portion, the Contract Rate for each Loan Portion, the dates to which all interest has been paid, and the Interest Period for each Eurodollar Portion. Such statement shall be binding and conclusive on Borrower absent manifest error.

         Section 9.23 No Other Agreements. The Loan Documents constitute the entire understanding of the parties with respect to the transactions contemplated hereby, and all prior understandings with respect thereto, whether written or oral, shall be of no force and effect.

         Section 9.24 Controlling Document. In the event of a conflict between the provisions of this Agreement and the other Loan Documents, the provisions of this Agreement shall control and govern the conflicting provisions of the other Loan Documents.



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

         Section 9.25 No Benefit to Third Parties. This Agreement is for the sole and exclusive benefit of Borrower and Agent, the Syndication Agent and the Co-Lenders and all conditions of the obligation of Lender and the Co-Lenders to make Advances hereunder are imposed solely and exclusively for the benefit of Lender and the Co-Lenders and their assigns and no other person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender and the Co-Lenders will refuse to make Advances in the absence of strict compliance with any and all thereof and no other person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Agent and the Co-Lenders at any time if they in their sole discretion deem it advisable to do so. Without limiting the generality of the foregoing, neither Agent nor the Co-Lenders shall have any duty or obligation to anyone to ascertain that funds advanced hereunder are used as required by the terms hereof or to pay the cost of constructing the improvements on any of the Hospitality Properties or to acquire materials and supplies to be used in connection therewith or to pay costs of owning, operating and maintaining same.

         Section 9.26 Hedge Agreements. As more fully set forth in the Guaranty and the Security Agreement, if any Co-Lender enters into a Hedge Agreement with the Borrower, the obligations of the Borrower to such Co-Lender under such Hedge Agreement shall (a) be pari passu with the Obligations and (b) be secured by the Collateral pursuant to the Security Agreement.


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

                      [SIGNATURE PAGE OF CREDIT AGREEMENT]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                           INTERSTATE HOTELS CORPORATION,
                                           a Maryland corporation

                                           By: /s/ Timothy Q. Hudak
                                               ---------------------------------
                                               Name:   Timothy Q. Hudak
                                               Title:  Senior Vice President

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                           INTERSTATE HOTELS CORPORATION,
                                           a Maryland corporation

                                           By: /s/ Timothy Q. Hudak
                                               --------------------------------
                                               Name:   Timothy Q. Hudak
                                               Title:  Senior Vice President


                                           LEHMAN BROTHERS HOLDINGS INC.
                                           D/B/A LEHMAN CAPITAL, A DIVISION OF
                                           LEHMAN BROTHERS HOLDINGS INC.,
                                           a Delaware corporation, individually
                                           as a Co-Lender, as Agent and as
                                           Co-Arranger

                                           By: /s/ Francis X. Gilhool
                                               --------------------------------
                                               Name:  Francis X. Gilhool
                                               Title: Authorized Signature


                                           LEHMAN COMMERCIAL PAPER, INC., a
                                           _______________, as Syndication Agent

                                           By: /s/ Francis X. Gilhool
                                               --------------------------------
                                               Name:  Francis X. Gilhool
                                               Title: Authorized Signature


                                           CREDIT LYONNAIS NEW YORK BRANCH,
                                           a New York State licensed branch of
                                           a French Banking corporation, as
                                           Co-Lender, as Co-Arranger and
                                           Documentation Agent

                                           By: /s/ David Bowers
                                               --------------------------------
                                               Name:   David Bowers
                                               Title:  Vice President


                                           PNC BANK, NATIONAL ASSOCIATION,
                                           a national banking
                                           association, as Co-Lender

                                           By: /s/ James A. Colella
                                               --------------------------------
                                               Name:   James A. Colella
                                               Title:  Vice President



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